UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2013

Municipal Fixed Income Funds
High Yield Municipal
Municipal Income
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

■	HIGH YIELD MUNICIPAL

■	MUNICIPAL INCOME

■	SHORT DURATION TAX-FREE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	20

Financial Statements	80

Financial Highlights	84

Notes to the Financial Statements	90

Other Information	107

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs High Yield Municipal Fund invests primarily in high yield municipal securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular sectors (for example, specific types of municipal securities) or states, the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors or states than if its investments were not so concentrated. The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Municipal Income Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Goldman Sachs Short Duration Tax-Free Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. The Fund may invest up to 20% of its portfolio in private activity bonds whose income may be subject to the federal alternative minimum tax and taxable investments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic investment options, tax-free income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market declined during the six months ended September 30, 2013 (the “Reporting Period”), pressured by higher interest rates and significant investment outflows.

Commentary from the Federal Reserve (the “Fed”) about the potential tapering of its quantitative easing program led to a sharp increase in U.S. Treasury yields during the Reporting Period. Municipal yields followed, climbing even higher in the longest maturities than in comparable duration U.S. Treasuries. Over the course of the Reporting Period, the municipal yield curve steepened. The yield on a two-year AAA-rated municipal security increased five basis points to 0.36%; the yield on a 10-year AAA-rated municipal security rose 63 basis points to 2.54%; and the yield on a 30-year AAA-rated municipal security climbed 103 basis points to 4.12%. (A basis point is 1/100th of a percentage point). By comparison, the yield on a two-year U.S. Treasury security increased seven basis points to 0.32%; the yield on a 10-year U.S. Treasury security rose 76 basis points to 2.61%; and the yield on a 30-year U.S. Treasury security climbed 59 basis points to 3.69% (Source: GSAM, MMD, & Bloomberg).

Market technicals, or supply and demand factors, were weak during the Reporting Period. Investment outflows from municipal bond mutual funds overpowered demand from non-traditional buyers, who purchased municipal bonds largely because of their relatively higher yields. Overall supply declined as maturing bonds and refunding bonds (wherein issuers replace higher-yield bonds with debt issued at lower interest rates) outstripped new issuance. During June 2013, $6.6 billion of supply was withdrawn from the municipal bond market through refunding and maturities.

Negative headlines also weighed on the municipal bond market. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy protection, the largest U.S. city to ever to do so. Also in July, Moody’s Investors Service downgraded the City of Chicago’s municipal debt. Puerto Rico’s municipal debt was also downgraded during the Reporting Period.

On the positive side, Moody’s Investors Service upgraded its outlook for U.S. states to neutral, after having them on negative outlook for more than five years. The credit ratings agency cited economic stabilization, better than expected revenue results and increasing reserves. At the end of the Reporting Period, state tax collections had increased for 13 consecutive quarters, according to Thomson Reuters.

The high yield municipal bond market underperformed investment grade municipal bonds during the Reporting Period, especially in June 2013, as investors withdrew assets from municipal bond mutual funds. Investment outflows overall reduced liquidity and increased price volatility.

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we believed the increase in intermediate-term and long-term municipal yields could attract new investments from individuals and institutions. The potential demand, coupled with lighter new issue supply, should, in our view, tip market technicals back to positive. In spite of some high profile credit events during the Reporting Period, we believe that fundamentals have stabilized overall and are improving at the state and local level in some areas. For this trend to continue, we think state and local governments need to look at both expense reduction and revenue growth, including tax increases, to help achieve balanced budgets in the years to come. At the end of the Reporting Period, as debate in Washington, D.C. focused on the federal budget and the raising of the debt ceiling, we continued to monitor developments, especially as they pertain to the municipal federal tax exemption.

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -7.17%, -7.62%, -7.52%, -7.13% and -7.05%, respectively. These returns compare to the -5.41% cumulative total return of the Fund’s benchmark, the High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Fund Composite is comprised 40% of the Barclays Aggregate Municipal Bond Index (with dividends reinvested) and 60% of the Barclays High Yield Municipal Bond Index (with dividends reinvested), which generated cumulative total returns of -3.15% and -6.92%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy detracted from relative performance during the Reporting Period. Sector positioning also hurt results.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund was hampered by its overweighted position in Puerto Rican bonds, as spreads (or yields between bonds of comparable maturities) widened after downgrades by credit ratings agencies.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s longer duration position relative to the High Yield Municipal Composite detracted from performance as yields increased during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

Also during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. To hedge against potential changes in interest rates, the Fund employed interest rate swap contracts. It used Municipal Market Data (MMD) Rate Locks to hedge the Fund’s duration.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to land-backed municipal bonds. We reduced its exposure to state general obligation bonds and to the multi-family housing sector. In addition, during the Reporting Period, we reduced the Fund’s exposure to municipal debt issued in Michigan. We also reduced the Fund’s duration position relative to the High Yield Municipal Composite as market conditions shifted.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a shorter duration position compared to the High Yield Municipal Composite. It was overweight relative to the High Yield Municipal Composite in the land-backed sector and in bonds issued in Puerto Rico.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The broad-based redemptions from municipal bond mutual funds, which had created negative market technicals during the Reporting Period, began to ease only near the end of the Reporting Period. Still, in our opinion, investment outflows from municipal bond mutual funds may continue over the near term and are likely to remain a headwind for the municipal bond market into the end of 2013. We intend to maintain our unconstrained approach in which we focus on seeking attractive risk/return opportunities across all maturities along the municipal bond yield curve and inclusive of all credit qualities. Based on shifts in interest rates, we intend to maintain a short duration target relative to the High Yield Municipal Composite.

FUND BASICS

High Yield Municipal Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	High Yield Municipal Fund Composite Index[2]	Barclays High Yield Municipal Bond Index[3]	Barclays Aggregate Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	-7.17%	-5.41%	-6.92%	-3.15%	4.39%	4.33%	7.76%
Class B	-7.62	-5.41	-6.92	-3.15	3.85	3.79	6.80
Class C	-7.52	-5.41	-6.92	-3.15	3.86	3.80	6.82
Institutional	-7.13	-5.41	-6.92	-3.15	4.89	4.88	8.64
Class IR	-7.05	-5.41	-6.92	-3.15	4.85	4.79	8.57

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The High Yield Municipal Fund Composite Index is comprised of the Barclays Aggregate Municipal Bond Index (40%) (with dividends reinvested) and the Barclays High Yield Municipal Bond Index (60%) (with dividends reinvested).

[3]	The Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%. During a period when the 30-Day Standardized Subsidized Yield of a share class of the Fund is negative, the corresponding 30-Day Taxable Equivalent Yield will also be negative, and therefore the latter may not provide meaningful comparative information to investors.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-7.58%	3.80%	2.52%	3.82%	4/3/00
Class B	-8.74	3.56	2.36	3.70	4/3/00
Class C	-4.90	3.98	2.22	3.40	4/3/00
Institutional	-2.94	5.09	3.34	4.55	4/3/00
Class IR	-2.98	N/A	N/A	5.47	7/30/10

[7]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.86%	0.92%
Class B	1.61	1.67
Class C	1.61	1.67
Institutional	0.57	0.58
Class IR	0.61	0.67

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -4.93%, -5.28%, -5.22%, -4.76%, -4.99% and -4.82%, respectively. These returns compare to the -3.15% cumulative total return of the Fund’s benchmark, the Barclays Aggregate Municipal Bond Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve strategy dampened relative performance. Sector positioning and bottom-up issue selection also detracted from results.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund’s performance was hampered during the Reporting Period by an overweighted position in Puerto Rican bonds as spreads (or yields between bonds of comparable maturities) widened after downgrades by credit ratings agencies. Also, issue selection of longer-term floating rate notes detracted from returns amid poor liquidity conditions. A floating rate note is a note with a variable interest rate.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s longer duration position relative to the Index detracted from performance as yields increased during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Also, to hedge against potential changes in interest rates, the Fund employed interest rate swap contracts during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to floating rate notes. As interest rates increased during the Reporting Period, we also rotated out of securities purchased at lower interest rates and reinvested the proceeds into higher yielding securities. In addition, we reduced the Fund’s exposure to tobacco bonds and to pre-refunded municipal bonds during the Reporting Period. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in U.S. Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a longer duration position relative to the Index. It was overweight compared to the Index in lower credit-quality investment grade municipal bonds. Also, it had overweighted allocations relative to the Index in bonds issued in California, Texas and Florida.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities along the entire municipal bond yield curve and across the spectrum of investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain a short duration target relative to the Index.

FUND BASICS

Municipal Income Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays Aggregate Municipal Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	-4.93%	-3.15%	3.18%	2.94%	5.62%
Class B	-5.28	-3.15	2.55	2.31	4.51
Class C	-5.22	-3.15	2.56	2.32	4.52
Institutional	-4.76	-3.15	3.64	3.40	6.43
Service	-4.99	-3.15	3.16	2.91	5.58
Class IR	-4.82	-3.15	3.55	3.30	6.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%. During a period when the 30-Day Standardized Subsidized Yield of a share class of the Fund is negative, the corresponding 30-Day Taxable Equivalent Yield will also be negative, and therefore the latter may not provide meaningful comparative information to investors.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-7.06%	5.27%	3.51%	4.57%	7/20/93
Class B	-8.95	4.90	3.27	4.45	5/1/96
Class C	-5.06	5.29	3.13	3.68	8/15/97
Institutional	-3.12	6.44	4.28	4.83	8/15/97
Service	-3.62	5.87	3.73	4.33	7/20/93
Class IR	-3.21	N/A	N/A	4.29	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.98%
Class B	1.53	1.73
Class C	1.53	1.73
Institutional	0.44	0.64
Service	0.94	1.15
Class IR	0.53	0.73

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -1.17%, -1.47%, -1.37%, -1.10%, -1.25% and -1.15%, respectively. These returns compare to the 0.22% cumulative total return of the Fund’s benchmark, the Barclays 1-3 Year Municipal Bond Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve strategy detracted from relative returns. Sector positioning and bottom-up issue selection also hampered performance.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund was hurt during the Reporting Period by its overweighted position in Puerto Rican bonds as spreads (or yields between bonds of comparable maturities) widened after downgrades by credit ratings agencies. In addition, exposure to tobacco bonds detracted from the Fund’s relative performance. Issue selection of longer-term floating rate notes dampened returns amid poor liquidity conditions. A floating rate note is a note with a variable interest rate.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s longer duration position relative to the Index detracted from performance as yields increased during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We shifted the Fund from a longer duration position relative to the Index at the beginning of the Reporting Period to a shorter duration position by the end of the Reporting Period. We took advantage of the strong performance of California municipal bonds to trim the Fund’s exposure. By the end of the Reporting Period, California municipal securities appeared rich compared to the broader municipal bond market, in our view. In addition, we increased the Fund’s exposure to floating rate notes during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of Reporting Period?

A	At the end of the Reporting Period, the Fund had a shorter duration position relative to the Index. It was overweight compared to the Index in lower credit-quality investment grade municipal bonds. It had an overweighted allocation in bonds issued in New York, and it had an underweighted allocation in bonds issued in California.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities in the short-term end of the municipal bond yield curve, including investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain a short duration target relative to the Index. We may adjust the Fund’s duration position if we see a broad change in interest rates.

FUND BASICS

Short Duration Tax-Free Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	Barclays 1-3 Year Municipal Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	-1.17%	0.22%	0.84%	0.81%	1.48%
Class B	-1.47	0.22	0.28	0.12	0.49
Class C	-1.37	0.22	0.46	0.09	0.81
Institutional	-1.10	0.22	1.19	1.16	2.10
Service	-1.25	0.22	0.69	0.67	1.22
Class IR	-1.15	0.22	1.10	1.07	1.94

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays 1-3 Year Municipal Bond Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%. During a period when the 30-Day Standardized Subsidized Yield of a share class of the Fund is negative, the corresponding 30-Day Taxable Equivalent Yield will also be negative, and therefore the latter may not provide meaningful comparative information to investors.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.05%	2.18%	2.08%	2.92%	5/1/97
Class B	-3.24	1.83	1.73	2.71	5/1/97
Class C	-1.72	1.91	1.56	2.22	8/15/97
Institutional	-0.34	2.80	2.59	3.55	10/1/92
Service	-0.84	2.28	2.07	3.03	9/20/94
Class IR	-0.43	N/A	N/A	1.48	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.76%
Class B	1.33	1.49
Class C	1.13	1.50
Institutional	0.39	0.42
Service	0.89	0.92
Class IR	0.48	0.50

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – 97.9%
Alabama – 2.2%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
$6,875,000	14.488%	11/03/16	$9,377,706
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
2,795,000	5.375	12/01/16	2,913,480
4,425,000	5.500	12/01/21	4,484,738
5,775,000	5.625	12/01/26	5,806,820
16,515,000	5.750	12/01/36	16,162,074
Courtland Industrial Development Board PCRB Refunding for International Paper Co. Projects Series 2005 A (BBB/Baa3)
1,000,000	5.000	06/01/25	1,022,170
Infirmary Health System Special Care Facilities Financing Authority of Mobile RB for Infirmary Health System, Inc. Series 2010 A (A-/NR)
7,500,000	5.250	02/01/30	7,515,450
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A (GO OF AUTH) (NR/NR)
7,600,000	6.000	08/01/25	7,313,100
15,000,000	6.000	08/01/35	13,659,450

			68,254,988

Arizona – 1.1%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (BBB/Baa2)
7,000,000	4.500	03/01/30	6,477,800
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,231,725
1,325,000	6.250	12/01/46	1,295,863
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
8,800,000	7.250	02/01/40	9,719,600
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB/Baa3)
5,000,000	6.250	01/01/38	5,381,900
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (BBB/Baa2)
5,350,000	4.500	06/01/30	4,946,931
University Medical Center Corp. RB Series 2009 (BBB+/Baa1)
500,000	6.250	07/01/29	547,260
1,360,000	6.500	07/01/39	1,485,447
University Medical Center Corp. RB Series 2011 (GO OF CORP) (BBB+/Baa1)
3,500,000	6.000	07/01/39	3,606,575

			34,693,101

California – 12.2%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE FGIC) (A+/Aa3)(d)
1,600,000	0.000	08/01/26	854,496

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Alameda County Oakland Unified School District GO Bonds for Election of 2012 Series 2013 (NR/NR)
$4,000,000	6.625%	08/01/38	$4,230,640
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA-/A1)(d)
1,210,000	0.000	08/01/36	314,527
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA-/A2)(d)
1,055,000	0.000	08/01/25	595,780
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB/Baa2)
19,500,000	5.500	02/01/39	18,827,055
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Series 2012 (AMT) (BBB-/Baa3)(b)
3,180,000	5.000	11/21/45	2,658,480
California Public Works Board Lease RB for various Judicial Council Projects Series 2011 D (A-/A2)
3,000,000	5.000	12/01/31	3,103,410
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	1,990,160
11,850,000	5.500	11/01/38	10,899,393
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/43	1,675,819
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA) (NR/Aa2)
5,340,000	6.625	08/01/29	6,197,284
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (B/NR)(d)
35,000,000	0.000	06/01/46	1,380,050
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE FGIC) (A/Baa1)(d)
7,000,000	0.000	09/01/33	2,169,720
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	882,270
2,830,000	7.000	12/01/36	3,298,054
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	699,701
5,000,000	8.000	06/01/44	5,230,850
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
600,000	5.000	09/02/30	620,472
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (AA-/NR)
175,000	5.000	09/01/20	181,813

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Encinitas Community Facilities District No. 1 Special Tax Refunding Bonds for Encinitas Ranch Public Improvements Series 2012 (A-/NR)
$2,000,000	4.000%	09/01/30	$1,771,360
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (A+/WR)(d)
4,180,000	0.000	04/01/29	1,721,073
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (A+/A1)(d)
3,360,000	0.000	10/01/32	1,100,165
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/27	205,754
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
125,785,000	0.000	06/01/47	8,856,522
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
307,000,000	0.000	06/01/47	4,626,490
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B-/B3)
1,590,000	5.125	06/01/47	1,105,543
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (Radian-IBCC) (A-/A2)
150,000	5.000	06/01/45	144,007
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
22,650,000	5.750	06/01/47	17,340,387
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005 A (A-/A2)
220,000	5.000	06/01/45	211,211
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement RB Asset-Backed Bonds Series 2013 A (A-/A2)
1,500,000	5.000	06/01/30	1,512,480
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (B/NR)(d)
101,195,000	0.000	06/01/36	16,542,347
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (B/NR)(d)
211,235,000	0.000	06/01/47	8,544,456
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (B/NR)(d)
260,660,000	0.000	06/01/57	2,192,151
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3 (NR/NR)
690,000	5.050	09/01/35	667,768

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)(e)
$2,750,000	6.000%	09/01/43	$2,746,012
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
665,000	6.625	08/01/24	714,875
1,000,000	7.250	08/01/31	1,067,790
9,315,000	7.375	08/01/40	9,959,132
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(d)
49,925,000	0.000	08/01/50	5,363,942
Los Angeles Regional Airports Improvement Corp. Lease RB Series 2002 C (AMT) (NR/WR)(f)
17,425,000	7.500	12/01/24	17,700,315
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	1,802,125
1,500,000	7.000	09/01/31	1,658,865
875,000	7.250	09/01/38	979,842
Madera County Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2005 (NATL-RE FGIC) (A+/Baa1)(d)
2,740,000	0.000	08/01/26	1,454,200
2,590,000	0.000	08/01/27	1,285,624
1,395,000	0.000	08/01/28	645,997
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A/NR)(d)
1,330,000	0.000	08/01/27	649,585
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(d)
3,750,000	0.000	08/01/35	1,128,000
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
8,250,000	6.500	11/01/39	9,524,047
M-S-R Energy Authority Gas RB Series 2009 B (A-/NR)
2,000,000	6.500	11/01/39	2,308,860
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
10,000,000	6.125	11/01/29	10,976,100
13,500,000	6.500	11/01/39	15,584,805
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA-/Aa3)(g)
7,000,000	0.000	08/01/30	4,562,880
Murrieta Community Facilities District No. 3 Special Tax for Creekside Village Improvement Area 1 Series 2005 (NR/NR)
1,615,000	5.200	09/01/35	1,508,862
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA-/Aa3)(d)
860,000	0.000	08/01/25	509,817
1,105,000	0.000	08/01/26	611,971
5,550,000	0.000	08/01/30	2,362,635
7,830,000	0.000	08/01/32	2,924,348
7,000,000	0.000	08/01/34	2,307,410
Palomar Pomerado Health COPS Series 2009 (BB+/Baa3)
16,450,000	6.750	11/01/39	16,934,782

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Palomar Pomerado Health COPS Series 2010 (BB+/Baa3)
$7,000,000	6.000%	11/01/41	$6,823,530
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA-/A1)(g)
10,750,000	0.000	08/01/38	8,408,650
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE FGIC) (AA-/Aa3)(d)
1,805,000	0.000	08/01/25	1,073,740
Poway Unified School District Community Facilities District No. 6-4S Ranch Improvement Area C Special Tax Bonds Series 2012 (NR/NR)
250,000	4.600	09/01/35	225,963
1,485,000	5.000	09/01/42	1,374,011
Poway Unified School District Public Financing Authority Special Tax Bonds Series 2013 B (BBB-/NR)
1,900,000	5.000	09/01/32	1,888,429
2,330,000	5.000	09/01/35	2,269,373
4,750,000	5.000	09/01/42	4,547,603
Poway Unified School District Public Financing Authority Special Tax RB Refunding Series 2013 (BBB/NR)
1,485,000	4.125	09/15/36	1,210,557
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)(d)
2,220,000	0.000	10/01/33	641,047
2,220,000	0.000	10/01/35	557,753
1,840,000	0.000	10/01/37	399,280
5,000,000	0.000	10/01/38	1,008,250
8,425,000	0.000	10/01/39	1,573,537
13,395,000	0.000	10/01/40	2,225,981
7,275,000	0.000	10/01/41	1,115,985
6,000,000	0.000	10/01/42	858,420
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)
1,225,000	6.500	10/01/25	1,307,455
1,950,000	6.750	10/01/30	2,077,432
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB-/NR)
1,000,000	5.750	06/01/44	995,620
2,000,000	5.750	06/01/48	1,970,260
Romoland School District Special Tax RB Refunding for Community Facilities District No. 2004-1 Improvement Area No. 3 Series 2013 (NR/NR)
2,635,000	5.000	09/01/43	2,340,539
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE FGIC) (A/A2)(d)
1,420,000	0.000	08/01/25	816,869
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa3)(d)
30,265,000	0.000	07/01/44	5,141,116
San Diego Unified School District GO Bonds Refunding Series 2012 R-1 (AA-/Aa3)(d)
10,000,000	0.000	07/01/30	4,205,800
3,000,000	0.000	07/01/31	1,175,580

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Francisco City & County Redevelopment Agency Successor Agency Community Facilities District No. 6 Special Tax Refunding Bonds for Mission Bay South Public Improvement Series 2013 A (NR/NR)
$675,000	5.000%	08/01/30	$662,904
1,335,000	5.000	08/01/33	1,302,106
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)
500,000	6.750	08/01/33	579,325
2,000,000	6.750	08/01/41	2,298,280
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 D (BBB/NR)
435,000	6.625	08/01/27	477,887
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
750,000	6.250	08/01/28	807,810
555,000	6.375	08/01/29	599,811
305,000	6.500	08/01/31	328,494
1,000,000	6.625	08/01/39	1,071,800
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB/NR)
1,000,000	7.000	08/01/33	1,103,300
1,500,000	7.000	08/01/41	1,642,560
San Jose Redevelopment Agency Tax Allocation Refunding for Merged Area Redevelopment Project Series 2006 C (NATL-RE) (A/Baa1)
1,370,000	3.750	08/01/28	1,115,673
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE FGIC) (A+/Aa2)(d)
1,580,000	0.000	08/01/24	1,018,136
1,595,000	0.000	08/01/25	949,918
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/42	1,826,360
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,030,640
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment RB Series 2011 (AA/NR)
2,000,000	5.000	07/01/32	2,088,580
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
1,000,000	7.000	08/01/31	1,170,840
2,000,000	7.000	08/01/41	2,341,680

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Stockton Unified School District GO Bonds Capital Appreciation for Election of 2008 Series 2011 D (AGM) (AA-/A2)(d)
$13,025,000	0.000%	08/01/39	$2,717,927
17,470,000	0.000	08/01/44	2,651,771
14,850,000	0.000	08/01/45	2,120,283
17,405,000	0.000	08/01/46	2,330,181
690,000	0.000	08/01/47	86,892
14,015,000	0.000	08/01/48	1,643,259
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/42	3,719,480
Temecula Public Financing Authority Community Facilities District No. 03-03 Special Tax Refunding Bonds for Wolf Creek Series 2012 (NR/NR)
3,515,000	5.000	09/01/34	3,421,501
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (A/NR)
1,000,000	6.750	08/01/31	1,166,370
2,100,000	7.000	08/01/39	2,453,556
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/B3)
4,845,000	4.750	06/01/23	4,329,928
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (B+/B2)
7,470,000	5.125	06/01/46	5,400,735
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B3)
2,235,000	5.000	06/01/37	1,677,904
Twin Rivers Unified School District COPS for School Facility Bridge Funding Program Series 2007 (AGM) (AA-/A2)(a)
4,150,000	3.200	06/01/20	4,132,612
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A/NR)
1,500,000	6.875	12/01/33	1,781,550
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (BBB/NR)
1,000,000	7.250	09/01/31	1,158,210
5,000,000	7.500	09/01/42	5,829,500

			375,895,052

Colorado – 2.5%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
9,050,000	5.000	12/01/35	7,907,799
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB-/NR)
3,500,000	4.500	12/01/33	2,996,455
3,500,000	5.000	12/01/33	3,212,230

State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB-/NR)
$3,000,000	5.750%	12/01/36	$2,881,140
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2012 (A-/A3)
16,110,000	5.000	12/01/42	14,879,357
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (A-/A3)(e)
3,000,000	5.625	06/01/43	3,009,720
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB-/Baa3)
12,860,000	6.000	01/15/41	12,951,049
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)(f)
4,500,000	5.000	12/01/17	3,310,470
Denver Colorado City & County Airport RB Refunding Subseries 2013 A (AMT) (ST AID WITHHLDG) (A/A2)
3,000,000	5.250	11/15/43	3,006,810
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (B/B2)
9,000,000	5.750	10/01/32	8,522,730
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A/Baa1)(d)
15,000,000	0.000	09/01/28	6,836,250
4,100,000	0.000	09/01/34	1,253,042
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (A/Baa1)(d)
1,715,000	0.000	09/01/28	762,386
E-470 Public Highway Authority RB Series 2010 A (BBB/Baa2)(d)
4,000,000	0.000	09/01/40	832,160
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	495,282
720,000	5.350	12/01/31	752,105
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(b)
1,000,000	5.000	12/01/40	921,920
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)(g)
1,725,000	0.000	12/01/17	1,126,943

			75,657,848

Connecticut – 0.1%
Town of Hamden Refunding GO Series 2013 (AGM) (AA-/A2)
415,000	5.000	08/15/20	463,144
750,000	5.000	08/15/21	832,740
1,085,000	5.000	08/15/22	1,201,128
500,000	5.000	08/15/23	551,125

			3,048,137

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Delaware – 0.3%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
$6,490,000	5.450%	07/01/35	$5,061,551
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa2)
3,000,000	5.400	02/01/31	3,167,850

			8,229,401

District of Columbia – 1.7%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 (ASSURED GTY) (AA-/A3)(g)
25,000,000	0.000	10/01/41	22,845,500
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(g)
37,100,000	0.000	10/01/44	28,676,816

			51,522,316

Florida – 17.1%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
4,175,000	6.300	05/01/35	3,643,063
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,595,000	5.375	05/01/37	1,148,623
Arborwood Community Development District RB Capital Improvement for Centex Homes Project Series 2005 A-2 (NR/NR)
20,330,000	5.350	05/01/36	18,335,017
Arborwood Community Development District RB Capital Improvement for Centex Homes Project Series 2005 B-2 (NR/NR)
1,250,000	5.100	05/01/14	1,254,100
Arborwood Community Development District RB Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
8,745,000	5.500	05/01/36	8,545,701
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Project Series 2005 B (NR/NR)(h)
485,000	5.100	05/01/14	291,000
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-1 (NR/NR)(h)
17,510,000	5.500	05/01/36	10,506,000
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
220,000	5.250	05/01/36	226,171

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A (NR/NR)(h)
$5,395,000	5.350%	05/01/36	$3,237,000
Arborwood Community Development District Special Assessment for School Site Acquisition Project Series 2005 (NR/NR)(h)
1,210,000	5.500	05/01/14	726,000
Arborwood Community Development District Special Assessment for School Site Acquisition Project Series 2005 (NR/NR)
3,160,000	5.500	05/01/14	2,667,482
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
900,000	6.125	11/01/33	846,099
1,000,000	6.500	11/01/43	959,250
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
465,000	6.000	05/01/35	479,122
Boggy Creek Improvement District Special Assessment RB Refunding Series 2013 (NR/NR)(b)
10,000,000	5.125	05/01/43	8,491,000
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A-/A3)
4,750,000	7.000	04/01/39	5,144,677
Bridgewater Community Development District Special Assessment Series 2004 A (NR/NR)
3,075,000	6.000	05/01/35	3,078,106
Bridgewater Community Development District Special Assessment Series 2011 A (NR/NR)
8,955,000	7.210	05/01/35	8,389,134
Broward County Florida Airport Exempt Facility RB for Learjet, Inc. Project RMKT 07/19/04 Series 2000 (AMT) (NR/Ba2)
2,000,000	7.500	11/01/20	2,135,560
Broward County Florida Fuel System RB for Lauderdale Fuel Facilities LLC Project Series 2013 A (AMT) (AGM) (AA-/NR)
1,480,000	5.000	04/01/33	1,478,165
Capital Trust Agency Fixed Rate Air Cargo RB for Aero Miami FX, LLC Project Series 2010 A (NR/Baa3)
8,310,000	5.350	07/01/29	8,497,972
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/20	198,386
210,000	3.750	11/01/21	204,280
215,000	3.875	11/01/22	208,657
25,000	4.000	11/01/23	24,431
1,705,000	4.500	11/01/31	1,641,591
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/26	2,410,762
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
500,000	5.000	05/01/15	497,365
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(h)
3,305,000	5.850	05/01/35	33

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(h)
$3,980,000	5.000%	05/01/11	$40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,980,000	5.850	05/01/35	4,088,097
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,545,000	5.850	05/01/35	1,765,466
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(d)
6,860,000	0.000	05/01/17	5,265,873
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
210,000	8.375	05/01/17	219,998
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
250,000	8.375	05/01/17	261,902
Crossings at Fleming Island Community Development District Special Assessment Refunding Series 2000 C (NR/NR)
2,035,000	7.050	05/01/15	1,932,823
Cutler Cay Community Development District Special Assessment Series 2004 (NR/NR)
3,740,000	6.300	05/01/34	3,859,979
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
1,200,000	4.125	05/01/31	1,007,052
1,000,000	4.250	05/01/34	828,780
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
41,055,000	5.500	05/01/37	36,314,379
Durbin Crossing Community Development District Special Assessment Series 2005 B-2 (NR/NR)
420,000	6.830	11/01/15	425,473
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
28,000,000	6.000	08/15/36	29,277,640
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,500,000	4.375	05/01/34	1,344,720
Florida Higher Educational Facilities Financing Authority RB for Flagler College, Inc. Project Series 2006 (XLCA) (NR/WR)
11,180,000	5.250	11/01/36	11,248,869
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (BBB/Baa1)
500,000	5.000	04/01/27	500,000
1,035,000	5.000	04/01/32	980,000
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (BBB+/NR)
600,000	5.000	04/01/32	575,532
5,820,000	5.250	04/01/42	5,652,559

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Forest Creek Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
$255,000	7.000%	11/01/13	$254,806
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/26	2,872,174
5,000,000	5.000	11/15/36	4,093,350
Greeneway Improvement District Special Assessment RB Series 2013 (NR/NR)(b)
10,000,000	5.125	05/01/43	8,491,000
Harbour Isles Community Development District Special Assessment Series 2004 (NR/NR)
2,890,000	6.125	05/01/35	2,965,111
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
7,925,000	5.600	05/01/36	6,627,757
Heritage Harbour South Community Development District RB for Capital Improvement Series 2003 A (NR/NR)
1,010,000	6.200	05/01/35	1,036,684
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/31	488,590
500,000	5.150	05/01/34	484,560
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
6,530,000	5.550	05/01/37	5,827,503
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,380,000	5.700	05/01/36	2,228,061
Hillsborough County IDA RB for Health Facilities RMKT 8/06/09 Series 2008 B (NR/WR)(i)
4,980,000	8.000	08/15/19	6,706,616
Islands At Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
380,000	2.875	05/01/19	361,372
390,000	3.000	05/01/20	365,691
405,000	3.250	05/01/21	376,739
415,000	3.375	05/01/22	382,908
345,000	3.500	05/01/23	316,865
445,000	3.625	05/01/24	401,666
465,000	3.750	05/01/25	413,985
465,000	3.875	05/01/26	408,228
7,950,000	4.125	05/01/35	6,526,235
Killarney Community Development District Special Assessment Series 2004 A (NR/NR)(h)
2,395,000	6.000	05/01/35	1,077,750
Killarney Community Development District Special Assessment Series 2004 B (NR/NR)(h)
1,750,000	5.125	05/01/09	787,500
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
3,360,000	7.210	11/01/20	3,481,834

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
$7,965,000	6.770%	11/01/20	$8,062,412
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,670,000	6.700	05/01/33	2,675,420
4,830,000	7.000	05/01/43	4,839,612
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,750,000	8.000	05/01/40	23,420,735
Lee County IDA Health Care Facilities RB for Shell Point/ Alliance Obligation Group Series 2006 (BB+/NR)
19,960,000	5.125	11/15/36	18,422,082
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BB+/NR)
2,600,000	6.500	11/15/31	2,746,510
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB+/NR)
1,000,000	5.000	11/15/13	1,003,770
2,245,000	5.000	11/15/15	2,324,653
10,000,000	5.000	11/15/29	9,490,000
Live Oak Community Development District No. 2 Special Assessment Series 2010 (NR/NR)
1,235,000	7.360	11/01/20	1,317,436
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
5,040,000	5.400	05/01/30	4,114,958
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(h)
2,635,000	5.375	05/01/30	1,844,500
Marsh Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
2,715,000	5.450	05/01/36	2,799,436
Meadow Pointe IV Community Development District Capital Improvement Series 2012 B (NR/NR)(g)
1,140,000	0.000	05/01/20	1,039,520
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(h)
1,910,000	5.250	05/01/15	744,900
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(h)
1,380,000	6.150	11/01/14	14
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)(g)
445,000	0.000	05/01/36	361,020
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)(g)
850,000	0.000	05/01/38	667,114
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(h)
1,075,000	5.250	05/01/15	11

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Mediterra South Community Development District RB Refunding for Capital Improvement Series 2012 (BBB+/NR)
$295,000	4.000%	05/01/19	$294,699
305,000	4.200	05/01/20	304,817
1,245,000	5.100	05/01/31	1,187,942
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 2004 (NR/NR)(i)
1,849,000	6.750	11/15/14	1,982,498
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 2012 (BBB/Baa2)
4,135,000	5.000	11/15/29	3,958,229
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (BBB+/A3)(b)
17,760,000	5.000	03/01/30	17,641,363
Miami-Dade County Subordinate Special Obligation Capital Appreciation RB Bonds Series 2009 (A+/A2)(d)
1,030,000	0.000	10/01/34	317,807
3,050,000	0.000	10/01/41	586,027
5,315,000	0.000	10/01/46	753,348
Miami-Dade County Subordinate Special Obligation RB Series 2009 (A+/A2)(d)
1,900,000	0.000	10/01/42	343,216
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
2,085,000	5.750	05/01/38	1,646,921
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-2 (NR/NR)(g)
5,340,000	0.000	05/01/38	2,349,600
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
2,880,000	5.000	05/01/15	2,790,634
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-2 (NR/NR)(g)
4,185,000	0.000	05/01/18	1,841,400
New River Community Development District Special Assessment Series 2006 A (NR/NR)(h)
545,000	5.350	05/01/38	5
New River Community Development District Special Assessment Series 2006 B (NR/NR)(h)
3,260,000	5.000	05/01/13	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/24	1,827,739
1,765,000	5.000	04/01/25	1,900,270
1,005,000	5.000	04/01/26	1,070,074
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,055,000	6.125	05/01/35	1,085,321
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,445,000	6.125	05/01/35	1,440,622
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
3,020,000	5.125	05/01/17	3,002,846

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(h)
$1,200,000	5.125%	05/01/09	$12,000
210,000	6.125	05/01/35	2,100
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(d)
26,610,000	0.000	05/01/36	8,880,821
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
2,150,000	5.400	05/01/36	2,249,394
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(h)
6,355,000	5.400	05/01/36	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(h)
3,670,000	4.875	05/01/10	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(h)
2,600,000	5.000	02/01/11	26
Pine Island Community Development District Utility System Bonds Series 2004 (NR/NR)(h)
1,355,000	5.300	11/01/10	704,600
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)
235,000	3.250	05/01/20	228,335
245,000	3.500	05/01/21	235,347
255,000	3.750	05/01/22	243,609
265,000	4.000	05/01/23	252,391
275,000	4.250	05/01/24	261,025
290,000	4.500	05/01/25	274,430
2,805,000	4.750	05/01/33	2,554,598
Reunion East Community Development District Special Assessment Series 2002 A-1 (NR/NR)
9,160,000	7.200	05/01/22	9,182,900
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(h)
4,670,000	7.200	05/01/22	3,269,000
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
5,355,000	5.450	05/01/36	4,521,012
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,795,000	5.500	05/01/15	1,790,907
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,544,670
Seven Oaks Community Development District II Special Assessment Series 2004 B (NR/NR)
660,000	7.500	05/01/16	659,941
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)
1,890,000	6.200	11/01/40	2,102,039
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,015,000	5.250	05/01/34	1,938,893

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
$4,470,000	5.800%	05/01/35	$3,958,453
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
3,350,000	5.800	05/01/35	2,353,777
Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)(h)
3,265,000	5.850	05/01/34	1,828,400
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
5,835,000	6.500	11/15/39	6,482,218
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(h)
455,000	5.500	11/01/10	273,000
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
1,185,000	4.000	05/01/25	1,081,751
2,160,000	5.000	05/01/34	1,904,234
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,500,000	6.500	05/01/39	2,442,600
Sumter Landing Community Development District Recreational RB Series 2005 A (NATL-RE) (A/Baa1)
2,500,000	5.125	10/01/38	2,419,600
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
790,000	4.250	11/01/24	783,775
1,370,000	5.250	11/01/34	1,351,039
2,365,000	6.000	11/01/44	2,328,839
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/34	490,980
750,000	6.125	05/01/42	753,675
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
2,500,000	5.500	05/01/34	2,442,700
Village Center Community Development District Recreational RB Series 2003 A (NATL-RE) (A/Baa1)
5,780,000	5.000	11/01/32	5,464,412
Village Center Community Development District Recreational RB Series 2004 A (NATL-RE) (A/Baa1)
5,875,000	5.125	11/01/36	5,508,459
Village Center Community Development District Recreational RB Subseries 1998 B (NR/NR)
900,000	8.250	01/01/17	903,672
Village Center Community Development District Recreational RB Subseries 1998 C (NR/NR)
1,500,000	7.375	01/01/19	1,504,905
Village Center Community Development District Recreational RB Subseries 2003 B (NR/NR)
4,005,000	6.350	01/01/18	4,038,001

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Village Center Community Development District Recreational RB Subseries 2004 B (NR/NR)
$2,430,000	5.875%	01/01/15	$2,460,011
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
3,000,000	5.000	05/01/32	2,783,820
6,750,000	5.125	05/01/43	6,170,985
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,250,000	4.000	05/01/33	1,141,763
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
2,500,000	4.000	05/01/34	2,276,875
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
8,870,000	6.375	05/01/38	9,975,646
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
8,860,000	6.125	05/01/39	9,509,881
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
5,635,000	7.000	05/01/41	6,342,136
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
2,235,000	5.500	05/01/42	2,263,854
Villasol Community Development District RB Series 2003 A (NR/NR)(h)
3,610,000	6.600	05/01/34	2,707,500
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
15,000	5.350	05/01/39	13,480
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)(g)
1,090,000	0.000	05/01/39	599,315

			525,458,323

Georgia – 2.6%
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/A2)
8,060,000	7.500	01/01/31	9,549,407
Atlanta Tax Allocation for Eastside Project Series 2005 B (A-/NR)
1,085,000	5.400	01/01/20	1,143,677
1,750,000	5.600	01/01/30	1,825,162
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (B/NR)
11,700,000	8.750	06/01/29	13,576,095
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 B (AMT) (B/NR)
8,750,000	9.000	06/01/35	9,441,163
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,290,000	5.250	11/01/28	2,019,368
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A (NR/NR)
1,750,000	6.125	02/15/34	1,718,903

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
$2,500,000	7.000%	06/15/39	$2,550,600
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Series 2007 (AMBAC) (A+/WR)(f)
49,820,000	0.834	10/01/33	38,852,625

			80,677,000

Guam – 1.5%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B/NR)
2,500,000	6.625	12/01/30	2,527,350
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (NR/NR)
3,355,000	6.875	12/01/40	3,414,216
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
2,400,000	5.375	12/01/24	2,510,448
3,000,000	5.625	12/01/29	3,094,950
2,750,000	5.750	12/01/34	2,849,165
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA-/A2)
5,000,000	6.125	10/01/43	5,046,450
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB/Baa2)
2,000,000	6.375	10/01/43	2,046,700
Guam Power Authority RB Refunding Series 2012 A (AGM) (AA-/A2)
2,750,000	5.000	10/01/30	2,834,370
Guam Power Authority RB Series 2010 A (BBB/Baa3)
11,705,000	5.500	10/01/40	11,819,826
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (BB/Ba2)
9,785,000	5.625	07/01/40	9,644,291

			45,787,766

Idaho – 0.5%
Madison County Hospital Revenue COPS Series 2006 (BB+/NR)
1,500,000	5.250	09/01/30	1,485,015
15,285,000	5.250	09/01/37	14,700,654

			16,185,669

Illinois – 5.3%
Chicago Illinois Board of Education Dedicated Series 2012 A (AGM) (AA-/A2)
6,680,000	5.000	12/01/42	6,270,716
Chicago Illinois Board of Education GO Bonds Refunding Series 2005 A (AMBAC) (A+/A3)
8,965,000	5.500	12/01/29	9,365,915
Chicago Illinois O’Hare International Airport Special Facility RB Refunding for American Airlines, Inc. Project Series 2007 (NR/WR)(h)
8,000,000	5.500	12/01/30	8,472,560

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
$111,000	5.400%	03/01/16	$114,019
1,450,000	5.625	03/01/36	1,402,092
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)
34,300,000	6.750	10/01/46	28,496,440
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2007 A (BBB-/NR)
4,500,000	5.750	05/15/31	4,587,795
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2010 (BBB-/NR)
1,250,000	6.125	05/15/27	1,326,150
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/47	3,831,885
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A3)
17,875,000	6.000	05/15/39	19,150,739
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB-/B2)
5,600,000	5.125	01/01/25	4,971,344
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (CCC/B3)
14,000,000	6.500	10/15/40	14,204,260
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(h)
15,000	4.500	06/01/14	3,750
3,225,000	5.000	06/01/24	806,250
8,000,000	5.375	06/01/35	2,000,000
Illinois Finance Authority Water Facilities RB Capital Appreciation for American Water Capital Corp. Project Series 2009 (A-/Baa1)
2,000,000	5.250	10/01/39	1,933,960
Illinois Finance Authority Water Facilities RB for American Water Capital Corp. Project Series 2010 (NR/Baa1)
10,500,000	5.250	05/01/40	10,149,300
Illinois GO Bonds Refunding Series 2012 (A-/A3)
2,000,000	5.000	08/01/25	2,069,120
Illinois GO Bonds Series 2012 (A-/A3)
750,000	5.000	03/01/37	696,698
Illinois GO Bonds Series 2013 (A-/A3)
3,050,000	5.500	07/01/38	3,017,182
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,377,000	6.250	03/01/34	2,407,663
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (AAA/NR)(b)(c)
20,000,000	11.599	12/15/40	18,365,600
Ottawa Illinois Health Care Facilities RB Refunding for Ottawa Community Hospital Series 2004 (Radian) (NR/NR)(i)
1,900,000	5.125	08/15/14	1,979,800
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)
4,567,000	6.000	03/01/36	3,625,650

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
$840,000	4.750%	10/01/29	$792,313
1,010,000	4.750	10/01/32	933,735
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (BB-/B1)
10,000,000	5.750	08/01/42	7,848,000
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006 (NR/NR)
4,039,000	5.750	03/01/36	3,592,529

			162,415,465

Indiana – 1.4%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
1,355,000	5.000	10/01/24	1,216,763
1,500,000	5.000	10/01/32	1,245,120
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/A3)
3,250,000	5.250	08/01/36	3,276,065
Indiana Finance Authority Environmental Improvement RB Refunding for United States Steel Corporation Project Series 2010 (BB-/B1)
9,750,000	6.000	12/01/26	9,231,495
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA-/Aa3)
2,000,000	5.125	03/01/38	2,006,640
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Baa3)
5,000,000	5.000	06/01/39	4,530,750
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
6,250,000	5.000	07/01/48	5,333,312
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(b)(c)
1,195,000	29.763	11/01/27	1,965,560
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(h)
7,737,197	6.500	11/15/31	154,744
Rockport Indiana RB Refunding for AK Steel Corp. Project Series 2012 A (AMT) (B-/Caa1)
15,000,000	7.000	06/01/28	12,255,900
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(b)
2,000,000	5.500	09/01/27	2,009,660

			43,226,009

Iowa – 1.3%
Coralville Iowa COPS Series 2006 D (NR/Ba1)
2,550,000	5.250	06/01/26	2,375,402

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Iowa – (continued)
Iowa Finance Authority Midwestern Disaster Area RB for Alcoa, Inc. Projects Series 2012 (BBB-/Ba1)
$26,345,000	4.750%	08/01/42	$22,104,772
Iowa Finance Authority Midwestern Disaster Area RB for Fertilizer Company Project Series 2013 (BB-/NR)
15,000,000	5.500	12/01/22	14,475,900
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,381,436

			40,337,510

Kentucky – 1.1%
Kentucky Economic Development Finance Authority Health System RB for Norton Healthcare, Inc. Series 2000 B (NATL-RE) (A/Baa1)(d)
1,720,000	0.000	10/01/22	1,166,934
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa2)
8,000,000	6.375	06/01/40	8,362,640
9,000,000	6.500	03/01/45	9,469,890
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA-/NR)(b)(c)
2,340,000	18.138	11/01/13	2,781,371
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-/NR)
6,815,000	5.000	10/01/30	6,818,748
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/42	5,141,550

			33,741,133

Louisiana – 1.7%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB/Baa3)
5,000,000	6.500	11/01/35	5,337,850
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (BBB+/A3)
20,015,000	6.000	10/01/44	20,955,705
Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 B (BBB+/Baa2)
12,500,000	4.250	12/01/38	11,067,375
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa2)
7,470,000	6.500	01/01/40	8,477,255
St. Charles Parish Gulf Opportunity Zone RB for Valero Energy Corp. Project Series 2010 (BBB/Baa2)(a)
6,000,000	4.000	06/01/22	5,972,820

			51,811,005

Maryland – 1.6%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB-/Ba2)
500,000	5.000	09/01/16	513,735

State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004 (NR/NR)
$4,367,000	6.250%	09/01/33	$4,449,493
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
2,481,000	6.500	07/01/31	2,509,978
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003 (NR/NR)
3,609,000	7.000	07/01/33	3,654,690
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,269,539
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
3,000,000	7.250	07/01/43	2,856,090
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)
8,860,000	7.125	07/01/43	8,884,542
Maryland State Economic Development Corp. Port Facilities RB Refunding for CNX Marine Terminals, Inc. Port of Baltimore Facility Series 2010 (BB/NR)
5,000,000	5.750	09/01/25	5,228,500
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/Baa3)
9,500,000	5.750	07/01/38	9,171,110
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
7,530,000	5.500	07/01/42	7,534,368
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/31	2,013,963

			49,086,008

Massachusetts – 0.9%
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)
2,250,000	6.500	11/15/43	2,120,017
Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (BBB+/Baa1)
2,950,000	8.000	10/01/29	3,248,039
5,110,000	8.000	10/01/39	5,574,039
Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (NR/NR)(i)
5,600,000	8.000	10/01/15	6,448,288
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
10,000,000	5.750	07/01/39	10,337,900

			27,728,283

Michigan – 3.9%
Allen Park City Brownfield Redevelopment Authority Series 2007 (AMBAC) (B-/NR)
7,095,000	5.000	05/01/32	5,246,114

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/Aa2)
$3,500,000	6.000%	05/01/20	$4,010,020
3,000,000	6.000	05/01/21	3,435,180
Detroit Michigan Sewage Disposal System RB Second Lien Series 2001 B (NATL-RE FGIC) (A/Baa1)
4,070,000	5.500	07/01/29	4,010,659
Detroit Michigan Water Supply System Revenue Senior Lien Bonds Series 2011-A (BB-/B1)
10,005,000	5.250	07/01/41	8,995,996
Michigan Finance Authority RB for Rol Railroad II Series 2012 R-14017 (AAA/NR)(b)(c)
13,885,000	14.020	01/01/18	21,128,249
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(d)
196,775,000	0.000	06/01/52	2,262,912
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(d)
70,100,000	0.000	06/01/52	560,099
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BBB/Baa2)
4,000,000	5.375	06/01/26	4,034,680
9,835,000	5.500	06/01/35	9,567,390
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
40,000,000	8.250	09/01/39	48,043,200
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2011 A (AMT) (A/A2)
9,000,000	5.000	12/01/21	9,850,410

			121,144,909

Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/32	2,419,150
3,750,000	6.000	06/15/39	3,710,850

			6,130,000

Mississippi – 0.1%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
1,825,000	5.250	12/01/26	1,831,716

Missouri – 0.1%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(h)
1,535,000	6.000	07/01/37	230,250
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(h)
7,750,000	6.000	07/01/25	1,162,500
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
1,000,000	5.000	06/01/35	998,620

State-Specific Municipal Debt Obligations – (continued)
Missouri – (continued)
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(h)
$1,250,000	5.750%	04/01/27	$650,000
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
675,000	5.000	05/01/24	630,187

			3,671,557

Nevada – 0.8%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
450,000	2.000	06/01/14	451,174
500,000	2.000	06/01/15	496,270
500,000	3.000	06/01/16	499,860
780,000	3.000	06/01/17	770,648
770,000	4.000	06/01/18	775,182
850,000	4.000	06/01/19	838,108
720,000	4.000	06/01/20	702,274
925,000	4.000	06/01/21	879,693
500,000	5.000	06/01/22	504,515
450,000	5.000	06/01/23	450,995
200,000	4.250	06/01/24	185,518
325,000	5.000	06/01/24	321,279
Clark County Improvement District No. 142 Local Improvement Special Assessment Series 2012 (BBB-/NR)
2,300,000	4.000	08/01/22	2,128,006
1,730,000	4.000	08/01/23	1,564,283
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,730,000	4.800	03/01/15	1,699,708
1,985,000	4.900	03/01/17	1,906,632
2,455,000	5.000	03/01/20	2,276,423
2,470,000	5.100	03/01/21	2,270,375
1,275,000	5.100	03/01/22	1,149,922
3,485,000	5.125	03/01/25	3,004,140
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,320,000	5.000	09/01/25	1,239,744
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
55,000	5.100	12/01/22	53,545

			24,168,294

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for Speare Memorial Hospital Series 2004 (NR/NR)(i)
1,000,000	5.500	07/01/15	1,088,190
1,400,000	5.875	07/01/15	1,532,580

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Hampshire – (continued)
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
$1,050,000	5.250%	06/01/26	$1,023,403
4,185,000	5.250	06/01/36	3,832,414

			7,476,587

New Jersey – 4.0%
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/26	2,560,050
1,000,000	5.000	06/15/28	1,002,730
1,000,000	5.000	06/15/29	994,550
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/32	931,800
1,000,000	5.000	06/15/37	939,170
1,000,000	5.125	06/15/43	937,030
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/A1)
1,640,000	5.000	09/01/34	1,672,702
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B/B2)
7,500,000	5.500	04/01/28	6,635,325
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B2)
5,500,000	5.125	09/15/23	5,258,165
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B2)
8,500,000	5.250	09/15/29	7,769,510
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2012 (AMT) (B/B2)
8,800,000	5.750	09/15/27	8,497,104
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
32,380,000	6.625	07/01/38	32,395,219
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 A (BBB-/Baa3)
8,980,000	5.250	07/01/30	8,979,282
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 B (BBB-/Baa3)
13,070,000	5.250	07/01/23	13,673,703
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (GO OF CITY) (NR/A3)
2,000,000	6.750	12/01/38	2,303,460
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (CCC/NR)(d)
164,600,000	0.000	06/01/41	6,941,182

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (B-/B2)
$7,000,000	4.750%	06/01/34	$5,110,000
Tobacco Settlement Financing Corp. Tobacco Settlement Asset- Backed Bonds Series 2007 1A (B-/B2)
21,350,000	5.000	06/01/41	15,236,000

			121,836,982

New Mexico – 0.8%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 A (BBB/Baa3)
3,620,000	4.875	04/01/33	3,400,918
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 B (BBB/Baa3)
6,925,000	4.875	04/01/33	6,505,899
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB/Baa3)
14,000,000	5.900	06/01/40	14,705,320
New Mexico State Hospital Equipment Loan Council First Mortgage RB Refunding for Haverland Charter Lifestyle Group Series 2013 (BBB-/NR)
2,000,000	5.000	07/01/42	1,691,400

			26,303,537

New York – 0.6%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
1,500,000	5.875	04/01/42	1,505,745
Nassau County Tobacco Settlement Corp. RB Refunding for Asset-Backed Bonds Series 2006 A-3 (B-/NR)
1,890,000	5.125	06/01/46	1,384,482
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA-/A3)
1,000,000	6.125	01/01/29	1,097,580
3,000,000	6.375	01/01/39	3,251,190
5,000,000	6.500	01/01/46	5,411,150
Newburgh New York GO Serial Bonds Series 2012 A (NR/Ba1)
1,565,000	5.750	06/15/35	1,519,552
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A-/A3)
5,000,000	5.125	09/01/40	5,082,650

			19,252,349

North Carolina – 0.8%
Charlotte Special Facilities RB Refunding for Charlotte/Douglas International Airport US Airways Series 1998 (AMT) (NR/NR)
15,860,000	5.600	07/01/27	15,298,873
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa3)
1,000,000	5.700	05/01/34	1,020,810

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
$3,800,000	4.750%	03/01/32	$3,375,616
1,000,000	5.000	03/01/37	898,190
1,000,000	5.000	03/01/42	884,140
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 A (NR/NR)
500,000	5.250	09/01/21	506,040
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 C (NR/NR)
1,500,000	5.250	10/01/24	1,509,285

			23,492,954

Ohio – 6.1%
Bowling Green City Student Housing RB for CFP I LLC-Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	7,200,270
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
16,500,000	5.125	06/01/24	14,035,065
39,985,000	5.875	06/01/30	31,736,894
2,515,000	5.875	06/01/47	1,880,591
43,805,000	6.500	06/01/47	35,532,864
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/B3)
10,000,000	6.250	06/01/37	7,923,700
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B/B2)
30,450,000	5.375	09/15/27	28,045,668
Cleveland Airport System RB Refunding Series 2012 A (AGM) (AA-/A2)
6,900,000	5.000	01/01/30	7,011,366
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
15,540,000	5.000	01/01/27	15,719,643
15,000,000	5.000	01/01/37	14,382,000
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
2,000,000	5.000	01/01/42	1,881,820
1,610,000	5.000	01/01/46	1,453,170
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (BB-/B1)
8,730,000	6.750	12/01/40	8,632,573
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba1)
8,000,000	5.000	02/15/48	6,197,680
Ohio State Solid Waste Disposal RB for USG Corp. Project Series 1998 (AMT) (B-/Caa2)
7,250,000	5.650	03/01/33	6,960,870

			188,594,174

State-Specific Municipal Debt Obligations – (continued)
Oklahoma – 0.8%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB+/NR)
$4,725,000	5.000%	12/01/27	$4,419,245
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2000 B (AMT) (NR/NR)
10,000,000	5.500	06/01/35	8,952,100
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
10,000,000	5.500	12/01/35	8,940,900
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,128,676
865,000	6.000	05/01/31	802,106

			25,243,027

Oregon – 0.2%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,750,000	5.500	03/01/37	4,430,515
Oregon Facilities Authority Student Housing RB for CHF- Ashland, L.L.C.-Southern Oregon University Project Series 2012 (AGM) (AA-/A2)
1,500,000	5.000	07/01/44	1,490,550

			5,921,065

Pennsylvania – 3.7%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,478,055
1,000,000	5.000	09/01/35	951,390
Allegheny County IDA Environmental Improvement RB Refunding for United States Steel Corp. Project Series 2009 (BB-/B1)
1,200,000	6.750	11/01/24	1,220,184
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa2)
12,000,000	5.000	05/01/42	10,591,440
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/35	445,685
1,000,000	5.000	08/01/45	864,960
Chester Economic Development Authority RB Series 2004 (MUN GOVT GTD) (NR/NR)
8,640,000	7.000	03/01/19	8,802,346
City of Philadelphia GO Bonds Series 2011 (A-/A2)
4,000,000	6.000	08/01/36	4,339,280
Clairton Municipal Authority Sewer RB Series 2012 B (BBB/NR)
1,000,000	5.000	12/01/37	920,990
1,000,000	5.000	12/01/42	906,220
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(f)
48,250,000	0.947	05/01/37	35,925,502

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
$1,400,000	5.000%	04/01/27	$1,312,360
1,500,000	5.000	04/01/33	1,341,645
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005 (NR/NR)
2,000,000	6.125	02/01/28	1,978,220
Pennsylvania Economic Development Financing Authority Exempt Facilities RB Refunding for Amtrak Project Series 2012 A (AMT) (A-/A1)
2,750,000	5.000	11/01/41	2,685,018
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB/Baa3)
7,400,000	6.250	01/01/32	7,296,252
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 A (B-/NR)
1,000,000	7.500	05/01/20	1,066,500
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (B-/NR)
2,460,000	8.000	05/01/29	2,755,151
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(f)
13,095,000	0.784	07/01/27	10,874,219
10,750,000	0.834	07/01/39	7,213,572
Pennsylvania State Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
4,000,000	5.000	05/01/42	3,665,000
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (CC/NR)(h)
3,000,000	5.250	09/01/26	1,800,480
3,000,000	5.250	09/01/31	1,800,690
Philadelphia Hospitals & Higher Education Facilities Authority RB Refunding for Temple University Health System Obligated Group Series 2012 B (BB+/Ba2)
3,940,000	5.625	07/01/42	3,327,960

			113,563,119

Puerto Rico – 7.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BB+/Ba1)
66,390,000	6.000	07/01/38	49,668,351
38,845,000	6.000	07/01/44	28,790,748
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (Radian-IBCC) (NR/Ba1)
1,710,000	6.000	07/01/44	1,274,771
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BB+/Ba1)
5,000,000	5.125	07/01/37	3,445,600
50,985,000	5.250	07/01/42	35,206,162
3,000,000	6.000	07/01/47	2,200,890

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C (BBB-/Baa3)
$8,780,000	6.000%	07/01/39	$6,330,380
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (BBB-/Baa3)
2,080,000	5.000	07/01/41	1,361,818
Puerto Rico Commonwealth Refunding for Public Improvement Series 2007 A (BBB-/Baa3)
1,000,000	5.500	07/01/17	932,230
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA-/A2)(f)
30,000,000	0.704	07/01/29	18,960,900
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (BBB/Baa3)
990,000	5.000	07/01/17	916,146
9,700,000	5.250	07/01/26	7,663,679
Puerto Rico Electric Power Authority RB Series 2010 XX (BBB/Baa3)
8,500,000	5.250	07/01/40	5,907,500
Puerto Rico Electric Power Authority RB Series 2012 A (AGM) (BBB/Baa3)
20,555,000	5.000	07/01/42	14,131,357
Puerto Rico Electric Power Authority RB Series 2013 A (BBB/Baa3)
10,000,000	6.750	07/01/36	8,172,500
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (BBB+/Baa3)(d)
4,750,000	0.000	07/01/34	969,332
3,750,000	0.000	07/01/35	708,825
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (FGIC) (BBB+/Baa3)(d)
10,720,000	0.000	07/01/31	2,752,896
10,085,000	0.000	07/01/45	883,345
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 P (COMWLTH GTD) (BBB-/Baa3)
1,000,000	6.125	07/01/23	838,740
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (A+/A3)
21,550,000	6.000	08/01/42	17,602,687
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/A3)(d)
25,000,000	0.000	08/01/39	3,578,500
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/A3)(g)
14,080,000	0.000	08/01/32	10,450,317
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (A+/A3)(d)
10,000,000	0.000	08/01/33	2,296,200
10,000,000	0.000	08/01/33	5,898,100
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (A+/A3)
500,000	5.250	08/01/43	379,480

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (AA-/Aa3)
$500,000	5.000%	08/01/40	$422,565

			231,744,019

Rhode Island – 0.0%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(d)
85,300,000	0.000	06/01/52	1,177,993

South Carolina – 0.3%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,891,000	6.875	11/01/35	3,510,655
South Carolina Jobs-Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA-/A2)
4,000,000	6.500	08/01/39	4,441,800

			7,952,455

South Dakota – 0.2%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2007 (A+/A1)
5,000,000	5.000	11/01/40	4,955,850

Tennessee – 0.9%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,560,000	5.125	04/01/23	1,559,407
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB-/NR)
240,000	5.000	10/01/15	248,988
7,500,000	5.125	10/01/35	7,143,675
Johnson City Health & Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A (NR/NR)(i)
1,000,000	6.250	02/15/14	1,021,970
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/42	1,408,485
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
5,500,000	6.500	07/01/38	5,914,755
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	1,956,100
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (AMT) (NR/NR)(a)(h)
8,680,000	5.750	04/01/25	5,093,424
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	2,012,400

State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
$1,500,000	5.250%	12/01/42	$1,306,965
2,000,000	5.375	12/01/47	1,741,460

			29,407,629

Texas – 6.4%
Alliance Airport Authority RB Refunding for American Airlines, Inc. Project Series 2007 (AMT) (NR/NR)(h)
12,000,000	5.750	12/01/29	12,719,640
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-1 (NR/NR)
180,000	9.750	01/01/26	182,516
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
8,650,000	9.750	01/01/26	8,770,062
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
3,250,000	6.200	07/01/45	3,478,312
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (CC/C)(h)
4,740,000	5.000	03/01/41	165,900
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CC/C)(h)
9,275,000	6.750	10/01/38	324,625
Central Texas Regional Mobility Authority Senior Lien RB Refunding Series 2013 A (BBB-/Baa2)
3,000,000	5.000	01/01/33	2,812,860
2,750,000	5.000	01/01/43	2,413,758
Dallas County Flood Control District No.1 GO Bonds Refunding Series 2002 (NR/NR)
6,000,000	7.250	04/01/32	6,008,400
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1995 (NR/WR)(h)
9,230,000	6.000	11/01/14	9,395,402
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
6,000,000	4.750	05/01/38	5,082,900
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,000,000	4.750	11/01/42	4,235,400
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,815,000	5.500	04/01/53	11,795,978
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Series 1998 B (AMT) (B/B2)
1,000,000	5.700	07/15/29	911,540
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (B/B2)
9,000,000	6.625	07/15/38	8,853,660

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
$5,200,000	6.300%	11/01/29	$5,735,340
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
5,165,000	5.625	02/15/35	5,142,377
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
25,585,000	6.250	01/01/39	28,307,756
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (BBB+/A3)
53,205,000	5.750	01/01/38	55,431,629
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (C/C)(h)
5,950,000	5.200	05/01/28	208,250
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
4,180,000	5.125	05/15/37	3,716,229
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/Baa2)(f)
7,825,000	0.870	12/15/26	6,626,601
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,145,075
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/43	5,182,250
Tomball Hospital Authority RB Refunding Series 2005 (ETM) (Aaa/WR)(i)
250,000	5.000	07/01/15	270,108

			195,916,568

U.S. Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Baa3)
2,000,000	6.000	10/01/39	2,070,060

Utah – 0.9%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
24,692,000	7.100	08/15/23	26,443,157

Vermont – 0.1%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A (NR/NR)
1,300,000	5.250	05/01/26	1,213,602
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (A-/Baa1)
2,250,000	5.000	10/01/42	2,229,570

			3,443,172

State-Specific Municipal Debt Obligations – (continued)
Virginia – 0.9%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
$1,000,000	5.000%	01/01/31	$936,210
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,580,000	6.250	03/01/21	3,928,406
2,000,000	6.625	03/01/26	2,182,300
7,000,000	6.875	03/01/36	7,713,090
Norfolk Redevelopment & Housing Authority First Mortgage for Retirement Community Series 2004 A (NR/NR)
500,000	6.000	01/01/25	491,535
1,100,000	6.125	01/01/35	1,061,291
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	729,828
1,000,000	5.300	09/01/31	955,420
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005 (NR/NR)
500,000	5.000	11/01/22	504,690
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB-/NR)
4,250,000	5.500	01/01/42	3,962,105
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,529,080

			26,993,955

Washington – 0.9%
Port of Seattle Industrial Development Corporation Special Facilities RB Refunding for Delta Air Lines, Inc. Project Series 2012 (AMT) (B/NR)
4,000,000	5.000	04/01/30	3,504,840
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(b)(c)
3,955,000	16.463	12/14/17	5,924,036
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(b)(c)
4,150,000	16.471	12/14/17	6,161,298
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
3,000,000	5.250	12/01/25	3,064,380
4,000,000	5.750	12/01/35	3,979,800
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/Baa3)
3,000,000	5.000	12/01/42	2,559,780
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA-/A1)
750,000	6.000	08/15/39	798,645
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA-/A1)
1,750,000	6.000	08/15/39	1,863,505

			27,856,284

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (BBB/Baa2)
$4,000,000	5.375%	12/01/38	$4,091,480

Wisconsin – 2.2%
Kaukauna Wisconsin Environmental Improvement RB for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
6,510,000	5.250	06/01/29	6,502,644
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Improvements Obligated Group Series 2012 B (AMT) (BBB-/NR)
3,000,000	5.000	07/01/42	2,484,750
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+/NR)
1,500,000	6.100	05/01/34	1,530,480
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
5,825,000	5.125	05/15/29	5,865,018
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
3,180,000	5.000	05/15/36	3,022,812
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB/NR)
3,000,000	5.100	03/01/25	3,016,890
3,800,000	5.250	03/01/35	3,699,756
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
2,000,000	5.250	08/15/31	1,979,300
27,365,000	5.250	08/15/34	26,752,571
Wisconsin State Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006 (NR/NR)
1,275,000	5.650	08/01/21	1,278,876
2,385,000	5.800	08/01/29	2,280,179
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (A-/Baa1)
10,620,000	5.125	08/15/30	10,402,184

			68,815,460

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $3,154,866,516)			$3,013,253,366

Other Municipal Debt Obligations(a)(b) – 0.6%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/Ba2)
$8,000,000	5.300%	09/30/15	$7,877,440
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2013 (AMT) (NR/Ba1)
9,875,000	5.000	01/31/18	9,871,939

			17,749,379

TOTAL OTHER MUNICIPAL DEBT OBLIGATIONS
(Cost $17,925,371)			$17,749,379

Shares	Description	Value
Common Stock – 0.0%
280	Delta Air Lines, Inc.	$6,605
(Cost $0)

TOTAL INVESTMENTS – 98.5%
(Cost $3,172,791,887)		$3,031,009,350

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		45,635,756

NET ASSETS – 100.0%		$3,076,645,106

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2013.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $123,666,622, which represents approximately 4.0% of net assets as of September 30, 2013.
(c)	Inverse floating rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	When-issued security.
(f)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2013.
(g)	Zero coupon bond until next reset date.
(h)	Security is currently in default and/or non-income producing.
(i)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF CITY	—General Obligation of City
GO OF CORP	—General Obligation of Corporation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
Radian	—Insured by Radian Asset Assurance
Radian IBCC	—Insured by Radian Asset Insurance Bond Custodial Certificate
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$4,000	1.000%	03/20/23	1.430%	$(187,972)	$62,849
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.700	06/20/21	1.270	—	249,113
	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	9,000	1.000	03/20/23	1.430	(422,938)	141,410
	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	25,000	1.000	09/20/23	1.460	(1,234,270)	377,917
	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	15,000	1.000	09/20/23	1.460	(696,470)	182,658
	Illinois State GO Bonds Series A, 5.000%, 06/01/29	10,000	1.830	06/20/21	1.880	—	(81,513)
Morgan Stanley & Co. International PLC	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	8,000	1.000	03/20/23	1.430	(317,874)	67,628
	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	09/20/23	1.460	(493,708)	151,167
TOTAL						$(3,353,232)	$1,151,229

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley Capital Services, Inc.	$85,000	03/26/43	3 Month LIBOR	3.023%	$—	$10,512,101

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – 98.7%
Alabama – 1.3%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
$1,000,000	14.488%	11/03/16	$1,364,030
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)
2,500,000	5.750	10/01/30	2,876,400
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
1,780,000	5.750	12/01/36	1,741,962
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
575,000	5.000	11/15/17	608,229
100,000	5.000	11/15/21	103,031

			6,693,652

Arizona – 1.6%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
5,150,000	0.994	01/01/37	3,992,589
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
2,200,000	7.250	02/01/40	2,429,900
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB+/Baa1)(a)
2,000,000	5.500	06/01/14	2,063,740

			8,486,229

Arkansas – 0.1%
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (AA+/NR)
505,000	5.500	07/01/23	528,048

California – 19.6%
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F-1 (AA/Aa3)
4,000,000	5.500	04/01/43	4,205,960
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (GO OF INSTN) (AA+/Aa1)
5,000,000	5.000	11/01/39	5,177,150
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA/Aa2)
1,000,000	6.500	10/01/33	1,129,530
California Infrastructure & Economic Development Bank RB for Los Angeles County Department of Public Social Services Series 2003 (AMBAC) (AA-/WR)
1,000,000	5.750	09/01/23	1,011,770
California State Various Purpose GO Bonds Series 2009 (A/A1)
5,000,000	5.250	10/01/25	5,526,350
5,000,000	6.500	04/01/33	5,936,100
2,750,000	6.000	04/01/38	3,130,682

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
California State Various Purpose GO Bonds Series 2010 (A/A1)
$1,250,000	6.000%	03/01/33	$1,469,587
1,500,000	5.500	03/01/40	1,598,130
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (A/NR)
1,435,000	5.750	08/15/38	1,530,600
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,196,440
California Statewide Community Development Authority Water & Wastewater RB Unrefunded Balance Series 2004 (AGM) (AA-/A2)
15,000	5.250	10/01/19	15,199
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(e)
6,500,000	0.000	06/01/34	2,097,485
Clovis Unified School District GO Bonds for Election of 2012 Series 2012 A (AA/Aa2)
2,575,000	5.000	08/01/29	2,778,708
Eastern California Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Promontory Pointe Series 2006 (NR/NR)
355,000	5.000	09/01/36	356,129
Foothill-De Anza California Community College District GO Bonds for Santa Clara County Election of 2006 Series 2007 A (AMBAC) (AA/Aaa)
6,000,000	5.000	08/01/27	6,541,800
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/32	504,630
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(e)
18,000,000	0.000	06/01/47	1,267,380
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(e)
19,500,000	0.000	06/01/47	293,865
Lake Elsinore California Unified School District Community Facilities Special Tax Series 2005-3 (NR/NR)
595,000	5.000	09/01/25	591,811
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA/Aa1)
5,000,000	5.250	08/01/39	5,348,350
Los Angeles County Metropolitan Transportation Authority RB Refunding for Union Station Project Series 2004 D (AMBAC) (A/A1)(d)
2,100,000	0.403	07/01/27	1,897,259
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA-/Aa3)(e)
2,000,000	0.000	08/01/37	527,780
4,500,000	0.000	08/01/38	1,112,130
4,500,000	0.000	08/01/39	1,045,980

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A/NR)(e)
$1,205,000	0.000%	08/01/26	$627,636
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
1,750,000	6.500	11/01/39	2,020,252
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
3,500,000	6.125	11/01/29	3,841,635
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA-/Aa3)(f)
5,000,000	0.000	08/01/35	3,193,250
Ontario Redevelopment Financing Authority Lease RB for Capital Projects Series 2007 (AMBAC) (AA-/WR)
1,110,000	5.250	08/01/22	1,168,397
Palomar Pomerado Health COPS Series 2009 (BB+/Baa3)
2,500,000	6.750	11/01/39	2,573,675
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA-/A1)(f)
6,450,000	0.000	08/01/38	5,045,190
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA-/A1)(e)
2,150,000	0.000	08/01/31	804,573
4,150,000	0.000	08/01/32	1,448,350
3,500,000	0.000	08/01/33	1,148,420
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A2)
4,000,000	5.000	05/01/31	4,058,360
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(d)
3,000,000	0.705	12/01/35	2,423,760
San Diego County Water Authority COPS Series 2008 A (AGM) (AA+/Aa2)
5,000,000	5.000	05/01/33	5,299,350
San Diego Public Facilities Financing Authority Water RB Refunding Subseries 2012 A (AA-/Aa3)
2,500,000	5.000	08/01/31	2,672,750
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa3)(e)
5,000,000	0.000	07/01/39	1,150,300
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500	05/01/28	2,172,000
San Francisco City & County GO Bonds for Earthquake Safety & Emergency Response Series 2012 A (AA/Aa1)
3,930,000	3.000	06/15/22	4,033,320
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (A/Baa1)(e)
1,605,000	0.000	01/15/26	768,153
Torrance California COPS for Refunding & Public Improvement Project Series 2005 B (AMBAC) (AA/A1)
310,000	5.250	06/01/34	310,636

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (A/Baa1)
$725,000	5.250%	09/01/19	$734,556
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (A+/Baa1)(e)
1,175,000	0.000	08/01/25	673,592

			103,458,960

Colorado – 2.1%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A+/A1)
800,000	5.000	03/01/25	817,688
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
1,150,000	5.000	12/01/35	1,004,858
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/29	5,323,000
E-470 Public Highway Authority RB Series 2010 A (BBB/Baa2)(e)
6,000,000	0.000	09/01/40	1,248,240
West Metro Fire Protection District GO Bonds Series 2006 A (NATL-RE) (NR/Aa2)(g)
2,200,000	5.250	12/01/16	2,504,964

			10,898,750

District of Columbia – 1.3%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/A1)
300,000	6.250	05/15/24	301,863
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
1,000,000	6.500	05/15/33	1,036,120
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA+/Aa2)
5,000,000	6.000	10/01/35	5,522,450

			6,860,433

Florida – 12.2%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A-/NR)
1,300,000	5.000	05/01/19	1,375,036
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
2,265,000	6.000	05/01/35	2,333,788
Bridgewater Wesley Chapel Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
2,135,000	5.750	05/01/35	2,119,756
Citizens Property Insurance Corp. RB Senior Secured for High Risk Account Series 2009 A-1 (A+/A2)
3,650,000	5.500	06/01/17	4,151,364
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
885,000	5.375	05/01/36	912,470

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-/NR)
$445,000	5.000%	05/01/21	$449,446
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (A/Baa1)
125,000	4.750	10/01/36	106,060
Crossings At Fleming Island Community Development District Special Assignment Refunding Series 2000 B (NATL-RE) (A/Baa1)
955,000	5.800	05/01/16	955,076
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
1,750,000	4.125	05/01/31	1,468,617
1,250,000	4.250	05/01/34	1,035,975
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)
1,000,000	6.250	10/01/31	1,111,000
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (A+/Aa3)
2,000,000	5.000	10/01/21	2,262,700
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (A/Baa1)
2,755,000	5.375	05/01/22	2,857,954
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,710,000	5.750	05/01/35	1,711,060
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (A-/A3)
300,000	5.625	03/01/24	302,031
Keys Cove Community Development District Special Assessment Series 2004 (NR/NR)
2,215,000	5.875	05/01/35	2,321,697
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB+/NR)
2,500,000	5.000	11/15/13	2,509,425
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(h)
1,185,000	5.375	05/01/30	829,500
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A (NR/NR)
875,000	6.000	05/01/35	854,280
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA-/A2)
1,200,000	6.000	02/01/30	1,306,524
1,500,000	6.000	02/01/31	1,627,335
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (BBB+/A3)(b)
5,000,000	5.000	03/01/30	4,966,600
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (A/NR)
575,000	5.250	10/01/16	637,370
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA-/A2)
1,250,000	5.375	10/01/40	1,262,688

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
$145,000	3.125%	05/01/20	$136,980
145,000	3.250	05/01/21	135,392
155,000	3.375	05/01/22	143,839
155,000	3.500	05/01/23	143,192
160,000	3.625	05/01/24	146,445
170,000	3.750	05/01/25	153,821
175,000	3.875	05/01/26	157,292
1,970,000	4.125	05/01/35	1,648,082
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/33	1,297,322
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AA+/Aaa)(g)
1,335,000	7.125	11/01/16	1,470,516
Sail Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
890,000	5.500	05/01/36	897,850
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	1.375	05/01/14	89,945
85,000	1.625	05/01/15	84,664
90,000	1.875	05/01/16	89,136
90,000	2.125	05/01/17	88,791
95,000	2.500	05/01/18	93,340
90,000	2.750	05/01/19	87,809
100,000	3.000	05/01/20	96,969
660,000	3.750	05/01/26	618,275
1,235,000	4.000	05/01/35	1,106,153
Sonoma Bay Community Development District Special Assessment Series 2005 A (NR/NR)
585,000	5.450	05/01/36	603,831
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
120,000	3.000	05/01/20	115,815
120,000	3.125	05/01/21	114,554
125,000	3.500	05/01/22	118,403
130,000	3.625	05/01/23	122,873
135,000	3.750	05/01/24	126,766
140,000	3.875	05/01/25	131,202
150,000	4.000	05/01/26	139,569
1,405,000	4.250	05/01/34	1,205,687
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
2,000,000	6.500	11/15/39	2,221,840
Sumter Landing Florida Community Development District Recreational RB Series 2005 A (NATL-RE) (A/Baa1)
250,000	4.625	10/01/30	237,700
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (A/Baa1)
1,395,000	4.500	05/01/18	1,484,461

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
$870,000	5.350%	05/01/35	$872,427
Trails at Monterey Community Development District Special Assessment Refunding Bonds Series 2012 (A-/NR)
1,210,000	4.500	05/01/33	1,153,868
Venetian Isles Community Development District Special Assessment Refunding Series 2013 (A+/NR)
250,000	3.250	05/01/21	234,690
255,000	3.375	05/01/22	238,137
265,000	3.500	05/01/23	246,092
275,000	3.500	05/01/24	251,257
285,000	3.625	05/01/25	258,495
295,000	3.625	05/01/26	263,217
305,000	3.750	05/01/27	269,952
320,000	3.875	05/01/28	281,264
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A/NR)
500,000	4.250	05/01/30	448,665
500,000	4.375	05/01/35	431,695
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
1,775,000	5.250	05/01/37	1,800,951
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
985,000	5.600	05/01/36	989,206
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
100,000	3.125	05/01/20	96,839
100,000	3.250	05/01/21	95,642
105,000	3.375	05/01/22	99,904
105,000	3.500	05/01/23	99,410
110,000	3.625	05/01/24	103,740
115,000	3.750	05/01/25	107,974
120,000	3.875	05/01/26	112,194
1,160,000	4.125	05/01/34	1,040,079

			64,271,964

Georgia – 1.1%
Atlanta Airport RB Refunding Series 2012 C (AMT) (A+/A1)
1,250,000	5.000	01/01/27	1,308,350
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/A1)
4,075,000	5.250	07/01/36	4,261,472

			5,569,822

Guam – 0.4%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
600,000	5.375	12/01/24	627,612
850,000	5.625	12/01/29	876,903
750,000	5.750	12/01/34	777,045

			2,281,560

State-Specific Municipal Debt Obligations – (continued)
Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A/A2)
$1,000,000	6.750%	11/01/37	$1,102,990

Illinois – 5.2%
Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 A-1 (XLCA) (A-/A2)
490,000	5.250	01/01/34	492,930
Chicago Illinois Sales Tax RB Series 2011 A (AAA/A3)
2,000,000	5.000	01/01/41	2,040,480
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
705,000	6.250	11/15/13	707,235
Illinois Finance Authority RB for Edward Hospital RMKT 04/09/08 Series 2008 A (AMBAC) (A+/A2)
350,000	6.250	02/01/33	377,811
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB-/B2)
400,000	5.125	01/01/25	355,096
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (BBB/NR)
400,000	5.050	08/01/29	396,960
Illinois GO Bonds Series 2003 (NATL-RE) (A/A2)
975,000	5.000	06/01/19	977,857
Illinois GO Bonds Series 2012 A (A-/A3)
2,500,000	4.000	01/01/26	2,253,575
Illinois GO Bonds Series 2013 (A-/A3)
5,120,000	5.500	07/01/38	5,064,909
Illinois Municipal Electric Agency RB Power Supply System Series 2007 A (NATL-RE FGIC) (A+/A1)
4,020,000	5.250	02/01/22	4,353,338
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (AGM) (AA-/Aa2)
2,725,000	9.000	11/01/16	3,293,380
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,197,990
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA-/NR)
2,320,000	5.500	03/01/32	2,239,821
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA-/NR)(e)
6,450,000	0.000	12/01/25	3,881,481

			27,632,863

Indiana – 1.2%
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/A3)
2,000,000	5.250	08/01/36	2,016,040
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
1,000,000	5.000	07/01/48	853,330

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(b)(c)
$205,000	29.763%	11/01/27	$337,188
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa1)
640,000	5.100	01/15/17	700,378
Jasper County PCRB Refunding for Northern RMKT 08/25/08 Series 1994 C (NATL-RE) (A/Baa1)
650,000	5.850	04/01/19	720,271
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation Series 2006 (A/NR)
1,400,000	5.250	02/01/31	1,461,124

			6,088,331

Iowa – 0.2%
Coralville Iowa COPS Series 2006 D (NR/Ba1)
1,325,000	5.250	06/01/22	1,298,739

Kentucky – 1.9%
Kentucky Economic Development Finance Authority RB for Ashland Hospital Corp. King’s Daughters Medical Center Series 2010 (A/A2)
3,000,000	5.000	02/01/40	2,889,300
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA-/NR)(b)(c)
470,000	18.138	11/01/13	558,651
Kentucky Economic Development Finance Authority System RB for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (A/Baa1)
2,165,000	6.000	10/28/13	2,192,192
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (NR/Aaa)(g)
3,750,000	6.125	02/01/18	4,531,838

			10,171,981

Louisiana – 1.3%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	693,400
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
2,560,000	4.750	03/01/19	2,634,291
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA-/A2)
1,230,000	5.250	08/01/28	1,358,904
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA-/A3)
1,350,000	6.000	01/01/23	1,517,225

State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (BBB+/Baa1)
$500,000	5.000%	04/01/30	$495,015

			6,698,835

Maryland – 1.2%
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
1,031,000	6.500	07/01/31	1,043,042
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (Radian) (NR/NR)
235,000	5.600	07/01/20	235,047
555,000	5.700	07/01/29	548,701
Maryland State Health & Higher Educational Facilities Authority RB Refunding for MedStar Health Series 2004 (A-/A2)
500,000	5.375	08/15/24	514,675
750,000	5.500	08/15/33	767,647
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
1,025,000	5.375	12/01/14	1,049,580
500,000	5.625	12/01/16	523,570
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,671,270

			6,353,532

Massachusetts – 1.9%
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
5,000,000	5.250	02/01/34	5,520,200
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
1,630,000	6.350	01/01/30	1,707,996
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (BBB+/Baa1)
3,000,000	5.750	07/01/31	3,065,790

			10,293,986

Michigan – 0.8%
Michigan Finance Authority RB for Rol Railroad II Series 2012 R-14017 (AAA/NR)(b)(c)
2,780,000	14.020	01/01/18	4,230,215

Minnesota – 0.9%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A/A3)
1,500,000	6.750	11/15/32	1,683,915
St. Paul Minnesota Housing & Redevelopment Authority RB for HealthPartners Obligated Group Project Series 2006 (A-/A2)
2,900,000	5.250	05/15/36	2,952,316

			4,636,231

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)
$1,095,000	5.375%	10/01/33	$1,173,939

Missouri – 1.0%
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
270,000	4.750	06/01/25	273,383
4,125,000	5.000	06/01/35	4,119,308
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,078,100

			5,470,791

Nevada – 0.4%
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
600,000	4.850	12/01/15	607,944
1,335,000	5.100	12/01/22	1,299,676

			1,907,620

New Hampshire – 0.2%
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (BBB/NR)
1,250,000	5.200	05/01/27	1,281,825

New Jersey – 6.8%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA-/A1)(g)
325,000	6.000	12/15/18	398,801
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA-/A1)
675,000	6.000	12/15/34	747,448
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/A1)
360,000	5.000	09/01/34	367,178
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A+/A1)
4,000,000	5.500	12/15/29	4,364,600
New Jersey Economic Development Authority Water Facilities RB Refunding for American Water Co., Inc. Project Series 2010 B (AMT) (A/A1)
2,000,000	5.600	11/01/34	2,118,140
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	604,434
175,000	5.500	07/01/30	176,372
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
2,500,000	6.625	07/01/38	2,501,175

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA-/A2)
$3,000,000	6.125%	06/01/30	$3,142,350
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AA/Aa2)
425,000	6.150	10/01/23	452,769
New Jersey State Turnpike Authority RB Refunding Series 2000 B (NATL-RE) (A+/A3)(d)
6,275,000	0.123	01/01/30	5,413,203
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,650,000	5.000	01/01/18	1,887,320
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A+/A1)
5,260,000	5.500	06/15/41	5,542,725
Rutgers State University RB Refunding Series 2013 J (AA-/Aa3)
5,000,000	5.000	05/01/32	5,252,200
Rutgers State University RB Refunding Series 2013 L (AA-/Aa3)
2,500,000	5.000	05/01/43	2,563,025
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (CCC/NR)(e)
11,250,000	0.000	06/01/41	474,413

			36,006,153

New Mexico – 0.7%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB/Baa3)
2,500,000	5.900	06/01/40	2,625,950
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)
1,000,000	5.250	06/01/31	1,062,230

			3,688,180

New York – 3.8%
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (ST AID WITHHLDG) (AA-/Aa3)
6,500,000	5.750	05/01/26	7,366,125
4,500,000	5.750	05/01/29	4,976,820
New York City GO Bonds Series 2006 A (AA/Aa2)
400,000	5.000	08/01/18	443,548
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (NATL-RE) (A/A3)
1,500,000	5.500	11/01/14	1,580,505
New York State Energy Research & Development Authority RB for Consolidated Edison Company Subseries 2004 B1-1 (XLCA) (A-/A3)(d)
5,000,000	0.105	05/01/32	4,363,942
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 A-1 (AA-/Aa3)
1,285,000	5.500	06/01/19	1,289,690

			20,020,630

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
North Carolina – 1.5%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
$2,000,000	5.000%	07/01/38	$2,115,880
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ASSURED GTY) (AA-/A3)
500,000	6.000	01/01/19	550,780
Wake County Industrial Facilities and Pollution Control Financing Authority PCRB for Carolina Power and Light Co. Project. Series 2000 G (AMBAC) (A/Aa3)(d)
6,025,000	0.105	10/01/22	5,451,607

			8,118,267

Ohio – 0.1%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
440,000	5.125	06/01/24	374,268

Oklahoma – 0.1%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB+/NR)
240,000	5.000	12/01/27	224,469
140,000	5.125	12/01/36	125,408

			349,877

Oregon – 0.8%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)
1,500,000	8.250	01/01/38	1,796,415
Portland Oregon Community College District GO Bonds Refunding Series 2013 (AA/Aa1)
2,000,000	5.000	06/15/26	2,299,880

			4,096,295

Pennsylvania – 1.3%
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (A/Baa1)
2,000,000	7.500	09/01/26	2,331,340
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project Series 2008 (A-/A3)
2,500,000	4.000	10/01/23	2,530,450
Pennsylvania Turnpike Commission RB Series 2013 C (A+/A1)
1,720,000	5.500	12/01/29	1,906,293

			6,768,083

Puerto Rico – 5.8%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BB+/Ba1)
3,635,000	6.125	07/01/24	3,135,151
2,000,000	6.000	07/01/38	1,496,260
2,500,000	6.000	07/01/44	1,852,925
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BB+/Ba1)
1,050,000	5.750	07/01/37	774,889

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (BBB-/Baa3)
$3,000,000	6.500%	07/01/37	$2,319,270
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (A/Baa1)
2,000,000	6.000	07/01/27	1,763,860
Puerto Rico Commonwealth Highway & Transportation Authority RB Subseries 2003 (FGIC) (BBB-/Ba1)
900,000	5.250	07/01/18	804,402
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA-/A2)(d)
2,700,000	0.704	07/01/29	1,706,481
Puerto Rico Electric Power Authority RB Series 2013 A (BBB/Baa3)
3,000,000	6.750	07/01/36	2,451,750
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/A3)
2,500,000	6.000	08/01/39	2,157,900
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/A3)(f)
13,000,000	0.000	08/01/32	9,648,730
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (A+/A3)
2,750,000	6.500	08/01/44	2,411,998

			30,523,616

South Carolina – 0.9%
City of Columbia Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
2,500,000	5.000	02/01/41	2,599,300
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
2,500,000	5.000	08/01/30	2,427,825

			5,027,125

South Dakota – 0.2%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (AA-/A1)
500,000	5.500	07/01/35	517,655
300,000	5.250	07/01/38	305,898

			823,553

Tennessee – 1.4%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500	07/01/36	1,781,106
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,700,000	5.250	04/01/36	2,640,735
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(a)
1,000,000	4.850	06/01/25	1,004,600

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
$2,100,000	5.250%	09/01/36	$1,990,107

			7,416,548

Texas – 13.5%
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (BBB+/A3)
2,675,000	5.375	02/15/29	2,860,966
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	702,695
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	10,798,600
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A/A2)(d)
4,300,000	0.359	07/01/32	3,792,352
Houston Utilities System RB Refunding First Lien Series 2004 A (NATL-RE) (AA/Aa2)
1,000,000	5.250	05/15/25	1,029,460
Houston Utilities System RB Refunding First Lien Series 2007 A (BHAC-CR) (FSA) (AA+/Aa1)
5,000,000	5.000	11/15/36	5,182,050
Lower Colorado River Authority RB Series 2008 (NR/A1)(g)
4,460,000	5.750	05/15/15	4,853,238
Lower Colorado River Authority RB Series 2008 (NR/A1)
440,000	5.750	05/15/37	454,216
Lower Colorado River Authority RB Series 2008 (NR/NR)(g)
100,000	5.750	05/15/15	108,731
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
1,300,000	6.300	11/01/29	1,433,835
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (A/Baa1)(d)
2,500,000	5.200	05/01/30	2,598,625
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
150,000	5.500	02/15/25	151,378
235,000	5.625	02/15/35	233,971
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA+/NR)(f)
1,000,000	0.000	09/01/43	645,240
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
2,500,000	6.250	01/01/24	2,952,600
1,100,000	6.250	01/01/39	1,217,062
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)
1,000,000	5.500	09/01/41	1,078,320
1,000,000	6.000	09/01/41	1,103,770

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A-/A2)(f)
$6,000,000	0.000%	01/01/43	$6,340,500
North Texas Tollway Authority System RB Refunding for First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	5,254,400
Pharr-San Juan-Alamo Independent School District Unlimited Tax GO Bonds for Hidalgo School Building Series 2007 (PSF-GTD) (AAA/Aaa)
1,420,000	5.500	02/01/27	1,545,202
1,000,000	5.500	02/01/29	1,081,210
1,670,000	5.500	02/01/31	1,799,024
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,281,760
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	2,961,859
Schertz Texas GO Bonds Series 2006 (NATL-RE) (AA/Baa1)
1,715,000	5.250	02/01/25	1,832,598
1,900,000	5.250	02/01/27	2,021,809
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
425,000	5.125	05/15/37	377,846
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/Baa2)
3,000,000	6.250	12/15/26	3,482,220

			71,175,537

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Note Series 2004 A (BBB/Baa2)(g)
1,750,000	5.250	10/01/14	1,820,735

Utah – 0.3%
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AA/Aa2)
1,570,000	5.900	07/01/36	1,609,533

Virginia – 0.8%
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB-/NR)
750,000	5.500	01/01/42	699,195
Virginia State Housing Development Authority RB Series 2008 E (GO OF AUTH) (AAA/Aaa)
2,385,000	6.250	07/01/31	2,534,110
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,132,270

			4,365,575

Washington – 3.1%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(b)(c)
700,000	16.463	12/14/17	1,048,502

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Washington – (continued)
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(b)(c)
$730,000	16.471%	12/14/17	$1,083,794
Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding and Improvement Series 2005 (NATL-RE) (A-/Baa1)
2,000,000	5.000	12/01/30	2,030,540
Tacoma Washington GO Bonds Series 2004 (NATL-RE) (AA/A1)(g)
2,000,000	5.000	12/01/14	2,109,580
Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/Baa1)
3,165,000	6.625	06/01/32	3,167,849
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/29	2,723,225
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA-/A1)
250,000	6.000	08/15/39	266,215
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA-/A1)
250,000	6.000	08/15/39	266,215
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
500,000	6.400	06/01/17	558,555
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,051,390

			16,305,865

West Virginia – 0.6%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (A-/NR)
2,000,000	5.250	07/01/25	2,064,800
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/A2)
1,000,000	5.500	06/01/39	1,033,770

			3,098,570

Wisconsin – 0.4%
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	377,576
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	95,057

State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
$1,750,000	5.250%	08/15/31	$1,731,888

			2,204,521

TOTAL INVESTMENTS – 98.7%
(Cost $506,598,522)			$521,184,227

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			7,079,829

NET ASSETS – 100.0%			$528,264,056

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2013.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,588,980, which represents approximately 2.6% of net assets as of September 30, 2013.
(c)	Inverse floating rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2013.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Zero coupon bond until next reset date.
(g)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(h)	Security is currently in default and/or non-income producing.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CAL MTG INS	—Insured by California Mortgage Insurance
COPS	—Certificates of Participation
CRA	—Community Reinvestment Act
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF INSTN	—General Obligation of Institution
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Radian	—Insured by Radian Asset Assurance
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$1,000	1.000%	03/20/23	1.430%	$(46,993)	$15,712
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	1.430	(46,993)	15,713
Morgan Stanley & Co. International PLC	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	1.430	(39,734)	8,453
TOTAL						$(133,720)	$39,878

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley Capital Services, Inc.	$15,000	03/26/43	3 Month LIBOR	3.023%	$—	$1,855,077

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – 97.1%
Alabama – 0.8%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$2,435,000	5.000%	06/01/17	$2,669,003
1,500,000	5.000	06/01/18	1,652,175
Alabama Federal Aid Highway Finance Authority Refunding for Grant Anticipation Bonds Series 2011 (AA/Aa3)
11,400,000	4.000	03/01/17	12,419,616
Alabama State GO Bonds Series 2007 A (AGM) (AA/Aa1)
5,000,000	5.000	08/01/17	5,743,100
Courtland Industrial Development Board RB Refunding for International Paper Co. Project Series 2003 A (BBB/Baa3)
1,415,000	5.000	11/01/13	1,419,924
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
2,795,000	3.500	08/15/14	2,839,273
3,300,000	4.000	08/15/15	3,429,525
3,850,000	3.000	08/15/16	3,944,787

			34,117,403

Alaska – 0.2%
North Slope Borough Alaska GO Bonds Series 2012 A (AA-/Aa3)
825,000	3.000	06/30/15	861,894
1,465,000	3.000	06/30/16	1,549,750
340,000	4.000	06/30/17	375,251
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (BB/Ba1)
6,140,000	4.625	06/01/23	5,807,151

			8,594,046

Arizona – 2.7%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(a)
30,300,000	0.994	01/01/37	23,490,378
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2012 A (BBB+/NR)
1,000,000	2.000	02/01/15	1,006,150
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (BBB+/NR)(b)
5,000,000	1.920	02/05/20	4,902,950
Arizona Sports & Tourism Authority RB Refunding for Professional Baseball Training Facilities Project Series 2013 (BBB+/A3)
1,000,000	5.000	07/01/15	1,066,650
1,000,000	5.000	07/01/16	1,090,910
Arizona Transportation Board Refunding for Grant Anticipation Notes Series 2012 (AA/Aa2)
8,195,000	4.000	07/01/15	8,713,252
7,235,000	4.000	07/01/16	7,868,352
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2012 (AA/A1)
1,000,000	4.000	07/01/15	1,058,910
1,000,000	4.000	07/01/16	1,082,140
1,500,000	5.000	07/01/17	1,701,585

State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. of New Mexico Palo Verde Project Series 2010 A (BBB/Baa3)(b)
$5,000,000	4.000%	06/01/15	$5,131,850
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project RMKT 05/30/13 Series 2009 C (BBB+/Baa1)(b)
6,500,000	1.750	05/30/18	6,500,000
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 A (BBB+/Baa1)(b)
4,500,000	6.000	05/01/14	4,638,330
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 E (BBB+/Baa1)(b)
1,000,000	6.000	05/01/14	1,030,740
Maricopa County Community College District GO Bonds Series 2009 C (AAA/Aaa)
1,000,000	4.000	07/01/16	1,086,400
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
9,920,000	2.000	07/01/17	10,224,444
10,010,000	3.000	07/01/19	10,634,424
Maricopa County Phoenix High School District No. 210 School Improvement GO Bonds Series 2006 C (NATL-RE) (AA/Aa2)
3,800,000	5.000	07/01/17	4,171,298
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 A (NR/Baa1)(b)
2,000,000	1.250	05/30/14	2,007,740
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB+/Baa1)(b)
3,000,000	5.500	06/01/14	3,095,610
Pima County GO Bonds Series 2013 A (AA-/NR)
2,280,000	1.750	07/01/16	2,331,779
1,405,000	1.750	07/01/17	1,427,508
Scottsdale Arizona GO Bonds for Projects of 1999 and 2000 Series 2004 (AAA/Aaa)
3,900,000	5.000	07/01/14	4,040,088
Yavapai County Industrial Development Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (BBB/NR)(b)
5,000,000	2.125	06/01/18	4,676,600

			112,978,088

Arkansas – 0.5%
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA-/NR)
1,550,000	2.000	01/01/14	1,555,053
1,985,000	2.000	01/01/15	2,012,452
1,720,000	2.000	01/01/16	1,745,766
2,065,000	2.000	01/01/17	2,089,677
1,885,000	3.000	01/01/18	1,959,740

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Arkansas – (continued)
Jefferson County Pollution Control RB Refunding for Entergy Arkansas, Inc. Project Series 2013 (A-/A3)
$3,000,000	1.550%	10/01/17	$2,979,240
North Little Rock School District No. 1 Construction GO Bonds Series 2013 B (ST AID WITHHLDG) (NR/Aa2)
1,440,000	5.000	02/01/17	1,609,949
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
660,000	2.000	11/01/14	671,345
760,000	2.000	11/01/15	780,345
845,000	2.000	11/01/16	868,212
1,915,000	2.000	11/01/17	1,958,088
1,465,000	2.000	11/01/18	1,474,171
720,000	2.000	11/01/19	711,036

			20,415,074

California – 10.4%
Abag Finance Authority RB for Sharp Health Care Series 2011 A (A+/A1)
3,000,000	5.000	08/01/16	3,316,860
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA-/A2)
50,000	5.000	02/01/24	51,705
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(b)
10,000,000	0.970	05/01/23	9,780,200
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa1)(b)
7,000,000	0.970	05/01/23	6,846,140
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(b)
15,000,000	1.320	04/01/27	14,736,750
Bay Area Toll Authority Toll Bridge RB for San Francisco Bay Area Series 2006 C-2 (AA/Aa3)(b)
26,050,000	1.450	08/01/17	25,991,908
Benicia Unified School District GO Bonds Refunding Series 1997 A (NATL-RE FGIC) (A+/Aa3)(c)
1,735,000	0.000	08/01/17	1,613,845
1,510,000	0.000	08/01/18	1,350,876
Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
500,000	2.250	09/01/14	502,745
465,000	3.000	09/01/15	472,008
650,000	3.000	09/01/16	657,416
735,000	3.000	09/01/17	741,211
1,000,000	3.250	09/01/18	1,007,680
Buena Park Community Redevelopment Agency Tax Allocation for Consolidated Redevelopment Project Series 2008 A (A/Baa3)
25,000	4.300	09/01/16	25,709

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Burbank Public Financing Authority RB for Golden State Series 2003 A (AMBAC) (A/WR)
$985,000	5.250%	12/01/18	$989,295
230,000	5.250	12/01/19	230,938
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 1996 G (AMBAC) (A/A3)(a)
7,500,000	0.105	07/01/23	6,930,546
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 2009 F (A/A3)(b)
2,500,000	5.000	07/01/14	2,583,475
California Health Facilities Financing Authority RB for Children’s Hospital Los Angeles Series 2012 B (BBB+/Baa2)(b)
8,000,000	1.870	07/01/17	8,068,240
California Health Facilities Financing Authority RB Refunding for Lucile Salter Packard Children’s Hospital at Stanford Series 2008 B (AA/Aa3)(b)
5,000,000	1.450	03/15/17	4,998,300
California Health Facilities Financing Authority RB Refunding for St. Joseph Health System Series 2009 C (AA-/A1)(b)
5,000,000	5.000	10/16/14	5,198,200
California Infrastructure & Economic Development Bank RB Refunding for The J. Paul Getty Trust Series 2012 B-2 (AAA/Aaa)(b)
14,250,000	0.370	04/01/15	14,239,455
California Municipal Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 A (BBB/NR)(b)
3,500,000	0.700	02/03/14	3,501,505
California State Department of Water Resources Power Supply RB Series 2010 M (AA-/Aa3)
8,000,000	5.000	05/01/14	8,222,560
15,585,000	4.000	05/01/16	16,942,609
California State Economic Recovery GO Bonds Series 2004 A (A+/Aa2)
1,040,000	5.250	07/01/14	1,079,042
California State Economic Recovery GO Bonds Series 2004 A (ETM) (AA+/Aaa)(d)
255,000	5.250	07/01/14	264,593
California State Economic Recovery GO Bonds Series 2004 A (NATL-RE FGIC) (A+/Aa2)(d)
2,650,000	5.250	07/01/14	2,749,481
California State GO Bonds Refunding Series 2005 (A/A1)
3,000,000	5.000	05/01/14	3,083,820
California State Public Works Board Lease RB for Department of Mental Health Series 2004 A (A-/A2)
4,185,000	5.250	06/01/14	4,318,585
California State Public Works Board Lease RB for Various Judicial Council Projects Series 2011 D (A-/A2)
11,685,000	2.000	12/01/14	11,912,273
California State Various Purpose GO Bonds Refunding Series 2012 (A/A1)
1,150,000	2.000	09/01/16	1,192,665
2,055,000	5.000	09/01/19	2,419,619
California State Various Purpose GO Bonds Series 2006 (A/A1)
2,500,000	5.000	03/01/14	2,549,800

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 A (A+/NR)
$5,000,000	5.000%	04/01/14	$5,119,050
Carlsbad Improvement Bonds Refunding Reassessment District No. 2012-1 Series 2013 (NR/NR)
400,000	2.000	09/02/14	397,236
250,000	2.000	09/02/15	245,290
400,000	3.000	09/02/17	393,312
Carson Redevelopment Agency Project Area No. 1 Tax Allocation Refunding Series 2001 (NATL-RE) (A/Baa1)
275,000	5.500	10/01/15	288,431
Cerritos Public Financing Authority Tax Allocation Redevelopment Projects Series 2002 A (AMBAC) (A-/WR)
1,275,000	5.000	11/01/14	1,307,563
Charter Oak Unified School District GO BANS Series 2012 (SP-1+/NR)
4,625,000	5.000	10/01/15	4,981,772
Colton Public Financing Authority Tax Allocation Series 1998 A (NATL-RE) (A/Baa1)
235,000	5.000	08/01/18	235,007
Contra Costa Transportation Authority Sales Tax RB Series 2012 A (AA+/NR)(b)
11,000,000	0.492	03/01/34	11,028,930
Corona Redevelopment Agency Tax Allocation Refunding for Merged Downtown Series 2004 A (NATL-RE FGIC) (A/Baa1)
500,000	5.000	09/01/16	516,050
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (BBB+/NR)
500,000	2.000	09/01/14	499,500
500,000	3.000	09/01/16	501,515
275,000	4.000	09/01/18	283,654
El Monte City School District GO Bonds BANS for Capital Appreciation Series 2010 (SP-1/A2)(c)
13,300,000	0.000	09/01/15	12,837,692
Emeryville Public Financing Authority Redevelopment Series 2001 A (NATL-RE) (A/Baa1)
150,000	4.800	09/01/15	150,171
Fairfield-Suisun Unified School District Public Financing Authority Special Tax Refunding Series 2006 A (AMBAC) (A-/Baa2)
250,000	5.000	08/15/14	255,535
Fontana Redevelopment Agency Tax Allocation Refunding for Jurupa Hills Redevelopment Project Series 1999 A (A-/NR)
880,000	5.500	10/01/17	880,678
Fullerton City Public Financing Authority Tax Allocation RB Series 2005 (AMBAC) (A/WR)
325,000	4.500	09/01/14	333,697
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 A-1 (BBB/Baa1)
4,900,000	5.000	06/01/17	5,354,622
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B/B3)
16,365,000	4.500	06/01/27	14,041,988

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AMBAC) (A-/A2)
$550,000	5.000%	06/01/14	$563,860
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2013 A (A-/A2)
4,225,000	3.000	06/01/17	4,439,081
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,215,000	4.000	09/02/17	1,313,646
1,250,000	4.000	09/02/18	1,356,050
1,900,000	4.000	09/02/19	2,036,287
Irvine City Limited Obligation Improvement Bond Reassessment District No. 13-1 Series 2013 (BBB-/NR)
700,000	2.000	09/02/14	707,056
480,000	2.000	09/02/15	485,054
625,000	2.000	09/02/17	618,244
Irvine City Limited Obligation Improvement Bond Series 2011 (BBB+/NR)
300,000	3.000	09/02/14	305,277
300,000	3.000	09/02/15	309,261
500,000	3.000	09/02/16	517,750
400,000	3.250	09/02/17	414,216
750,000	3.625	09/02/18	776,752
Irvine Public Facilities & Infrastructure Authority Assessment RB Series 2012 A (BBB+/NR)
635,000	3.000	09/02/15	638,404
1,285,000	3.000	09/02/16	1,284,268
1,325,000	3.000	09/02/17	1,312,889
600,000	3.000	09/02/18	584,964
Lake Elsinore School Financing Authority RB Refunding Series 2012 (NR/NR)
3,180,000	2.000	09/01/14	3,187,410
1,370,000	2.000	09/01/15	1,358,793
Lammersville Joint Unified School District Special Tax for Community Facilities District No. 2002 Series 2013 (NR/NR)
680,000	2.000	09/01/14	683,373
750,000	2.000	09/01/15	750,277
Los Alamitos Unified School District GO Bonds for School Facilities Improvement District No.1 Series 2011 (ETM) (SP-1+/Aa2)(c)(d)
1,750,000	0.000	09/01/16	1,714,755
Los Angeles California Department of Water and Power System RB Series 2012 C (AA-/Aa3)
1,300,000	3.000	01/01/16	1,366,807
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (A/Baa1)
540,000	5.500	07/01/17	567,297
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding First Tier Senior Series 2011 A (AAA/Aa2)
10,000,000	5.000	07/01/17	11,502,200
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA-/A1)
1,500,000	5.000	08/01/18	1,711,260

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles Unified School District GO Bonds Refunding Series 2009 A (AA-/Aa2)
$3,735,000	3.000%	07/01/14	$3,812,763
Los Angeles Unified School District GO Bonds Series 2006 F (FGIC) (AA-/Aa2)
1,805,000	5.000	07/01/17	2,007,756
Lynwood Unified School District GO BANS Series 2013 (SP-1/MIG1)(c)
3,000,000	0.000	08/01/14	2,974,830
Manteca Unified School District Special Tax Community Facilities District No. 1989-2 Series 2013 B (AGM) (AA-/A2)
335,000	3.000	09/01/14	342,199
365,000	3.000	09/01/15	378,501
410,000	3.000	09/01/16	426,855
275,000	4.000	09/01/17	296,343
Metropolitan Water District of Southern California Water RB Refunding Series 2012 B-1 (AAA/Aa1)(b)
24,640,000	0.420	05/01/15	24,672,032
Metropolitan Water District of Southern California Water RB Refunding Series 2012 B-2 (AAA/Aa1)(b)
3,940,000	0.420	05/01/15	3,945,122
Milpitas California Redevelopment Agency Tax Allocation for Redevelopment Project Area No. 1 Series 2003 (NATL-RE) (A/Baa1)
1,300,000	5.250	09/01/17	1,303,263
Miramar Ranch North California Special Tax Refunding for Community Facilities District No. 1 Series 2012 (A/NR)
1,230,000	3.000	09/01/14	1,255,080
1,000,000	3.000	09/01/16	1,037,630
1,895,000	4.000	09/01/17	2,030,227
3,080,000	4.000	09/01/19	3,254,174
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,142,670
Monterey Peninsula Unified School District GO BANS Series 2012 (NR/MIG1)
4,250,000	2.500	11/01/15	4,383,408
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
125,000	4.000	08/01/14	127,894
570,000	4.000	08/01/15	595,587
300,000	4.000	08/01/16	317,343
225,000	4.000	08/01/17	239,699
350,000	5.000	08/01/18	388,371
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
1,965,000	5.000	09/01/18	2,111,569
1,000,000	5.000	09/01/19	1,076,120
Natomas Unified School District GO Bonds Refunding Series 2012 (AGM) (AA-/A2)
590,000	3.000	09/01/14	600,508
620,000	3.000	09/01/15	644,732
890,000	3.000	09/01/16	935,425

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Natomas Unified School District GO Bonds Refunding Series 2013 (AA/A2)
$410,000	3.000%	09/01/18	$427,130
730,000	4.000	09/01/20	786,590
650,000	4.000	09/01/21	693,101
Northern California Power Agency Capital Facilities RB Refunding Series 2010 A (A-/A3)
1,235,000	4.000	08/01/14	1,263,899
1,705,000	3.000	08/01/15	1,751,853
Oakland Redevelopment Agency Senior Tax Allocation Refunding for Central District Redevelopment Series 1992 (AMBAC) (NR/WR)
115,000	5.500	02/01/14	116,710
Oakland Redevelopment Agency Subordinated Tax Allocation for Central District Redevelopment Series 2003 (NATL-RE FGIC) (A/Baa1)
300,000	5.500	10/17/13	300,633
Ontario Redevelopment Financing Authority RB for Center City and Cimarron Redevelopment Project No. 1 Series 2002 (NATL-RE) (A/Baa1)
500,000	5.250	08/01/14	501,270
Oxnard Community Development Commission Tax Allocation for HERO Project Area Series 2008 (AGM) (AA-/A2)
120,000	5.000	09/01/16	131,092
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2006 A (NATL-RE) (A/Baa1)
700,000	5.250	04/01/20	727,146
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2007 A (NATL-RE) (A/Baa1)
100,000	5.000	04/01/16	106,109
Palm Desert Financing Authority Tax Allocation RB Refunding for Housing Set-Aside Series 2007 (NATL-RE) (NR/Baa1)
100,000	5.000	10/01/20	103,957
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
385,000	3.000	09/02/18	388,330
Pinole Redevelopment Agency Tax Allocation for Vista Redevelopment Project 3rd Subordinated Series 2004 A (AMBAC) (A-/WR)
100,000	4.500	08/01/18	100,088
Pittsburgh Redevelopment Agency Tax Allocation for Los Medanos Community Development Project Series 1999 (AMBAC) (BBB+/WR)
240,000	5.600	08/01/14	243,422
Pittsburgh Redevelopment Agency Tax Allocation for Los Medanos Community Development Project Series 2003 A (NATL-RE) (A/Baa1)
500,000	5.000	08/01/16	502,990
Port of Oakland RB Refunding Intermediate Lien Series 2007 B (NATL-RE) (A/A3)
400,000	5.000	11/01/15	438,032
Poway Redevelopment Agency Tax Allocation for Paguay Redevelopment Project Series 2003 A (NATL-RE) (A/Baa1)
1,845,000	5.250	06/15/18	1,848,358

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Rancho Cucamonga Redevelopment Agency Set Aside Allocation for Rancho Redevelopment Housing Series 2007 A (NATL-RE) (A+/Baa1)
$150,000	5.500%	09/01/17	$159,968
Richmond California Wastewater RB Refunding Series 2006 A (AMBAC) (AA-/A2)
255,000	5.000	08/01/14	263,191
Roseville Finance Authority Special Tax Revenue Refunding Bonds Series 2012 (A/NR)
1,855,000	3.000	09/01/17	1,906,792
Sacramento County Regional Transit District Farebox RB Series 2012 (A-/A2)
500,000	3.000	03/01/14	505,335
1,000,000	3.000	03/01/15	1,029,380
500,000	4.000	03/01/16	530,345
530,000	4.000	03/01/17	571,324
250,000	5.000	03/01/18	280,725
730,000	5.000	03/01/19	821,024
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(a)
32,720,000	0.705	12/01/35	26,435,142
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA-/NR)
465,000	3.000	09/01/14	470,733
715,000	3.000	09/01/15	734,577
1,470,000	3.000	09/01/16	1,515,570
1,515,000	3.000	09/01/17	1,556,723
1,310,000	3.000	09/01/18	1,329,152
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (A/A2)
300,000	3.000	08/01/15	312,285
800,000	5.000	08/01/18	914,656
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (AGM) (AA-/A2)
150,000	5.000	08/01/19	172,407
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AA-/Baa3)
1,450,000	5.250	09/01/21	1,519,194
665,000	5.250	09/01/23	692,059
San Diego Redevelopment Agency Tax Allocation for Centre City Series 2004 A (XLCA) (A/Baa3)
115,000	5.250	09/01/15	118,716
150,000	5.250	09/01/16	154,501
300,000	5.000	09/01/17	308,109
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA-/A1)
4,455,000	5.000	05/01/17	5,067,919
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA/Aa1)
2,750,000	4.000	06/15/19	3,106,538
San Francisco City & County Public Utilities Commission RB Refunding Series 2013 A (AA-/Aa3)
4,650,000	3.000	10/01/16	4,972,106

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Francisco City & County Redevelopment Agency Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
$200,000	5.000%	08/01/14	$203,882
San Francisco City & County Redevelopment Financing Authority Tax Allocation for San Francisco Redevelopment Project Series 2003 B (NATL-RE FGIC) (A/Baa1)
250,000	5.250	08/01/17	250,558
San Francisco City & County Redevelopment Financing Authority Tax Allocation RB Refunding for Redevelopment Project Series 2007 B (NATL-RE) (A/Baa1)
1,150,000	5.000	08/01/14	1,177,957
San Jacinto Redevelopment Agency Tax Allocation for Redevelopment Project Area Series 2005 (XLCA) (A-/WR)
160,000	3.900	08/01/17	162,366
San Luis & Delta-Mendota Water Authority RB for DHCCP Development Projects Series 2009 A (A+/NR)(d)
620,000	4.500	03/01/14	630,559
San Luis & Delta-Mendota Water Authority RB for DHCCP Development Projects Series 2009 A (ETM) (NR/NR)(d)
2,380,000	4.500	03/01/14	2,422,840
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
1,050,000	1.500	09/01/14	1,052,656
930,000	1.750	09/01/15	929,991
620,000	2.000	09/01/16	614,786
1,260,000	2.250	09/01/17	1,231,171
1,000,000	4.000	09/01/19	1,025,390
San Mateo Union High School District GO BANS Series 2012 (SP-1+/NR)(c)
5,000,000	0.000	02/15/15	4,963,300
San Mateo Union High School District GO Bonds Anticipation Notes Series 2011 (SP-1+/NR)(c)
4,500,000	0.000	02/15/15	4,473,045
San Ramon Valley Unified School District GO Bonds Series 1998 A (NATL-RE FGIC) (AA/Aa1)(c)
2,000,000	0.000	07/01/18	1,813,840
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (A/Baa1)
600,000	5.250	09/01/18	601,458
Stockton Public Financing Authority Special Assessment Refunding for Districts Subordinated Lien Series 2005 B (NR/NR)
65,000	4.375	09/02/14	65,180
Stockton Unified School District GO Bonds Refunding Series 2012 (A/A2)
1,000,000	3.000	07/01/15	1,029,920
Stockton Unified School District GO Bonds Refunding Series 2012 (AGM) (AA-/A2)
400,000	4.000	07/01/17	431,868
1,090,000	5.000	07/01/19	1,234,937

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Temecula Public Financing Authority for Wolf Creek Community Facilities District 03-03 Series 2012 Special Tax Refunding Bonds (NR/NR)
$585,000	2.000%	09/01/14	$587,106
830,000	2.000	09/01/15	828,448
825,000	3.000	09/01/16	835,923
600,000	3.000	09/01/17	603,744
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/B3)
1,265,000	4.750	06/01/23	1,130,518
Ukiah Unified School District GO Bonds Series 1997 (NATL-RE FGIC) (A/A1)(c)
2,000,000	0.000	08/01/16	1,930,220
University of California Regents Medical Center Pooled RB Refunding Series 2007 C (NATL-RE) (AA-/Aa2)(a)
3,500,000	0.787	05/15/30	2,869,405
Upland Community Redevelopment Agency Tax Allocation Refunding Series 2013 (AGM) (AA-/A2)
1,805,000	2.000	09/01/15	1,840,450
Western Riverside Water and Wastewater Financing Authority Local Agency RB Refunding Series 2013 A-1 (BBB+/NR)
265,000	4.000	09/01/16	283,094
525,000	4.000	09/01/17	565,745

			430,696,617

Colorado – 0.4%
Denver Colorado City & County School District No. 1 Tax Exempt GO Bonds Series 2012 B (ST AID WITHHLDG) (AA-/Aa2)
2,240,000	4.000	12/01/15	2,404,775
4,030,000	4.000	12/01/16	4,423,771
Jefferson County Alabama School District No. R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA-/Aa2)
1,405,000	2.000	12/15/14	1,434,435
1,750,000	3.000	12/15/16	1,865,080
Larimer County School District No. R-1 GO Refunding and Improvement Bonds Series 2012 (ST AID WITHHLDG) (NR/Aa2)
1,000,000	2.000	12/15/17	1,032,250
Plaza Metropolitan District No. 1 Tax Allocation Refunding Series 2013 (NR/NR)(e)
2,000,000	2.000	12/01/13	2,002,680
2,000,000	2.000	12/01/14	2,012,140
1,935,000	4.000	12/01/15	1,990,689
1,000,000	4.000	12/01/16	1,032,970

			18,198,790

Connecticut – 1.8%
Connecticut State GO Bonds Refunding Series 2004 B (NATL-RE) (AA/Aa3)
4,325,000	5.000	12/01/13	4,360,249
Connecticut State GO Bonds Refunding Series 2006 E (AA/Aa3)
5,250,000	5.000	12/15/17	5,936,280

State-Specific Municipal Debt Obligations – (continued)
Connecticut – (continued)
Connecticut State GO Bonds Series 2013 A (AA/Aa3)(a)
$4,500,000	0.210%	03/01/15	$4,489,875
2,000,000	0.300	03/01/16	1,981,520
3,000,000	0.410	03/01/17	2,963,280
2,000,000	0.490	03/01/18	1,954,780
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA-/A2)
1,000,000	4.000	07/01/14	1,022,480
1,695,000	4.000	07/01/15	1,771,563
1,830,000	4.000	07/01/16	1,938,812
1,000,000	2.000	07/01/17	997,480
1,260,000	4.000	07/01/18	1,344,609
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-4 (AAA/Aaa)(b)
19,345,000	5.000	02/12/15	20,576,503
New Haven GO Bonds Refunding Series 2012 A (BBB+/A2)
4,090,000	5.000	11/01/16	4,512,456
Town of Hamden GO Refunding Bonds Series 2013 (A/A3)
1,685,000	5.000	08/15/18	1,873,585
2,000,000	5.000	08/15/19	2,223,880
Trumbull GO Bonds Series 2012 (AA/Aa2)
1,070,000	2.000	09/01/14	1,088,019
820,000	2.000	09/01/15	844,797
1,070,000	2.000	09/01/16	1,104,678
University of Connecticut GO Bonds Refunding Series 2011 A (GO OF UNIV) (AA/Aa3)
2,415,000	5.000	02/15/15	2,569,005
4,730,000	4.000	02/15/16	5,081,817
West Haven GO Refunding Bonds Series 2012 (AGM) (AA-/A2)
555,000	3.000	08/01/15	568,631
2,000,000	4.000	08/01/17	2,122,340
2,100,000	4.000	08/01/18	2,218,839
West Haven GO Refunding Bonds Series 2012 (BBB/Baa1)
500,000	4.000	08/01/14	507,990

			74,053,468

Delaware – 0.4%
Delaware Municipal Electric Corp. RB Series 2011 (A/A2)
1,215,000	4.000	07/01/15	1,272,032
Sussex County Delaware GO Bonds Refunding Series 2012 A (AA+/Aa1)
865,000	3.000	09/15/17	924,201
Sussex County Delaware GO Bonds Refunding Series 2012 B (AA+/Aa1)
1,435,000	4.000	09/15/17	1,591,314
University of Delaware RB Series 2013 A (AA+/Aa1)
2,945,000	3.000	11/01/15	3,093,840
3,025,000	3.000	11/01/16	3,220,234
4,265,000	3.000	11/01/17	4,574,895

			14,676,516

District of Columbia – 0.1%
District of Columbia GO Bonds Series 2004 A (AGM) (AA-/Aa2)(d)
3,000,000	5.000	06/01/15	3,229,800

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – 6.0%
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
$250,000	2.000%	11/15/14	$250,272
350,000	3.000	11/15/15	353,220
300,000	3.000	11/15/16	302,220
970,000	4.000	11/15/18	998,470
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
170,000	1.500	11/01/13	170,043
175,000	2.125	11/01/14	175,642
175,000	2.250	11/01/15	175,423
180,000	2.500	11/01/16	179,946
185,000	2.750	11/01/17	185,281
190,000	3.000	11/01/18	189,643
195,000	3.250	11/01/19	194,571
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2007 A (NATL-RE) (A+/A2)
6,160,000	5.000	03/01/17	6,852,507
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2011 A-1 (A+/A2)
27,000,000	5.000	06/01/16	29,671,380
Citizens Property Insurance Corp. Senior Secured RB for High- Risk Account Series 2010 A-1 (A+/A2)
7,500,000	5.000	06/01/14	7,727,550
2,800,000	5.000	06/01/15	2,990,736
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
885,000	5.000	05/01/15	931,746
615,000	5.000	05/01/17	672,195
1,375,000	5.000	05/01/18	1,517,216
1,890,000	5.000	05/01/19	2,090,038
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
250,000	1.875	05/01/16	244,895
500,000	2.125	05/01/17	486,585
250,000	2.400	05/01/18	239,480
250,000	2.700	05/01/19	238,595
250,000	3.000	05/01/20	235,107
Escambia County Florida Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
2,240,000	5.000	08/15/14	2,307,021
2,365,000	5.000	08/15/15	2,500,112
Fishhawk Community Development District II Special Assessment Refunding Series 2013 A (A-/NR)
355,000	1.800	05/01/16	351,105
360,000	2.100	05/01/17	354,611
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (BBB/Baa1)
100,000	3.000	04/01/14	100,549
150,000	4.000	04/01/15	152,970
825,000	3.000	04/01/17	816,354
500,000	5.000	04/01/18	527,535
500,000	5.000	04/01/19	525,955

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2010 A (AA-/Aa3)
$20,550,000	5.000%	07/01/15	$22,097,826
Florida State Board of Education GO Bonds for Public Education Capital Outlay Series 2012 A (AAA/Aa1)
29,420,000	5.000	06/01/15	31,693,872
Florida State Municipal Power Agency RB for St. Lucie Project Series 2009 A (A/A2)
2,985,000	5.000	10/01/14	3,121,444
Florida State Municipal Power Agency RB for Stanton II Project Series 2009 A (A+/A1)
250,000	4.000	10/01/14	259,075
Florida State Municipal Power Agency RB for Stanton Project Series 2009 A (A+/A1)
890,000	5.000	10/01/14	931,136
Florida State Municipal Power Agency RB for Tri-City Project Series 2009 A (A+/A2)
290,000	3.000	10/01/14	297,505
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (A-/NR)
855,000	5.000	06/01/14	872,938
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2009 E (AA-/Aa3)
2,000,000	5.000	11/15/13	2,011,400
1,000,000	5.000	11/15/15	1,090,400
Island at Doral Community Development District Special Assessment Refunding Series 2013 (A-/NR)
350,000	1.125	05/01/14	346,818
345,000	1.750	05/01/15	338,818
Jacksonville Florida Special RB Series 2010 B-1 (ETM) (AA-/Aa2)(d)
4,415,000	5.000	10/01/14	4,626,788
JEA Florida Electric System RB Refunding Subseries 2009 C (ASSURED GTY) (AA-/Aa3)(d)
2,000,000	5.000	04/01/14	2,047,420
Lake County School Board COPS for Master Lease Program Series 2012 A (A/NR)
955,000	5.000	06/01/14	982,284
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
5,020,000	5.000	11/15/16	5,582,190
6,315,000	5.000	11/15/17	7,140,055
6,250,000	5.000	11/15/18	7,015,062
Manatee County Florida Public Utilities RB Refunding Series 2011 (AA+/Aa2)
1,180,000	4.000	10/01/16	1,286,365
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (BBB+/NR)
250,000	2.900	05/01/14	250,583
255,000	3.100	05/01/15	256,017
265,000	3.400	05/01/16	265,840
275,000	3.600	05/01/17	276,004
285,000	3.800	05/01/18	285,946

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB/Baa2)
$5,525,000	3.000%	11/15/13	$5,535,276
1,750,000	4.000	11/15/17	1,861,930
2,220,000	4.000	11/15/18	2,339,614
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (BBB+/A3)(e)
2,150,000	3.000	03/01/16	2,196,247
2,210,000	4.000	03/01/17	2,322,135
2,300,000	4.000	03/01/18	2,406,927
2,390,000	5.000	03/01/19	2,592,242
2,510,000	5.000	03/01/20	2,725,960
2,635,000	5.000	03/01/21	2,844,535
2,770,000	5.000	03/01/22	2,970,188
Miami Special Obligation Refunding Series 2011 A (AGM) (AA- /A2)
830,000	5.000	02/01/17	895,836
Miami-Dade County School Board COPS Series 2011 B (A/A1)(b)
3,000,000	5.000	05/01/16	3,297,330
Miami-Dade County School Board COPS Series 2012 A (A/A1)(b)
7,595,000	5.000	08/01/16	8,274,677
Miami-Dade County Special Obligation RB Refunding Series 2012 A (A+/A2)
1,675,000	3.000	10/01/14	1,717,495
500,000	4.000	10/01/15	531,905
Miami-Dade School Board COPS Series 2011 A (A/A1)(b)
1,110,000	5.000	05/01/14	1,138,449
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
300,000	3.000	04/01/14	302,937
580,000	5.000	04/01/15	609,360
1,130,000	4.000	04/01/16	1,188,387
1,180,000	5.000	04/01/17	1,295,557
1,245,000	5.000	04/01/18	1,379,896
Osceola County School Board COPS for Harter Educational Facilities Lease Purchase Agreement Series 2009 A (ASSURED GTY) (AA-/Aa3)
2,495,000	5.000	06/01/14	2,570,698
Osceola County School Board COPS Series 2013 A (A/Aa3)
1,000,000	4.000	06/01/16	1,074,200
500,000	4.000	06/01/17	543,985
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
265,000	2.000	11/01/13	265,252
350,000	4.000	11/01/14	360,231
400,000	4.000	11/01/15	416,780
370,000	4.000	11/01/16	389,484
720,000	4.000	11/01/17	761,897
630,000	4.000	11/01/18	661,884
Palm Beach County School Board COPS Refunding Series 2005 A (AGM) (AA-/Aa3)
2,085,000	5.000	08/01/17	2,242,772

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Palm Beach County School Board COPS Refunding Series 2011 A (AA-/Aa3)(b)
$3,650,000	5.000%	08/01/16	$4,044,127
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
125,000	1.250	05/01/14	125,043
125,000	1.750	05/01/15	124,961
135,000	2.000	05/01/16	134,326
130,000	2.125	05/01/17	127,739
135,000	2.250	05/01/18	130,527
140,000	2.875	05/01/19	133,321
Polk County Florida RB Refunding for Capital Improvement Series 2010 (AA/A1)
1,000,000	3.000	12/01/15	1,027,030
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)
205,000	1.375	05/01/14	204,912
210,000	1.750	05/01/15	209,252
215,000	2.000	05/01/16	213,074
220,000	2.250	05/01/17	217,235
225,000	2.625	05/01/18	221,413
230,000	3.000	05/01/19	224,786
Sarasota County School Board COPS for Master Lease Program Series 2010 B (AA-/Aa2)
1,400,000	3.000	07/01/14	1,427,342
1,400,000	3.000	07/01/15	1,458,464
South Florida Water Management District Leasing Corp. COPS Series 2006 (AMBAC) (AA/Aa3)
12,375,000	5.000	10/01/17	13,650,120
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
290,000	3.000	05/01/14	291,041
295,000	3.250	05/01/15	296,944
305,000	3.500	05/01/16	307,248
320,000	3.750	05/01/17	324,166
330,000	4.000	05/01/18	336,636
345,000	4.125	05/01/19	350,755
375,000	4.375	05/01/21	375,589
390,000	4.500	05/01/22	389,438
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
100,000	1.500	05/01/14	99,851
105,000	1.875	05/01/15	104,347
105,000	2.125	05/01/16	103,841
110,000	2.250	05/01/17	108,210
110,000	2.500	05/01/18	107,709
115,000	2.875	05/01/19	111,328
Tampa Tax Allocation RB Refunding Cigarette - H. Lee Moffitt Cancer Center Series 2012 A (A+/A1)
400,000	3.000	09/01/15	413,944
560,000	3.000	09/01/16	584,814
425,000	4.000	09/01/17	460,823

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
$95,000	2.125%	05/01/14	$95,123
100,000	2.250	05/01/15	100,001
105,000	2.500	05/01/16	104,661
105,000	2.750	05/01/17	104,714
110,000	3.000	05/01/18	109,347
110,000	3.250	05/01/19	109,111
115,000	3.500	05/01/20	113,335
115,000	3.750	05/01/21	112,105
125,000	3.875	05/01/22	121,306
125,000	4.000	05/01/23	121,409
135,000	4.125	05/01/24	131,214
140,000	4.150	05/01/25	135,734
145,000	4.250	05/01/26	140,865
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
210,000	1.250	05/01/14	210,036
215,000	1.750	05/01/15	214,867
220,000	2.000	05/01/16	218,902
225,000	2.125	05/01/17	221,254
230,000	2.500	05/01/18	222,599
235,000	2.875	05/01/19	224,669
240,000	3.000	05/01/20	227,738
Village Community Development District No. 5 Special Assessment Refunding Phase I Series 2013 (A/NR)
535,000	3.000	05/01/14	540,093
550,000	3.000	05/01/15	560,478
570,000	3.000	05/01/16	583,087
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
85,000	1.250	05/01/14	85,022
85,000	1.750	05/01/15	84,658
90,000	2.000	05/01/16	89,061
90,000	2.125	05/01/17	88,700
95,000	2.250	05/01/18	93,210
95,000	2.875	05/01/19	92,625

			249,195,105

Georgia – 2.6%
Burke County Development Authority Pollution Control RB for Georgia Transmission Corporation Vogtle Project Series 2012 (AA-/A1)(b)
6,000,000	1.250	05/01/15	6,046,980
Carroll City-County Hospital Authority Revenue Anticipation Certificates for Tanner Medical Center, Inc. Project Series 2010 (CNTY GTD) (AA-/Aa2)
1,530,000	4.000	07/01/16	1,649,172
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (NR/WR)(d)
1,400,000	5.500	01/01/14	1,417,948

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Cobb County Kennestone Hospital Authority RB Refunding Anticipation Certificates Series 2012 (AA-/Aa3)
$825,000	3.000%	04/01/15	$852,283
1,045,000	4.000	04/01/16	1,119,101
790,000	4.000	04/01/17	858,967
Cobb County Water and Sewer Improvement RB Series 2009 (AAA/Aaa)
1,000,000	4.500	07/01/14	1,032,200
Cobb County-Marietta Water Authority RB Series 2009 (AAA/Aaa)
1,500,000	5.000	11/01/13	1,505,970
2,850,000	5.000	11/01/14	2,997,202
Colquitt County School District Sales Tax GO Bonds Series 2013 (ST AID WITHHLDG) (NR/Aa1)
1,650,000	4.000	01/01/17	1,808,169
DeKalb County Water and Sewerage RB Second Resolution Series 2011 A (A+/Aa3)
200,000	2.000	10/01/14	202,712
1,500,000	5.000	10/01/16	1,684,140
Douglas County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
2,985,000	4.000	04/01/17	3,274,485
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
1,010,000	4.000	06/01/18	1,096,163
Gainesville Georgia School District GO Bonds Series 2011 (ST AID WITHHLDG) (AA+/NR)
2,595,000	3.000	12/01/14	2,660,524
2,500,000	4.000	12/01/15	2,644,450
Georgia State GO Bonds Refunding Series 2005 B (AAA/Aaa)
7,950,000	5.000	07/01/17	8,545,932
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
9,325,000	4.000	09/01/16	10,221,505
11,495,000	4.000	09/01/17	12,833,133
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
15,765,000	4.500	10/01/17	17,927,012
Henry County School District GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
4,000,000	2.000	12/01/15	4,126,160
Jackson County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
3,030,000	5.000	03/01/17	3,415,840
4,215,000	5.000	03/01/18	4,832,666
Marietta Georgia GO Bonds Refunding Series 2009 A (AA+/Aa2)
1,000,000	5.000	02/01/14	1,015,820
Municipal Electric Authority RB Subseries 2010 B (A/A2)
1,685,000	3.000	01/01/14	1,695,818
Public Gas Partners, Inc. RB Series 2009 A (A+/A3)
6,130,000	5.000	10/01/15	6,558,794
Richmond County Board of Education GO Bonds for Sales Tax Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,500,000	5.000	10/01/16	2,814,825
2,000,000	3.000	10/01/17	2,154,620

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Thomas County School District Sales Tax GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/NR)
$2,655,000	4.000%	03/01/17	$2,895,251

			109,887,842

Guam – 0.0%
Guam Government Limited Obligation RB for Section 30 Series 2009 A (BBB+/NR)
1,000,000	5.000	12/01/13	1,005,200

Hawaii – 0.3%
Hawaii State GO Bonds Refunding Series 2003 DT (AA/Aa2)
4,000,000	4.000	11/01/14	4,162,240
Hawaii State Highway RB Series 2011 A (AA+/Aa2)
750,000	3.000	01/01/14	755,205
Honolulu City and County GO Bonds Series 2004 B (NATL-RE) (NR/Aa1)(d)
3,600,000	5.000	07/01/14	3,727,908
Honolulu City and County Wastewater System RB Senior First Bond Resolution Series 2012 A (AA/Aa2)
2,400,000	2.000	07/01/17	2,486,184

			11,131,537

Idaho – 0.1%
Boise City Independent School District GO Bonds Refunding Series 2012 B (AA/Aa1)
1,000,000	3.000	08/01/17	1,068,690
2,085,000	4.000	08/01/18	2,323,753
Kootenai County School District No. 271 GO Bonds Series 2012 A (SCH BD GTY) (NR/Aa1)
1,960,000	2.000	09/15/16	2,024,935

			5,417,378

Illinois – 7.5%
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (A+/A3)(c)
2,500,000	0.000	12/01/15	2,372,350
8,435,000	0.000	12/01/16	7,710,771
Chicago Illinois GO Bonds for City Colleges of Chicago Capital Improvement Project Series 1999 (NATL-RE FGIC) (A+/A3)(c)
2,000,000	0.000	01/01/14	1,995,600
Chicago Illinois GO Bonds Refunding Series 2005 A (AGM) (AA-/A2)
5,000,000	5.000	01/01/15	5,251,150
Chicago Illinois Midway Airport Second Lien RB Series 2010 B (A-/A3)(b)
4,120,000	5.000	01/01/15	4,328,925
Chicago Illinois O’Hare International Airport RB Series 2008 A (AGM) (AA-/A2)
6,275,000	5.000	01/01/15	6,620,752
Chicago Illinois Public Building Commission RB Refunding Series 2006 (AMBAC) (A/A1)
1,000,000	5.000	03/01/15	1,051,700
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
1,525,000	6.250	11/15/13	1,529,834

State-Specific Municipal Debt Obligations – (continued)
Illinios – (continued)
Chicago Illinois Transit Authority RB Series 2008 (ASSURED GTY) (AA-/A2)
$2,845,000	5.000%	06/01/14	$2,925,912
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (AA-/A2)
500,000	4.000	11/01/16	541,225
Cook County Illinois GO Refunding Bonds Series 2012 C (AA/A1)
1,500,000	5.000	11/15/19	1,688,775
1,000,000	4.000	11/15/20	1,053,790
Glenview GO Refunding Bonds Series 2012 B (NR/Aaa)
1,245,000	4.000	12/01/16	1,363,375
1,295,000	4.000	12/01/17	1,436,168
1,365,000	4.000	12/01/18	1,526,643
Glenview GO Refunding Bonds Series 2012 C (NR/Aaa)
1,365,000	2.000	12/01/14	1,390,757
1,440,000	2.000	12/01/15	1,480,709
1,650,000	3.000	12/01/17	1,759,791
Illinois Educational Facilities Authority RB for University of Chicago RMKT 07/01/09 Series 1998 (AA/Aa1)(b)
3,100,000	3.375	02/03/14	3,132,550
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA/Aa1)(b)
2,000,000	1.875	02/12/15	2,034,720
Illinois Finance Authority Gas Supply RB Refunding for The Peoples Gas Light and Coke Co. Project Series 2010 (A/A1)(b)
2,250,000	2.125	07/01/14	2,274,930
Illinois Finance Authority RB Refunding for Resurrection Health Care Corp. Series 2009 (BBB+/Baa1)
5,000,000	5.000	05/15/14	5,106,300
4,400,000	5.250	05/15/15	4,630,604
Illinois Finance Authority RB Revolving Fund Master Trust Series 2004 (AAA/Aaa)
4,665,000	5.250	09/01/15	4,962,627
Illinois GO Bonds Series 2005 (AGM) (AA-/A2)
1,095,000	4.250	09/01/18	1,131,978
Illinois Health Facilities Authority RB for Advocate Health Care Network Series 2003 A (AA/Aa2)(b)
1,480,000	4.375	07/01/14	1,519,620
Illinois State Build Illinois Sales Tax RB Junior Obligation Series 2010 (AAA/NR)
5,050,000	5.000	06/15/14	5,220,943
Illinois State Build Illinois Sales Tax RB Series 2011 (AAA/NR)
2,375,000	4.000	06/15/17	2,609,484
Illinois State GO Bonds First Series 2001 (AGM) (AA-/A2)
1,900,000	5.500	05/01/15	2,031,936
Illinois State GO Bonds Refunding Series 2006 (A-/A3)
7,750,000	5.000	01/01/15	8,129,363
Illinois State GO Bonds Refunding Series 2009 A (A-/A3)
16,000,000	4.000	09/01/20	16,430,400
Illinois State GO Bonds Refunding Series 2010 (A-/A3)
2,000,000	5.000	01/01/15	2,097,900
7,305,000	5.000	01/01/17	7,994,738
12,240,000	5.000	01/01/18	13,474,894
15,890,000	5.000	01/01/20	17,402,410

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois State GO Bonds Refunding Series 2010 (AGM) (AA-/A2)
$6,725,000	5.000%	01/01/15	$7,058,493
3,450,000	5.000	01/01/16	3,721,032
Illinois State GO Bonds Refunding Series 2012 (A-/A3)
5,400,000	5.000	08/01/15	5,774,868
6,250,000	5.000	08/01/16	6,829,625
7,265,000	5.000	08/01/19	8,024,047
Illinois State GO Bonds Series 2002 (NATL-RE) (A/A3)
2,710,000	5.500	08/01/15	2,922,572
Illinois State GO Bonds Series 2003 A (A-/A3)
7,525,000	5.000	10/01/16	7,551,563
Illinois State GO Bonds Series 2007 B (A-/A3)
4,000,000	4.250	01/01/14	4,035,160
Illinois State GO Bonds Series 2012 (A-/A3)
10,000,000	4.000	03/01/15	10,409,200
Illinois State GO Bonds Series 2012 A (A-/A3)
2,000,000	4.000	01/01/14	2,016,360
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 A (AA/NR)
6,500,000	5.000	06/15/16	7,152,340
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 B (AA/NR)
7,500,000	5.000	12/15/17	8,376,900
11,980,000	5.000	06/15/18	13,352,668
McHenry and Lake County Community Highschool No. 156 GO Bonds Refunding Series 2013 (NR/Aa2)
2,245,000	3.000	02/01/17	2,351,638
2,690,000	3.000	02/01/18	2,826,087
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 1994 (NATL-RE) (AAA/Baa1)(c)
3,000,000	0.000	06/15/15	2,949,060
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	3.000	10/01/17	832,499
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
5,030,000	5.000	06/01/15	5,364,897
11,350,000	4.125	06/01/16	12,032,476
4,000,000	5.000	06/01/16	4,335,400
10,000,000	5.000	06/01/17	11,091,100
Regional Transportation Authority Illinois Refunding Series 2011 A (AGM) (GO OF AUTH) (AA/Aa3)
13,420,000	5.000	06/01/16	14,755,156
13,545,000	5.000	06/01/17	15,175,953
Springfield Electric RB Senior Lien Series 2007 (NATL-RE) (A/A3)
7,500,000	5.000	03/01/19	7,990,275

			313,142,993

Indiana – 0.8%
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (NR/A3)
1,085,000	5.500	08/01/17	1,216,144
4,535,000	5.625	08/01/18	5,140,241

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
$520,000	5.000%	05/01/17	$580,658
855,000	5.000	05/01/20	961,259
Indiana Finance Authority Hospital RB for University Health Obligated Group Series 2011 N (AA-/Aa3)
2,365,000	3.000	03/01/14	2,390,518
2,000,000	4.000	03/01/15	2,092,800
Indiana Health Facility Financing Authority RB for Ascension Health Credit Group Series 2001 A-2 (AA+/Aa2)(b)
4,575,000	1.600	02/01/17	4,583,830
Indiana Health Facility Financing Authority RB for Ascension Health RB Series 2005 A-3 (AA/Aa3)(b)
2,500,000	1.700	09/01/14	2,531,350
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(e)(f)
850,000	29.763	11/01/27	1,398,097
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Series 2011 (AA+/Aa2)(b)
2,950,000	1.500	08/01/14	2,981,211
Indiana State Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A-/NR)
800,000	5.000	03/01/18	897,600
500,000	5.000	03/01/19	555,660
650,000	5.000	03/01/20	721,689
Indianapolis Thermal Energy System First Lien RB Refunding Series 2010 B (AGM) (AA-/A2)
3,905,000	5.000	10/01/15	4,204,631
Rockport Indiana PCRB Refunding for Michigan Power Co. Project Series 2009 B (BBB/Baa2)(b)
2,500,000	6.250	06/02/14	2,586,750

			32,842,438

Iowa – 0.2%
Iowa Finance Authority Health Facilities RB for Mercy Medical Center Projects Series 2012 (A+/A2)
435,000	4.000	08/15/14	448,263
400,000	4.000	08/15/15	422,288
440,000	4.000	08/15/16	473,317
1,400,000	4.000	08/15/17	1,519,980
Iowa Finance Authority State Revolving Fund RB Series 2013 (AAA/Aaa)
1,000,000	1.500	08/01/16	1,017,840
1,000,000	5.000	08/01/18	1,160,870
Iowa State University of Science and Technology RB Refunding for Memorial Union Series 2013 (AA/Aa2)
1,040,000	1.500	07/01/16	1,055,173
1,055,000	1.500	07/01/17	1,063,841
State University of Iowa Athletic Facilities RB Series 2010 S.U.I. (AA-/Aa2)
450,000	2.500	07/01/15	465,773
State University of Iowa RB Refunding for University’s Utility System Series 2009 S.U.I. (NR/Aa1)
1,185,000	3.000	11/01/13	1,187,678

			8,815,023

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Kansas – 1.2%
Kansas Department of Transportation Highway RB Refunding Series 2012 A-2 (AAA/Aa1)(a)
$10,000,000	0.300%	09/01/14	$10,017,800
Kansas Department of Transportation Highway RB Refunding Series 2012 A-3 (AAA/Aa1)(a)
9,000,000	0.370	09/01/15	8,984,430
Kansas Development Finance Authority Hospital RB for Adventist Health System Series 2009 (AA-/Aa3)
2,390,000	4.000	11/15/13	2,400,588
Kansas Development Finance Authority Hospital RB for Adventist Health System/Sunbelt Obligated Group Series 2009 D (AA-/Aa3)
200,000	5.000	11/15/13	201,126
225,000	5.000	11/15/14	236,493
Kansas Development Finance Authority RB for University of Kansas Housing System Project Series 2010 A (AA/Aa1)
1,000,000	3.000	11/01/14	1,029,800
Olathe Health Facilities RB for Medical Center Series 2012 B (A+/NR)(b)
3,000,000	2.000	03/01/17	3,019,020
Wichita GO Refunding Bonds Series 2012 A (AA+/Aa1)
2,465,000	3.000	09/01/16	2,622,933
2,550,000	4.000	09/01/17	2,838,532
2,640,000	3.000	09/01/18	2,831,981
2,585,000	4.000	09/01/19	2,900,965
Wichita GO Sales Tax Bonds Series 2012 D (AA+/Aa1)
1,015,000	3.000	10/01/15	1,066,542
1,035,000	3.000	10/01/16	1,102,875
1,075,000	3.000	10/01/17	1,156,786
1,130,000	3.000	10/01/19	1,204,738
Wyandotte County/Kansas City Unified Government RB for Utility System Improvement Series 2011 A (A+/NR)
2,340,000	3.500	09/01/16	2,502,536
Wyandotte County/Kansas City Unified Government RB Refunding Sales Tax Special Obligation for Redevelopment Project Area B Sub Lien Series 2012 (AA-/NR)
1,300,000	3.000	12/01/14	1,339,884
2,000,000	4.000	12/01/15	2,139,060
1,400,000	5.000	12/01/16	1,569,624

			49,165,713

Kentucky – 0.8%
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA-/NR)(e)(f)
940,000	18.138	05/01/39	1,117,303
Kentucky State Property and Buildings Refunding Series 2011 A (A+/Aa3)
1,325,000	5.000	08/01/16	1,480,277
5,000,000	4.000	08/01/17	5,514,250
Louisville/Jefferson County Metro Government Environmental Facilities RB Refunding for Louisville Gas and Electric Company Project Series 2003 A (A-/A2)(b)
10,000,000	1.150	06/01/17	9,886,300
Louisville/Jefferson County Metro Government GO Bonds Refunding Series 2010 D (AA+/Aa1)
2,875,000	3.000	10/01/14	2,952,021

State-Specific Municipal Debt Obligations – (continued)
Kentucky – (continued)
Louisville/Jefferson County PCRB for Louisville Gas & Electric Company Project Series 2003 A (A-/A2)(b)
$10,500,000	1.650%	04/03/17	$10,564,260

			31,514,411

Louisiana – 1.6%
Baton Rouge Louisiana Public Improvement Sales Tax RB Refunding Series 2010 B (AA+/Aa2)
450,000	3.000	08/01/14	457,812
500,000	3.000	08/01/15	517,140
East Baton Rouge Parish Louisiana RB Refunding for Public Improvement Series 2004 ST (AMBAC) (NR/WR)(d)
4,405,000	5.000	02/01/14	4,517,504
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (A+/A2)
400,000	2.000	07/15/14	404,872
270,000	3.000	07/15/14	275,397
400,000	2.000	07/15/15	408,408
585,000	3.000	07/15/15	607,634
350,000	2.000	07/15/16	357,444
1,830,000	3.000	07/15/16	1,918,847
375,000	2.000	07/15/17	380,621
1,200,000	4.000	07/15/17	1,305,756
680,000	2.000	07/15/18	679,374
1,040,000	4.000	07/15/18	1,133,413
1,000,000	5.000	07/15/19	1,140,740
Greater New Orleans Expressway Commission RB Refunding Series 2009 (ASSURED GTY) (AA-/A3)
100,000	2.750	11/01/13	100,160
205,000	2.750	11/01/14	209,727
Jefferson Parish Sales Tax RB Refunding School Series 2012 (AA/NR)
1,570,000	3.000	02/01/16	1,646,883
1,015,000	3.000	02/01/17	1,073,048
1,565,000	3.000	02/01/18	1,650,183
Louisiana Citizens Property Insurance Corp. RB Series 2006 B (AMBAC) (A-/A3)
2,955,000	5.000	06/01/16	3,230,258
Louisiana Local Government Environmental Facilities & Community Development Authority RB for BRCC Facilities Corp. Project Series 2011 (AGM) (AA-/A1)
1,250,000	3.000	12/01/16	1,309,637
Louisiana Local Government Environmental Facilities & Community Development Authority RB for LCTCS Facilities Corp. Project Series 2011 (AA-/A1)(c)
1,500,000	0.000	10/01/15	1,466,370
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Parish of East Baton Rouge Road Improvements Project Series 2012 (AA/Aa3)
1,315,000	3.000	08/01/15	1,366,890
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AA-/Aa3)
8,250,000	5.000	06/01/20	8,761,747

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2007 B-1A1 (A-/A3)(b)
$3,000,000	1.375%	10/01/16	$2,924,400
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2010 B-2 (A-/NR)(b)
4,845,000	2.100	10/01/14	4,900,718
Morehouse Parish Louisiana PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
3,520,000	5.250	11/15/13	3,537,987
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
500,000	5.000	10/01/16	541,870
2,825,000	5.000	10/01/17	3,103,178
New Orleans GO Bonds Refunding Series 2012 (BBB/A3)
1,295,000	3.000	12/01/14	1,326,481
1,805,000	4.000	12/01/15	1,913,679
4,145,000	4.000	12/01/16	4,441,119
4,030,000	4.000	12/01/17	4,343,494
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA-/Aa3)
500,000	4.000	12/01/15	531,430
610,000	4.000	12/01/16	660,051
St. Tammany Parish Hospital Service District No. 1 RB Refunding Project Series 2011 (A-/NR)
1,390,000	2.000	07/01/14	1,399,244
1,800,000	2.300	07/01/15	1,822,500
Terrebonne Parish Louisiana Hospital Service District No. 1 RB Refunding for Terrebonne General Medical Center Project Series 2010 (A+/A2)
420,000	4.000	04/01/16	449,030

			66,815,046

Maine – 0.2%
Finance Authority of Maine Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 11/10/04 Series 2004 (BBB/NR)
3,125,000	3.800	11/01/15	3,260,344
Maine State Housing Authority Mortgage Purchase Bonds Series 2011 E (AA+/Aa1)
2,700,000	1.350	11/15/14	2,709,261
2,455,000	1.700	11/15/15	2,470,810

			8,440,415

Maryland – 2.9%
Baltimore County Maryland GO Bonds 71st Issue for Metropolitan District Public Improvement Series 2008 (AAA/Aaa)
1,420,000	5.000	02/01/14	1,442,606
Baltimore County Maryland GO Bonds 74th Issue for Metropolitan District Public Improvement Series 2011 (AAA/Aaa)
6,650,000	4.000	02/01/14	6,734,056
2,500,000	4.000	02/01/16	2,702,850
9,000,000	5.000	02/01/17	10,245,150

State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Baltimore RB Refunding for Projects Series 2002 B (NATL-RE FGIC) (AA/Aa2)(a)
$600,000	0.045%	07/01/32	$523,017
16,175,000	0.075	07/01/37	13,883,376
Baltimore RB Refunding for Wastewater Projects Subseries 2002 C (NATL-RE FGIC) (AA-/Aa3)(a)
35,600,000	0.060	07/01/37	29,910,379
Calvert County Maryland GO Bonds Refunding Series 2011 (AAA/Aa1)
1,455,000	2.000	07/15/14	1,475,719
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AA+/Aa1)
2,075,000	5.000	11/01/17	2,395,027
3,055,000	4.000	11/01/18	3,431,804
Charles County Maryland GO Bonds Refunding Series 2011 (AA+/Aa1)
2,365,000	4.000	11/01/15	2,540,980
1,115,000	4.000	11/01/16	1,222,899
5,405,000	4.000	11/01/17	6,026,034
Harford County Maryland GO Bonds for Consolidated Public Improvement Series 2009 (AA+/Aaa)
1,170,000	2.250	07/01/16	1,220,181
Maryland State Health & Higher Educational Facilities Authority RB for MedStar Health Issue Series 2011 (A-/A2)
2,325,000	4.000	08/15/15	2,467,476
3,445,000	4.000	08/15/16	3,738,342
Maryland State Transportation Authority Grant and Revenue Anticipation Bonds Series 2008 (AAA/Aa1)
4,500,000	5.250	03/01/15	4,808,115
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2009 A (AAA/Aaa)
5,000,000	5.000	11/01/13	5,019,900
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2012 B (AAA/Aaa)
5,350,000	5.000	11/01/16	6,050,957
University of Maryland RB Refunding Revolving Loan Series 2003 A (AA+/Aa1)(b)
3,010,000	1.250	06/01/18	2,921,777
Washington Suburban Sanitary District Consolidated Public Improvement GO Bonds Series 2012 (AAA/Aaa)
12,500,000	5.000	06/01/16	13,946,250

			122,706,895

Massachusetts – 1.8%
Massachusetts Development Finance Agency RB for Boston University Series 2008 U-1 (A/A1)(b)
7,000,000	0.650	03/30/17	6,990,480
Massachusetts State Department of Transportation Senior RB for Metropolitan Highway System Series 2010 B (A+/A3)
4,000,000	5.000	01/01/15	4,224,040
Massachusetts State Development Finance Agency RB for Boston University Series 2009 V-2 (A/A1)
4,000,000	2.875	10/01/14	4,107,480

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts State Development Finance Agency RB for Partners Healthcare System Issue Series 2012 L (AA/Aa2)
$400,000	5.000%	07/01/15	$430,784
300,000	5.000	07/01/16	332,661
Massachusetts State GO Bonds Consolidated Loan Series 2004 A (AA+/Aa1)(d)
5,000,000	5.000	08/01/14	5,193,250
Massachusetts State GO Bonds Consolidated Loan Series 2004 D (AGM) (AA+/Aa1)(d)
3,475,000	5.000	12/01/14	3,667,515
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(a)
26,250,000	0.747	05/01/37	22,560,825
Massachusetts State GO Bonds Consolidated Loan Series 2012 D (AA+/Aa1)(a)
7,000,000	0.500	01/01/18	6,968,430
Massachusetts State GO Bonds Refunding Series 2010 A (AA+/Aa1)(a)
2,500,000	0.600	02/01/14	2,500,700
Massachusetts State GO Bonds Refunding Series 2013 A (AA+/Aa1)(a)
6,000,000	0.430	02/01/17	5,907,660
Massachusetts State GO Refunding Bonds Series 2007 A (AA+/Aa1)(a)
8,000,000	0.727	11/01/25	7,413,200
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AA+/Aaa)(b)
2,915,000	1.700	11/01/16	2,957,122

			73,254,147

Michigan – 2.5%
Detroit Michigan Water Supply System RB Refunding Senior Lien Series 2003 C (A/Baa1)(a)
310,000	0.000	07/01/14	310,239
Detroit Michigan Water Supply System RB Senior Lien Series 2005 C (NATL-RE FGIC) (A/Baa1)
3,000,000	5.000	07/01/16	3,011,700
Detroit Michigan Water Supply System RB Senior Lien Series 2011 A (BB-/B1)
1,700,000	5.000	07/01/14	1,703,689
700,000	5.000	07/01/15	702,611
500,000	5.000	07/01/16	503,015
1,295,000	5.000	07/01/17	1,303,689
Detroit Wayne County Stadium Authority RB Refunding Series 2012 (BBB/Baa3)
500,000	5.000	10/01/14	515,045
1,100,000	5.000	10/01/18	1,187,032
Kent Hospital Finance Authority RB Refunding for Spectrum Health System Series 2008 A (AA/Aa3)(b)
6,850,000	4.250	01/15/14	6,928,501
Michigan Finance Authority RB for Detroit School District Series 2011 (A+/NR)
7,500,000	5.250	06/01/17	8,272,350
Michigan Finance Authority RB for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
11,135,000	5.000	07/01/15	12,028,472

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority RB Refunding for Detroit School District Series 2012 (A+/NR)
$750,000	4.000%	06/01/14	$766,088
1,375,000	4.000	06/01/17	1,445,221
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
9,000,000	5.000	01/01/18	10,294,470
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
4,000,000	5.000	07/01/23	4,143,960
Michigan State Building Authority RB Refunding for Facilities Program Series 2003 I (AGM) (AA-/Aa3)(d)
7,580,000	5.250	10/15/13	7,592,810
Michigan State Environmental RB Refunding for Facilities Program Series 2005 B (NATL-RE) (A/Aa2)(d)
7,845,000	5.000	11/01/15	8,596,080
Michigan State Environmental RB Refunding for Facilities Program Series 2005 B (NATL-RE) (AA-/Aa2)
2,180,000	5.000	11/01/19	2,341,538
Michigan State Hospital Finance Authority RB for Ascension Health Credit Group RMKT 08/16/10 Series 1999 B-3 (AA+/Aa2)(b)
3,875,000	2.000	08/01/14	3,932,350
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa2)(b)
3,000,000	2.000	05/30/18	3,019,980
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-1 (A/A1)(b)
2,500,000	5.250	08/01/14	2,590,100
Michigan State Trunk Line Fund Bonds Series 2011 (AA+/Aa2)
550,000	3.000	11/15/14	566,665
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/18	947,984
700,000	4.000	05/01/19	760,039
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
2,000,000	6.250	09/01/14	2,101,560
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2010 C (A/A2)
5,000,000	5.000	12/01/14	5,261,950
10,000,000	5.000	12/01/15	10,852,900
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/18	1,437,259
1,385,000	5.000	12/01/19	1,557,114
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/19	1,080,940

			105,755,351

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Minnesota – 3.1%
Circle Pines Minnesota Independent School District No. 012 GO Refunding Bonds for Minnesota School District Credit Enhancement Program Series 2012 A (SD CRED PROG) (AA+/NR)
$3,630,000	3.000%	02/01/15	$3,759,264
3,445,000	4.000	02/01/16	3,702,032
3,575,000	4.000	02/01/17	3,920,202
Farmington Minnesota Independent School District No. 192 GO School Building Refunding Bonds Series 2012 D (SD CRED PROG) (NR/Aa2)
3,110,000	2.000	06/01/16	3,195,587
2,595,000	1.500	06/01/17	2,618,122
3,190,000	1.500	06/01/18	3,189,968
Metropolitan Council Minneapolis St. Paul Metropolitan Area GO Bonds for Grant Anticipation Notes Series 2012 G (SP-1+/Aaa)
23,000,000	2.000	03/01/15	23,560,050
47,100,000	1.000	03/01/16	47,271,444
Minneapolis Minnesota Convention Center GO Bonds Refunding Series 2011 A (AAA/Aa1)
7,980,000	2.000	12/01/17	8,202,243
Minneapolis Minnesota Special School District Refunding Series 2011 A (SD CRED PROG) (AA+/Aa1)
3,520,000	2.000	02/01/14	3,540,733
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
600,000	5.000	04/01/14	613,770
500,000	5.000	04/01/18	568,085
Minnesota State COPS for Technology System Lease Purchase Agreement Series 2009 (AA/NR)
6,855,000	4.000	06/01/14	7,011,705
Minnesota State COPS for Technology System Lease Purchase Agreement Series 2009 (ETM) (NR/NR)(d)
1,720,000	4.000	06/01/14	1,762,346
Minnesota State Higher Education Facilities Authority RB for University of St. Thomas Series 2009 Seven-A (GO OF UNIV) (NR/A2)
950,000	3.000	10/01/14	974,586
Minnesota State Trunk Highway GO Bonds Series 2012 B (AA+/Aa1)
11,700,000	5.000	08/01/17	13,457,808
Watertown Independent School District No. 111 GO Refunding Bonds for School Building Series 2012 B (SD CRED PROG) (AA+/NR)
1,620,000	3.000	02/01/16	1,689,773
1,000,000	3.000	02/01/17	1,053,840

			130,091,558

Mississippi – 0.2%
DeSoto County Mississippi GO Bonds Refunding Series 2009 (AA/Aa2)
700,000	3.000	11/01/13	701,435
Mississippi Development Bank Special Obligation RB for Marshall County IDA Mississippi Highway Construction Project Series 2012 (AA-/Aa3)
3,845,000	1.000	01/01/17	3,728,035

State-Specific Municipal Debt Obligations – (continued)
Mississippi – (continued)
Mississippi State GO Bonds for Capital Improvement Series 2006 D (NATL-RE) (AA/Aa2)(d)
$3,855,000	5.000%	11/01/17	$4,479,664

			8,909,134

Missouri – 1.1%
City of Columbia Electric Utility Special Obligation RB for Annual Appropriation Series 2012 E (AA/NR)
1,995,000	4.000	09/01/18	2,215,268
2,075,000	4.000	09/01/19	2,304,038
Curators University of Missouri System Facilities RB for System Facilities Series 2006 A (AA+/Aa1)
5,070,000	5.000	11/01/17	5,502,370
Kansas City GO Bonds Refunding & Improvement Series 2012 A (AA/Aa2)
5,000,000	2.000	02/01/15	5,110,550
7,600,000	2.000	02/01/16	7,829,444
Missouri State Board of Public Buildings RB Series 2003 A (NR/Aa1)(d)
3,425,000	5.000	10/15/13	3,430,514
Missouri State Board of Public Buildings Special Obligation Series 2003 A (AA+/Aa1)
400,000	5.000	10/15/14	400,648
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
375,000	4.000	06/01/15	392,846
500,000	4.000	06/01/16	533,660
1,180,000	4.000	06/01/18	1,267,072
960,000	4.000	06/01/19	1,027,690
1,000,000	4.000	06/01/20	1,064,920
Platte County Park Hill School District GO Bonds Refunding for Direct Deposit Program Series 2013 (ST AID DIR DEP) (AA+/Aa1)
2,250,000	2.000	03/01/16	2,326,388
St. Louis Airport RB Refunding for Lambert St. Louis International Airport Series 2013 (A-/A3)
765,000	5.000	07/01/18	874,326
St. Louis Board of Education GO Bonds Refunding for Missouri Direct Deposit Program Series 2004 (NATL-RE) (ST AID DIR DEP) (AA+/Baa1)(d)
5,980,000	5.000	04/01/15	6,400,633
2,595,000	5.250	04/01/15	2,787,212
St. Louis Missouri Airport Revenue Refunding for Lambert- St. Louis International Airport Series 2011 (A-/A3)
2,000,000	5.000	07/01/14	2,068,000
1,000,000	5.000	07/01/15	1,074,600

			46,610,179

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Montana – 0.2%
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project-Garvees Series 2012 (AA/Aa3)
$1,600,000	2.000%	06/01/17	$1,648,032
2,000,000	3.000	06/01/17	2,131,520
1,750,000	3.000	06/01/18	1,857,170
800,000	4.000	06/01/18	884,752

			6,521,474

Nebraska – 0.2%
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
775,000	4.000	11/01/16	828,948
435,000	4.000	11/01/17	468,721
750,000	4.000	11/01/19	799,965
690,000	4.000	11/01/20	729,627
Omaha Nebraska Special Tax RB Refunding for Performing Arts Project Series 2012 (AA+/Aa2)
530,000	2.000	10/15/15	545,407
1,215,000	2.000	10/15/16	1,253,795
1,765,000	3.000	10/15/17	1,884,685
1,785,000	3.000	10/15/18	1,900,918
640,000	4.000	10/15/20	712,473

			9,124,539

Nevada – 1.2%
Clark County Airport RB Refunding Junior Lien Series 2013 C-1 (AMT) (A/A2)
12,000,000	2.500	07/01/15	12,339,960
Clark County GO Refunding Bonds Series 2006 (AGM) (AA+/Aa1)
5,115,000	4.625	06/01/19	5,530,338
Clark County Improvement District Refunding for Special Improvement District No. 142 Mountain Edge Local Improvement Series 2012 (BBB-/NR)
2,895,000	3.000	08/01/14	2,917,176
3,090,000	3.000	08/01/15	3,072,511
3,635,000	3.000	08/01/16	3,577,712
3,970,000	4.000	08/01/17	3,996,480
Clark County McCarran International Airport RB Refunding for Passenger Facility Charge Series 2010 F-1 (A+/A1)
3,000,000	5.000	07/01/16	3,314,550
Clark County School District GO Bonds Refunding Series 2004 A (AGM) (AA-/A1)
3,000,000	5.000	06/15/16	3,091,830
Clark County School District Limited Tax GO Bonds Refunding Series 2003 D (NATL-RE) (AA-/A1)(d)
3,450,000	5.000	12/15/13	3,483,154
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
1,000,000	2.000	12/01/15	1,023,050
2,700,000	4.000	12/01/16	2,928,528
2,810,000	4.000	12/01/17	3,020,638

State-Specific Municipal Debt Obligations – (continued)
Nevada – (continued)
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006 (NR/NR)
$505,000	4.800%	12/01/14	$510,944

			48,806,871

New Hampshire – 1.4%
Manchester New Hampshire General Airport RB Refunding Series 2009 B (BBB+/A3)
5,240,000	5.000	01/01/14	5,289,361
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (A/A3)(a)
50,475,000	0.070	05/01/21	45,969,754
New Hampshire Health & Education Facilities Authority RB Refunding for Catholic Medical Center Series 2012 (BBB+/Baa1)
500,000	4.000	07/01/14	510,150
400,000	4.000	07/01/15	417,500
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Series 2003 (AMT) (BBB/NR)(b)
1,200,000	2.125	06/01/18	1,150,068
New Hampshire State Capital Improvement GO Bonds Series 2012 B (AA/Aa1)
5,400,000	5.000	11/01/16	6,096,924

			59,433,757

New Jersey – 4.2%
Atlantic County College GO Bonds Series 2013 (ST AID WITHHLDG) (AA/Aa2)
1,845,000	1.000	03/01/16	1,847,196
2,025,000	1.000	03/01/17	2,000,983
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
1,730,000	2.000	12/01/13	1,735,294
1,275,000	2.000	12/01/14	1,301,303
1,320,000	2.000	12/01/15	1,362,794
1,725,000	2.000	12/01/16	1,788,929
2,355,000	2.000	12/01/17	2,439,992
Brick Township GO Bonds for General Improvements Series 2012 (NR/Aa2)
2,140,000	2.000	08/15/16	2,204,007
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
1,130,000	4.000	11/01/18	1,260,572
1,300,000	5.000	11/01/19	1,527,006
Garden State Preservation Trust Open Space and Farmland RB Series 2005 A (AGM) (AAA/Aa3)(d)
12,000,000	5.800	11/01/15	13,334,160
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (BBB/NR)(b)
2,250,000	2.125	12/01/17	2,216,813

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Gloucester County New Jersey GO Bonds Refunding Series 2011 (AA+/NR)
$325,000	2.000%	10/01/14	$330,090
660,000	2.000	10/01/15	674,579
1,245,000	3.000	10/01/17	1,315,654
Middlesex County New Jersey GO Bonds for General Improvements Series 2013 (AAA/NR)
2,845,000	2.000	01/15/17	2,928,273
Monmouth County GO Bonds Refunding Series 2010 C (AAA/Aaa)
5,425,000	4.000	03/01/16	5,829,271
Montgomery Township GO Bonds Refunding Series 2012 (NR/Aa1)
2,320,000	3.000	08/01/16	2,442,380
New Jersey Economic Development Authority RB for School Facilities Construction RMKT 04/30/08 Series 2008 (AGM) (AA-/A1)(d)
2,000,000	5.000	09/01/14	2,086,960
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 K (A+/A1)(d)
3,905,000	5.000	03/01/15	4,164,370
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 K (NATL-RE FGIC) (A+/A1)
3,685,000	5.250	12/15/14	3,898,730
New Jersey Economic Development Authority RB for School Facilities Construction Series 2007 (AGM) (AA-/A1)(d)
5,000,000	5.000	09/01/15	5,440,450
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2010 DD-1 (A+/A1)
7,500,000	5.000	12/15/16	8,457,600
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB+/Baa1)
1,240,000	5.000	07/01/17	1,359,412
1,265,000	4.000	07/01/18	1,340,040
New Jersey Health Care Facilities Financing Authority RB for Meridian Health System Obligated Group Issue Series 2011 (A/NR)
1,000,000	5.000	07/01/14	1,032,240
1,275,000	5.000	07/01/15	1,365,716
2,000,000	5.000	07/01/16	2,208,540
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (BBB+/Baa1)
350,000	5.000	07/01/17	384,500
400,000	5.000	07/01/18	438,268
New Jersey Health Care Facilities Financing Authority RB Refunding for Hackensack University Medical Center Issue Series 2010 B (A-/A3)
4,680,000	3.500	01/01/16	4,857,278
New Jersey State GO Bonds Refunding Series 2010 Q (AA-/Aa3)
10,000,000	5.000	08/15/15	10,848,700
5,000,000	5.000	08/15/16	5,603,000
New Jersey State Turnpike Authority RB Series 2000 C (NATL-RE) (A+/A3)(a)
21,625,000	0.123	01/01/30	18,655,067

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Series 2000 D (NATL-RE) (A+/A3)(a)
$21,500,000	0.123%	01/01/30	$18,547,347
New Jersey State Turnpike Authority RB Series 2012 B (A+/A3)
10,000,000	5.000	01/01/19	11,524,000
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2004 B (NATL-RE) (A+/A1)
6,800,000	5.500	12/15/16	7,761,248
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (A+/A1)
1,500,000	5.000	06/15/15	1,611,720
1,000,000	5.000	06/15/16	1,109,110
Newark Housing Authority RB for South Ward Police Facility Series 2009 (ASSURED GTY) (GO OF CITY) (NR/A3)
1,235,000	3.500	12/01/13	1,239,224
Sussex County New Jersey GO Bonds for General Improvement Series 2010 (NR/Aa2)
2,665,000	2.000	08/15/14	2,704,176
Toms River Township Board of Education School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
820,000	3.000	07/15/16	863,509
855,000	3.000	07/15/17	906,531
Toms River Township General Improvement Bonds Series 2010 (AA/NR)
3,260,000	3.000	06/15/18	3,406,993
Union County New Jersey GO Bonds Refunding for General Improvement Series 2009 (AA+/Aa1)
4,195,000	4.000	03/01/14	4,259,603
Union County New Jersey GO Bonds Refunding for General Improvement Series 2012 B (SCH BD RES FD) (AA+/Aa1)
1,265,000	3.000	03/01/19	1,342,924
Wayne Township School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
1,000,000	3.000	07/15/14	1,020,070
700,000	4.000	07/15/15	740,474
1,000,000	4.000	07/15/16	1,080,990

			176,798,086

New Mexico – 1.3%
Farmington New Mexico PCRB Refunding for Southern California Edison Co. Four Corners Project RMKT 04/01/10 Series 2010 B (NR/A1)(b)
10,000,000	2.875	04/01/15	10,295,500
New Mexico Finance Authority State Transportation RB Refunding Senior Lien Series 2012 (AAA/Aa1)
21,485,000	2.000	06/15/16	22,242,346
New Mexico State Capital Projects GO Bonds Series 2013 (AA+/Aaa)
6,030,000	2.000	03/01/17	6,266,798
New Mexico State Severance Tax RB Refunding Series 2011 A-2 (AA/Aa1)
5,000,000	5.000	07/01/16	5,583,350
New Mexico State Severance Tax RB Series 2010 A (AA/Aa1)
2,000,000	5.000	07/01/17	2,289,300

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Mexico – (continued)
New Mexico State Severance Tax RB Series 2011 A-1 (AA/Aa1)
$5,475,000	5.000%	07/01/17	$6,266,959

			52,944,253

New York – 12.4%
Albany County Airport Authority RB Refunding Series 2010 A (AGM) (AA-/A2)
1,625,000	5.000	12/15/15	1,769,040
Albany County GO Serial Bonds Series 2010 (AA/Aa3)
1,920,000	2.000	06/01/14	1,941,542
1,640,000	3.000	06/01/15	1,708,290
1,385,000	3.000	06/01/16	1,463,183
Brookhaven Public Improvement GO Bonds Series 2013 A (AA+/Aa2)
3,955,000	2.000	09/15/14	4,022,512
4,045,000	2.000	09/15/15	4,169,788
4,135,000	2.000	09/15/16	4,279,353
Marlboro Central School District GO Serial Bonds Series 2010 (AGM) (ST AID WITHHLDG) (AA-/NR)
870,000	3.000	10/15/13	870,757
950,000	4.000	10/15/14	978,623
990,000	4.000	10/15/15	1,041,827
Metropolitan Transportation Authority New York RB Refunding for Transportation Series 2012 C (A/A2)
1,000,000	5.000	11/15/15	1,092,400
730,000	4.000	11/15/16	796,795
Metropolitan Transportation Authority RB Series 2011 D (A/A2)
725,000	3.000	11/15/13	727,458
1,000,000	4.000	11/15/15	1,071,400
Monroe County GO Bonds Refunding Series 2012 (A/Baa1)
1,000,000	5.000	03/01/15	1,057,940
3,000,000	5.000	03/01/16	3,246,960
Nassau Health Care Corp. RANS Series 2013 A (AGM) (AA-/A2)
7,500,000	2.250	12/15/13	7,528,875
New York City GO Bonds Refunding RMKT 03/19/13 Subseries 2008 J-4 (AA/Aa2)(a)
6,250,000	0.620	08/01/25	6,217,375
New York City GO Bonds Series 2010 A (AA/Aa2)
1,200,000	3.000	08/01/16	1,275,744
New York City GO Bonds Series 2010 B (AA/Aa2)
6,770,000	5.000	08/01/15	7,340,440
New York City Tax Exempt GO Bonds Subseries 2009 H-1 (ASSURED GTY) (AA/Aa2)
5,000,000	5.000	03/01/15	5,331,400
New York City Transitional Finance Authority RB for Future Tax Fiscal 2013 Series 2012 D (AAA/Aa1)
12,130,000	5.000	11/01/17	14,011,242
New York City Transitional Finance Authority RB Future Tax Subordinate Refunding Series 2012 B (AAA/Aa1)
4,885,000	5.000	11/01/15	5,347,365
10,650,000	5.000	11/01/17	12,301,709
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
13,310,000	5.000	11/01/17	15,374,248

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York State Bridge Authority General RB Refunding Series 2011 (GO OF AUTH) (AA-/Aa3)
$3,145,000	3.000%	01/01/14	$3,166,669
2,000,000	4.000	01/01/15	2,091,840
New York State Dormitory Authority Lease RB for Municipal Health Facilities Improvement Program Series 2010-1 (CITY APPROP) (AA-/Aa3)
4,825,000	5.000	01/15/14	4,890,427
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)
2,215,000	4.000	05/01/17	2,396,696
New York State Dormitory Authority Personal Income Tax RB Series 2010 E (AAA/NR)
21,935,000	3.000	02/15/14	22,161,589
7,095,000	5.000	02/15/15	7,547,448
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB-/Baa3)
1,280,000	3.000	09/01/14	1,302,093
1,335,000	4.000	09/01/15	1,373,127
3,325,000	4.000	09/01/16	3,442,339
3,000,000	4.000	09/01/17	3,112,110
3,665,000	5.000	09/01/18	3,936,650
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2011 E (AAA/NR)
8,375,000	5.000	08/15/17	9,645,822
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A3)(a)
70,025,000	0.088	05/01/34	60,613,964
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corporation Project Series 2011 B (BBB+/Baa1)
5,000,000	2.250	10/15/15	5,043,700
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corporation Project Series 2011 C (BBB+/Baa1)
8,000,000	2.250	12/01/15	8,074,160
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A/A3)(a)
27,750,000	0.105	07/01/34	23,363,398
New York State GO Bonds Refunding Series 2009 C (AA/Aa2)
23,075,000	3.000	02/01/15	23,899,931
New York State Tax Exempt GO Bonds RMKT 10/23/12 Subseries 1996 J-2 (AA/Aa2)
8,250,000	5.000	02/15/16	9,097,605
New York State Tax Exempt GO Bonds Series 2011 E (AA/Aa2)
6,950,000	5.000	12/15/17	8,087,437
New York State Tax Exempt GO Bonds Subseries 2012 A-1 (AA/Aa2)
3,000,000	5.000	10/01/17	3,447,120
New York State Tax Exempt GO Refunding Bonds Series 2012 C (AA/Aa2)
7,555,000	4.000	08/01/16	8,242,883

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
$6,440,000	5.000%	04/01/17	$7,308,176
New York State Thruway Authority RB for Local Highway and Bridge Service Contract Series 2009 (AA-/NR)
2,730,000	5.000	04/01/14	2,794,592
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 A (AAA/NR)
8,000,000	5.000	03/15/16	8,861,040
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 B (AA-/NR)
21,775,000	5.000	01/01/14	22,033,034
Suffolk County New York GO Bonds for Public Improvement Series 2012 B (AGM) (AA-/A2)
2,590,000	2.000	10/15/16	2,659,360
Suffolk County New York Public Improvement Series 2011 A (A+/A2)
4,520,000	3.000	05/15/15	4,680,867
Suffolk County New York Refunding Serial Bonds Series 2012 A (A+/A2)
3,275,000	4.000	04/01/14	3,330,544
2,000,000	4.000	04/01/15	2,096,100
Suffolk County New York Refunding Serial Bonds Series 2012 B (A+/A2)
2,310,000	4.000	10/01/14	2,387,755
2,000,000	4.000	10/01/16	2,170,380
1,000,000	4.000	10/01/17	1,096,580
Suffolk County Water Authority BANS Series 2013 A (AA/NR)
35,000,000	4.000	01/15/16	37,653,000
Suffolk County Water Authority BANS Series 2013 B (AA/NR)
8,000,000	3.000	01/15/15	8,272,240
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
370,000	4.000	06/01/17	385,207
490,000	4.000	06/01/18	509,634
575,000	5.000	06/01/19	626,313
620,000	5.000	06/01/20	674,033
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds for State Contingency Contract Secured Series 2011 B (AA-/NR)
30,000,000	5.000	06/01/17	34,059,300
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 B-1C (AA-/Aa3)
9,745,000	5.500	06/01/19	9,780,569
Triborough Bridge & Tunnel Authority RB General RMKT 06/28/12 Subseries 2005 B-4 (AA-/Aa3)(b)
37,500,000	0.212	01/01/14	37,496,250
Utica City School District GO Bonds Refunding Series 2013 (ST AID WITHHLDG) (NR/Baa1)
850,000	2.000	07/01/14	857,489
1,000,000	2.000	07/01/15	1,013,240
Yonkers New York GO Bonds Series 2011 A (BBB+/Baa1)
2,020,000	5.000	10/01/14	2,107,163
2,000,000	5.000	10/01/15	2,153,460
2,000,000	5.000	10/01/16	2,191,280

			517,100,880

State-Specific Municipal Debt Obligations – (continued)
North Carolina – 3.7%
Charlotte North Carolina Douglas International Airport RB Series 2010 A (A+/Aa3)
$1,220,000	2.250%	07/01/14	$1,238,410
Durham North Carolina Utility System Revenue Refunding Series 2011 (AAA/Aa1)
500,000	3.000	06/01/14	509,345
300,000	4.000	06/01/16	326,385
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2008 A (A-/Baa1)
1,000,000	5.000	01/01/14	1,011,400
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2010 A (A-/Baa1)
5,500,000	5.000	01/01/16	6,019,200
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (A-/Baa1)
6,000,000	5.000	01/01/15	6,339,900
1,500,000	5.000	01/01/16	1,641,600
4,535,000	5.000	01/01/17	5,066,321
3,000,000	5.000	01/01/19	3,434,610
North Carolina Eastern Municipal Power Agency Power System RB Series 2009 B (A-/Baa1)
3,000,000	3.000	01/01/14	3,019,560
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (A-/Baa1)
5,235,000	2.000	01/01/15	5,336,873
1,815,000	3.000	01/01/16	1,905,714
2,000,000	3.000	01/01/18	2,090,940
1,275,000	5.000	01/01/18	1,442,089
2,000,000	3.000	01/01/19	2,071,760
1,000,000	5.000	01/01/19	1,144,870
North Carolina GO Bonds Refunding Series 2005 B (AAA/Aaa)
16,925,000	5.000	04/01/17	19,363,554
North Carolina GO Bonds Refunding Series 2013 D (AAA/Aaa)
27,685,000	3.000	06/01/17	29,774,110
North Carolina Grant and Revenue Anticipation Vehicle Bonds Series 2011 (AA/Aa3)(b)
6,000,000	4.000	03/01/18	6,453,900
North Carolina Infrastructure Finance Corp. COPS Capital Improvement Series 2006 A (AGM) (AA+/Aa1)
6,490,000	5.000	02/01/14	6,593,126
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (AA-/A1)
3,470,000	3.000	12/01/14	3,573,163
1,065,000	4.000	12/01/16	1,161,723
1,375,000	5.000	12/01/18	1,590,160
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (NATL-RE) (A/A2)
1,000,000	5.500	01/01/14	1,013,020
North Carolina Turnpike Authority Monroe Connector System State APPROP RB Series 2011 (AA/Aa2)
3,000,000	4.000	07/01/14	3,084,750
Wake County Industrial Facilities and Pollution Control Financing Authority PCRB for Carolina Power and Light Co. Project. Series 2000 B (AMBAC) (A/Aa3)(a)
8,825,000	0.123	10/01/22	7,986,567

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)
Wake County Industrial Facilities and Pollution Control Financing Authority PCRB for Carolina Power and Light Co. Project. Series 2000 F (AMBAC) (A/Aa3)(a)
$12,125,000	0.088%	10/01/22	$10,970,868
Wake County Industrial Facilities and Pollution Control Financing Authority PCRB for Carolina Power and Light Co. Project. Series 2000 G (AMBAC) (A/Aa3)(a)
22,075,000	0.105	10/01/22	19,974,146
Winston-Salem North Carolina Water and Sewer System RB Refunding Series 2010 D (AAA/Aa1)
985,000	3.000	06/01/15	1,028,527

			155,166,591

Ohio – 1.2%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
470,000	4.000	12/01/14	487,287
1,000,000	4.000	12/01/15	1,058,000
1,425,000	5.000	12/01/16	1,572,801
1,740,000	5.000	12/01/17	1,952,558
Bowling Green Ohio City Student Housing RB for CFP I LLC Bowling Green State University Project Series 2010 (BBB-/NR)
2,115,000	4.000	06/01/16	2,180,692
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
13,740,000	5.125	06/01/24	11,687,382
3,415,000	5.375	06/01/24	2,979,314
Cincinnati Ohio City School District GO Bonds for Classroom Facilities Construction and Improvement Series 2003 (AGM) (AA-/Aa2)(d)
5,150,000	5.000	12/01/13	5,189,861
Dublin City School District GO Refunding Bonds Unlimited Tax Series 2012 (AAA/Aa1)
500,000	4.000	12/01/16	548,360
1,180,000	4.000	12/01/17	1,314,213
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
200,000	2.000	01/01/14	200,128
200,000	2.000	01/01/15	198,754
250,000	2.000	01/01/16	246,477
315,000	2.250	01/01/17	308,791
400,000	4.000	01/01/18	412,268
415,000	4.000	01/01/19	426,247
435,000	4.000	01/01/20	438,811
New Albany Community Authority RB Refunding Series 2012 C (NR/A1)
1,100,000	4.000	10/01/17	1,187,131
800,000	4.000	10/01/18	863,824
Ohio Housing Finance Agency Single Family Prerefunded Series 1985 (FGIC-FHA/VA/PRIV MTGS) (AA+/NR)(c)(d)
1,500,000	0.000	01/15/14	1,355,955
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Series 2009 D (BBB-/Baa3)(b)
3,000,000	2.250	09/15/16	2,934,420

State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)
Ohio State GO Bonds for Highway Capital Improvement Series 2010 N (AAA/Aa1)
$7,620,000	3.000%	05/01/14	$7,744,511
Ohio State Higher Educational Facility Commission RB for Cleveland Clinic Health System Obligations Series 2013 A-2 (AA-/Aa2)(a)
2,250,000	0.540	11/01/28	2,239,785
Ohio State RB for Mental Health Capital Facilities Series II—2009 A (ST APPROP) (AA/Aa2)
1,320,000	4.000	12/01/13	1,327,682

			48,855,252

Oklahoma – 1.7%
Norman Oklahoma GO Bonds Series 2012 B (NR/Aa2)
3,750,000	0.050	03/01/15	3,721,575
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2010 (AA/NR)
4,745,000	2.250	03/01/14	4,785,143
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2012 (AA/NR)
4,845,000	2.100	03/01/14	4,842,190
3,765,000	2.000	03/01/16	3,866,278
5,470,000	2.000	03/01/17	5,612,111
Oklahoma County Independent School District No. 52 GO Bonds for Midwest City-Del City School District Series 2012 (NR/Aa2)
2,160,000	2.000	01/01/14	2,169,699
1,860,000	2.000	01/01/15	1,899,004
2,160,000	2.000	01/01/17	2,191,298
Oklahoma County Independent School District No. 52 GO Bonds for Series 2013 (NR/Aa2)
2,795,000	2.000	01/01/16	2,861,884
2,445,000	2.000	01/01/17	2,500,746
Oklahoma County Independent School District No. 89 GO Bonds Series 2013 (AA/Aa2)
6,750,000	1.000	07/01/15	6,782,670
8,750,000	1.000	07/01/16	8,761,813
Oklahoma Development Finance Authority Solid Waste Disposal RB for Waste Management of Oklahoma, Inc. Project Series 2004 A (BBB/NR)(b)
3,000,000	2.250	06/02/14	3,028,920
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-/NR)
10,965,000	4.000	05/15/16	11,868,735
Tulsa Oklahoma GO Bonds Series 2009 (AA/Aa1)
1,000,000	5.000	10/01/14	1,047,660
Tulsa Oklahoma GO Bonds Series 2013 (AA/Aa1)
3,400,000	4.000	03/01/16	3,676,284

			69,616,010

Oregon – 0.5%
Clackamas County Hospital Facility Authority RB Legacy Health System Series 2009 C (A+/A2)(b)
2,000,000	5.000	07/15/14	2,057,760

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Oregon – (continued)
Gilliam County Oregon Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 03/01/10 Series 2007 (BBB/NR)(b)
$5,000,000	2.000%	09/02/14	$5,061,400
Lake Oswego Oregon GO Bonds Series 2009 A (AAA/Aa1)
1,575,000	3.000	12/01/13	1,582,355
Oregon Coast Community College District GO Bonds Refunding Series 2012 (SCH BD GTY) (NR/Aa1)
1,050,000	2.000	06/15/15	1,075,903
1,120,000	2.000	06/15/16	1,149,456
790,000	2.000	06/15/17	809,616
1,165,000	2.000	06/15/18	1,179,131
1,445,000	3.000	06/15/19	1,518,464
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2010 A (A+/A2)
500,000	5.000	03/15/14	510,100
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2011 A (A+/A2)
500,000	5.000	05/01/15	530,250
2,000,000	5.000	05/01/16	2,178,980
Oregon State GO Bonds Refunding for Oregon University System Series 2012 B (AA+/Aa1)
1,175,000	3.000	08/01/17	1,265,781
1,120,000	3.000	08/01/18	1,202,275

			20,121,471

Pennsylvania – 1.9%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	809,467
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
1,345,000	4.250	12/15/13	1,351,967
1,050,000	4.250	12/15/15	1,101,271
645,000	4.250	12/15/17	687,596
Carbon County Hospital Authority RB Refunding for Gnaden Huetten Memorial Hospital Series 2000 (AMBAC) (CNTY GTD) (NR/WR)
540,000	5.400	11/15/14	547,312
Chester County Health & Education Facilities Authority RB for Jefferson Health System Series 2010 A (AA/Aa3)
1,775,000	4.000	05/15/14	1,813,979
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
295,000	3.000	08/01/16	293,882
515,000	3.000	08/01/17	508,743
530,000	3.000	08/01/18	511,667
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 A (AA+/Aaa)
10,000,000	3.000	01/01/16	10,566,500
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 B (AA+/Aaa)
9,500,000	5.000	07/01/22	10,420,170
7,000,000	5.000	01/01/23	7,616,560

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 (BBB/NR)(b)
$5,250,000	1.750%	12/01/15	$5,258,820
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
285,000	3.000	05/01/15	286,967
390,000	3.000	05/01/16	391,244
440,000	3.000	05/01/17	437,628
1,165,000	5.000	05/01/18	1,238,803
1,000,000	5.000	05/01/19	1,062,360
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2006 B (AGM) (AA-/A1)
6,455,000	5.000	09/01/14	6,714,491
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2012 A (A/A1)
625,000	4.000	09/01/15	663,344
600,000	4.000	09/01/16	643,986
500,000	3.000	09/01/17	521,015
550,000	4.000	09/01/17	594,841
Pennsylvania State Commonwealth RB for Harrisburg Area Community College Project Series 2011 (AGM) (AA-/NR)
1,305,000	4.000	10/01/15	1,379,450
Pennsylvania State University Bonds Refunding Series 2002 (AA/Aa2)
1,000,000	5.250	08/15/15	1,090,490
Pennsylvania Turnpike Commission RB Series 2013 A (A+/A1)(a)
7,500,000	0.670	12/01/17	7,430,775
Philadelphia GO Bonds Series 2011 (AGM) (AA-/A2)
1,460,000	5.000	08/01/16	1,615,067
Philadelphia Hospitals & Higher Education Facilities Authority Hospital RB Refunding for Temple University Health System Series 2012 B (BB+/Ba2)
1,500,000	5.000	07/01/15	1,530,780
1,500,000	5.000	07/01/16	1,537,740
2,000,000	5.000	07/01/17	2,057,580

5,995,000	1.400	09/01/15	5,996,079
Southeastern Pennsylvania Transportation Authority RB Refunding Series 2010 (AA-/A1)
3,000,000	3.000	03/01/14	3,029,250

			79,709,824

Puerto Rico – 2.9%
Government Development Bank for Puerto Rico RB Refunding RMKT 12/30/09 Series 1985 (NATL-RE) (COMWLTH GTD) (A/Baa1)
14,620,000	4.750	12/01/15	14,407,133
Government Development Bank for Puerto Rico Senior Notes RB Series 2006 B (BBB-/Baa3)
5,530,000	5.000	12/01/14	5,499,530
2,645,000	5.000	12/01/15	2,585,646

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BB+/Ba1)
$2,025,000	5.000%	07/01/15	$1,978,061
14,595,000	5.000	07/01/17	13,506,213
7,285,000	5.000	07/01/19	6,188,170
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2001 A (NATL-RE-IBC) (A/Baa1)
3,935,000	5.500	07/01/15	3,936,574
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (ASSURED GTY) (AA-/A3)
825,000	5.000	07/01/14	833,118
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding for Transportation Series 2004 I (FGIC) (BBB/Baa3)
2,100,000	5.000	07/01/24	1,664,166
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2002 A (FGIC) (BBB-/Baa3)
1,030,000	5.500	07/01/17	960,197
Puerto Rico Electric Power Authority Power RB Refunding Series 2007 UU (NATL-RE) (A/Baa1)
835,000	4.000	07/01/14	826,283
Puerto Rico Electric Power Authority Power RB Refunding Series 2012 B (BBB/Baa3)
2,000,000	5.000	07/01/16	1,929,860
Puerto Rico Electric Power Authority RB Refunding LIBOR Series 2007 UU (BBB/Baa3)(a)
25,850,000	0.884	07/01/31	14,468,245
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA-/A2)
27,300,000	0.704	07/01/29	17,254,419
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (BBB/Baa3)
3,250,000	4.000	07/01/16	3,074,955
Puerto Rico Electric Power Authority RB Series 2008 WW (BBB/Baa3)
4,500,000	5.250	07/01/15	4,413,915
8,175,000	5.500	07/01/16	7,929,832
Puerto Rico Municipal Finance Agency GO Bonds Series 2002 A (AGM) (AA-/A2)
1,125,000	5.250	08/01/16	1,125,562
Puerto Rico Public Buildings Authority RB for Government Facilities Series 2007 N (COMWLTH GTD) (BBB-/Baa3)
3,940,000	5.000	07/01/14	3,906,037
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (BBB-/Baa3)
2,250,000	5.500	07/01/16	2,179,800
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (AMBAC) (COMWLTH GTD) (BBB-/Baa3)(b)
1,000,000	5.500	07/01/17	930,690
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (BBB-/Baa3)(b)
10,850,000	5.750	07/01/17	10,002,723

			119,601,129

State-Specific Municipal Debt Obligations – (continued)
Rhode Island – 0.2%
Providence GO Bonds Series 2013 A (BBB/Baa1)
$665,000	3.000%	01/15/16	$688,362
315,000	4.000	01/15/18	333,676
1,545,000	5.000	01/15/19	1,698,032
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for University of Rhode Island Auxiliary Enterprise Series 2013 C (A+/A1)
400,000	4.000	09/15/14	413,252
600,000	5.000	09/15/17	678,516
500,000	4.000	09/15/18	547,150
Rhode Island Health and Educational Building Corp. RB for Newport Public School Financing Program Series 2013 C (AA/NR)
390,000	2.000	05/15/15	398,705
515,000	3.000	05/15/16	541,945
385,000	3.000	05/15/17	407,765
280,000	4.000	05/15/18	307,949
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 A (BBB/Baa1)
590,000	6.000	06/01/23	592,048

			6,607,400

South Carolina – 1.2%
Beaufort-Jasper South Carolina Water & Sewer Authority Waterworks and Sewer System RB Series 2010 B (AA/Aa1)
2,400,000	5.000	03/01/14	2,444,496
Clemson University RB Refunding Series 2012 (AA/Aa2)
5,770,000	2.000	05/01/16	5,929,887
4,440,000	2.000	05/01/17	4,557,704
5,000,000	2.000	05/01/18	5,085,700
Columbia City South Carolina Waterworks and Sewer System RB Refunding Series 2011 B (AA/Aa1)
1,205,000	4.000	02/01/15	1,264,696
Columbia City South Carolina Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
1,020,000	3.000	02/01/15	1,057,016
1,025,000	3.000	02/01/16	1,078,843
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (AA-/NR)
1,905,000	4.000	11/01/16	2,044,141
Georgetown County South Carolina School District GO Bonds Refunding Series 2011 B (SCSDE) (AA/Aa1)
4,330,000	5.000	03/01/16	4,750,270
5,895,000	5.000	03/01/17	6,639,302
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/Aa3)
6,000,000	3.600	02/01/17	6,425,640
Richland County South Carolina GO Bonds Series 2012 A (ST AID WITHHLDG) (AA+/Aa1)
2,000,000	4.000	03/01/17	2,202,120
Richland County South Carolina School District No. 2 GO Bonds Refunding Series 2009 C (SCSDE) (AA/Aa1)
1,595,000	3.000	03/01/14	1,613,614

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)
South Carolina Jobs-Economic Development Authority Hospital RB Refunding and Improvement for Palmetto Health Series 2009 (BBB+/Baa1)
$1,000,000	5.000%	08/01/14	$1,030,850
Western Carolina Regional Sewer Authority RB Refunding for Sewer System Series 2005 B (AGM) (AA/Aa2)
2,200,000	5.000	03/01/15	2,341,284

			48,465,563

South Dakota – 0.0%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (A+/A1)
1,250,000	4.250	11/01/14	1,301,563

Tennessee – 0.5%
Johnson City Health & Educational Facilities Board Hospital RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
890,000	5.000	07/01/15	946,755
Maury County Tennessee GO Bonds Series 2006 (XLCA) (NR/Aa2)(d)
2,180,000	3.600	04/01/14	2,216,602
Memphis Tennessee Electric System RB Subseries 2003 A (NATL-RE) (AA+/Aa2)(d)
6,000,000	5.000	12/01/13	6,046,440
Sevier County Public Building Authority RB for Local Government Public Improvement Series VII-D-1 (MUN GOVT GTD) (AA/NR)
5,000,000	5.000	06/01/14	5,149,300
Tennessee State GO Refunding Bonds Series 2012 B (AA+/Aaa)
6,600,000	5.000	10/01/16	7,450,014

			21,809,111

Texas – 8.1%
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2013 B (BBB-/Baa2)(b)
4,000,000	3.000	01/04/16	4,003,280
City of Carrollton Texas GO Refunding Bonds Series 2012 (AAA/Aa1)
2,005,000	4.000	08/15/19	2,240,026
City of El Paso Water and Sewer RB Refunding for Improvement Series 2012 A (AA/NR)
1,750,000	2.000	03/01/18	1,793,242
845,000	4.000	03/01/19	939,505
Collin & Denton County Texas GO Bonds Refunding Series 2011 (AA/Aa1)
3,335,000	5.000	02/15/16	3,675,970
Collin County Texas GO Bonds Refunding Limited Tax Series 2009 A (AAA/Aaa)
1,135,000	3.000	02/15/14	1,146,770
Collin County Texas GO Bonds Refunding Series 2009 A (AAA/Aaa)
550,000	3.000	02/15/14	555,703
Dallas County Limited Tax GO Notes Series 2011 (AAA/Aaa)
3,855,000	5.000	02/15/18	4,458,539

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Dallas-Fort Worth International Airport Joint RB Refunding Series 2009 A (A+/A2)
$2,500,000	4.000%	11/01/13	$2,507,700
2,000,000	4.000	11/01/14	2,079,120
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A2)
750,000	4.000	11/01/16	817,785
250,000	4.000	11/01/17	276,092
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A2)
8,045,000	3.000	11/01/13	8,063,262
1,750,000	5.000	11/01/18	2,008,650
Del Mar College District Limited Tax Refunding Bonds Series 2011 (AA/Aa2)
510,000	3.000	08/15/14	522,225
1,145,000	4.000	08/15/15	1,221,360
Fort Bend County Texas GO Bonds Unlimited Tax Road Refunding Series 2009 (AA+/Aa1)
500,000	4.000	03/01/14	507,825
Fort Worth Texas GO Bonds Refunding and Improvement Series 2012 (AA+/Aa1)
2,000,000	4.000	03/01/19	2,224,780
Garland Independent School District Unlimited Tax Refunding Bonds Series 2011 A (PSF-GTD) (AAA/Aaa)(c)
1,930,000	0.000	02/15/17	1,854,421
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
3,040,000	3.000	08/15/16	3,235,411
2,250,000	4.000	08/15/17	2,500,853
Harrison County Texas Health Facilities Development Corp. Hospital RB for Good Shepherd Health System Series 2010 (BBB+/Baa2)
855,000	4.000	07/01/14	869,723
930,000	4.000	07/01/15	957,500
2,005,000	4.500	07/01/16	2,115,035
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A/A2)(a)
17,725,000	0.358	07/01/32	15,617,483
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A/A2)(a)
21,950,000	0.359	07/01/32	19,358,636
Houston Higher Education Finance Corp. RB for Rice University Project Series 2013 A (AAA/Aaa)(b)
52,505,000	0.470	11/16/16	52,343,810
Houston Independent School District GO Bonds Refunding Series 2012 (PSF-GTD) (AAA/Aaa)(b)
16,000,000	0.875	06/01/16	16,010,400
Houston Utilities System RB Refunding First Lien Series 2012 C (AA/NR)(b)
8,000,000	0.670	08/01/16	7,997,760
Houston Utilities System RB Refunding Series 2012 (AA/NR)(b)
4,500,000	0.620	06/01/15	4,506,840
Klein Texas Independent School District GO Bonds Refunding Series 2003 A (PSF-GTD) (AAA/Aaa)
2,050,000	4.250	08/15/14	2,121,853

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2010 A (PSF-GTD) (AAA/NR)(c)
$2,000,000	0.000%	08/15/14	$1,992,740
1,000,000	0.000	08/15/15	991,090
Lower Colorado River Authority RB Refunding Series 2008 (ETM) (NR/NR)(d)
5,000	5.500	05/15/14	5,162
Lower Colorado River Authority RB Series 2008 (ETM) (NR/NR)(d)
205,000	5.500	05/15/14	211,628
Lower Colorado River Authority RB Series 2012 (A/A1)
2,240,000	5.500%	05/15/14	2,313,114
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/A1)
3,300,000	5.000	07/01/17	3,729,264
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(b)
7,315,000	1.750	08/01/17	7,429,260
Midland Texas COPS GO Bonds Series 2007 (NATL-RE) (AA+/Aa1)
1,255,000	4.000	03/01/14	1,274,641
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 12/01/09 Series 2006 (BBB/NR)(b)
4,000,000	3.750	06/01/15	4,135,680
North East Independent School District GO Bonds Series 2004 (PSF-GTD) (AAA/Aaa)
5,570,000	5.000	08/01/15	5,787,174
North East Independent School District GO Bonds Series 2004 (PSF-GTD) (NR/Aaa)(d)
7,890,000	5.000	08/01/14	8,198,341
North Texas Tollway Authority RB Refunding for First Tier Series 2008 A (NATL-RE-IBC) (A/A2)
4,250,000	6.000	01/01/19	4,902,715
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A-/A2)(b)
16,000,000	1.950	01/01/19	15,532,800
North Texas Tollway Authority System RB Refunding First Tier Series 2008 E-3 (A-/A2)(b)
5,405,000	5.750	01/01/16	5,960,580
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A-/A2)
3,000,000	5.000	01/01/19	3,407,460
Northside Texas Independent School District GO Bonds for School Building Series 2010 (PSF-GTD) (AAA/Aaa)(b)
6,000,000	1.200	08/01/17	5,966,520
Northside Texas Independent School District GO Bonds for School Building Series 2012 (PSF-GTD) (AAA/Aaa)(b)
8,000,000	1.000	05/31/16	7,970,720
Northside Texas Independent School District Unlimited Tax Refunding Series 2011 A (PSF-GTD) (AAA/Aaa)(b)
6,760,000	1.350	06/01/14	6,801,912
Plano Texas Independent School District Unlimited Tax GO Bonds Refunding Series 2010 (PSF-GTD) (AAA/Aaa)
4,000,000	5.000	02/15/15	4,260,200

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
$1,755,000	5.000%	10/01/15	$1,886,765
2,315,000	5.000	10/01/19	2,586,133
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 C (AA-/Aa2)(b)
7,000,000	2.000	12/01/16	7,135,940
Spring Branch Independent School District Unlimited Tax GO Bonds for Schoolhouse Series 2004 (PSF-GTD) (AAA/Aaa)
1,000,000	4.750	02/01/14	1,003,600
Sugar Land Texas GO Bonds Refunding for Fort Bend County Series 2012 (AAA/NR)
1,815,000	3.000	02/15/14	1,833,821
1,240,000	3.000	02/15/15	1,285,967
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
3,445,000	5.000	12/15/14	3,581,491
2,200,000	5.000	12/15/15	2,335,916
3,000,000	5.000	12/15/16	3,238,770
5,000,000	5.000	12/15/17	5,449,400
4,500,000	5.000	12/15/18	4,900,725
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (A-/Baa2)
13,550,000	5.625	12/15/17	15,227,761
Texas State Public Finance Authority Unemployment Compensation Obligation Assessment RB Series 2010 A (AAA/Aaa)
16,725,000	4.000	07/01/15	17,782,689
7,355,000	5.000	07/01/16	8,049,312
Texas Transportation Commission Central Texas Turnpike System First Tier RB Refunding Series 2012 B (A-/Baa1)(b)
2,500,000	1.250	02/15/15	2,506,425

			338,207,275

U.S. Virgin Islands – 0.4%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (BBB+/NR)
16,145,000	2.250	10/01/17	15,992,430
Virgin Islands Water & Power Authority Electric System RB Refunding Series 2010 A (BBB-/Baa3)
480,000	4.000	07/01/14	490,142
680,000	4.750	07/01/15	715,843

			17,198,415

Utah – 0.5%
Centerville Utah Sales Tax RB Series 2009 (ASSURED GTY) (AA/NR)
1,340,000	4.000	05/01/14	1,367,725

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Utah – (continued)
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A-/NR)
$500,000	5.000%	09/01/14	$520,660
610,000	5.000	09/01/15	656,311
750,000	5.000	09/01/16	827,655
500,000	5.000	09/01/17	562,980
500,000	5.000	09/01/18	567,820
500,000	5.000	09/01/19	569,755
Utah State GO Bonds Series 2009 A (AAA/Aaa)
5,850,000	5.000	07/01/14	6,060,132
Utah State GO Bonds Series 2009 B (AAA/Aaa)
7,450,000	4.000	07/01/14	7,662,176
Utah State University RB Refunding for Student Fee and Housing System Series 2009 (ASSURED GTY) (AA/A3)
1,575,000	3.000	12/01/14	1,623,872

			20,419,086

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB Refunding for St. Michael’s College Project Series 2012 (A-/Baa1)
1,250,000	3.000	10/01/15	1,276,787
1,420,000	4.000	10/01/16	1,492,832
1,680,000	4.000	10/01/17	1,777,205

			4,546,824

Virginia – 1.2%
Amelia County IDA RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (BBB/NR)(b)
8,500,000	0.850	04/01/14	8,502,890
King George County Industrial Development Authority Solid Waste Disposal RB for King George Landfill, Inc. Project RMKT 05/01/13 Series 2003 A (BBB/NR)(b)
4,000,000	3.500	05/01/14	4,001,160
Louisa IDA Pollution Control RB Refunding for Electric and Power Co. Project Series 2008 C (A-/WR)(b)
6,250,000	1.500	12/01/14	6,284,500
Smyth County Virginia IDA Hospital RB for Mountain States Health Alliance Series 2010 B (BBB+/Baa1)
3,330,000	5.000	07/01/14	3,423,706
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2005 (AA+/Aaa)(d)
8,765,000	5.625	06/01/15	9,534,655
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2010 A (AA+/Aa1)
3,015,000	2.500	03/01/15	3,064,989
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2011 B (GO OF AUTH) (AA+/Aa1)
1,900,000	2.200	03/01/17	1,948,526
Virginia State Public School Authority School Financing 1997 Resolution Series 2004 A (ST AID WITHHLDG) (AA+/Aa1)(d)
6,185,000	5.000	08/01/14	6,429,369

State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Wise County Virginia IDA Solid Waste and Sewage Disposal RB for Virginia Electric and Power Company Project Series 2010 A (A-/A3)(b)
$5,000,000	2.375%	11/01/15	$5,115,000
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (A-/A3)(b)
2,000,000	4.050	05/01/14	2,038,200

			50,342,995

Washington – 1.1%
Snohomish County School District No. 015 GO Bonds Unlimited Tax Series 2006 (NATL-RE FGIC) (SCH BD GTY) (AA+/Aa1)(d)
2,550,000	5.000	06/01/16	2,842,154
Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/A3)
2,485,000	6.500	06/01/26	2,486,690
Washington State GO Bonds Series 2005 D (AGM) (AA+/Aa1)(d)
10,000,000	5.000	01/01/15	10,585,900
Washington State Various Purpose GO Bonds Refunding Series 2013 R-C (AA+/Aa1)
27,125,000	3.000	07/01/16	28,825,466

			44,740,210

West Virginia – 0.5%
Kanawha Putnam County Huntington Compound RB for Single Family Mortgage Series 1984 A (ETM) (NR/Aaa)(c)(d)
10,125,000	0.000	12/01/16	9,841,601
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (NR/Baa2)(b)
5,300,000	2.000	10/01/14	5,355,650
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
500,000	5.000	05/01/17	544,485
1,445,000	5.000	05/01/18	1,574,819
1,565,000	5.000	05/01/19	1,704,488

			19,021,043

Wisconsin – 0.3%
Kenosha City Promissory Notes GO Bonds for Capital Appreciation Series 2005 D (AMBAC) (AA/Aa2)(c)
1,500,000	0.000	09/01/15	1,479,255
Madison City Promissory Notes GO Bonds Series 2011 A (NR/Aaa)
5,500,000	5.000	10/01/16	6,183,870
Milwaukee Wisconsin GO Bonds Series 2010 N-1 (AA/Aa2)
4,050,000	5.000	02/01/16	4,445,442

			12,108,567

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $4,053,419,164)			$4,040,228,356

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments – 0.7%
Florida – 0.4%
Florida State Municipal Power Agency RB for St. Lucie Project Series 2009 A (A/WR)
$2,845,000	5.000%	10/01/13	$2,845,000
Florida State Municipal Power Agency RB for Stanton Project Series 2009 A (A+/WR)
415,000	5.000	10/01/13	415,000
Florida State Municipal Power Agency RB for Tri-City Project Series 2009 A (A+/WR)
290,000	3.000	10/01/13	290,000
Hillsborough County Aviation Authority RB for Tampa International Airport Series 2009 A (A+/WR)
3,050,000	5.000	10/01/13	3,050,000
JEA Florida Electric System RB Refunding Series 2009-3A (AA-/WR)
2,275,000	5.000	10/01/13	2,275,000
Miami-Dade County Water and Sewer System RB Refunding Series 2008 B (AGM) (AA-/WR)
1,500,000	5.000	10/01/13	1,500,000
Tampa Bay Water Utility System RB Refunding for Regulation of Water Supply Authority Series 2004 (NATL-RE FGIC) (AA+/WR)
5,145,000	5.000	10/01/13	5,145,000

			15,520,000

Illinois – 0.1%
Illinois State GO Bonds Series 2003 A (NR/NR)(d)
4,235,000	5.000	10/01/13	4,235,000

Minnesota – 0.0%
Minnesota State Higher Education Facilities Authority RB for University of St. Thomas Series 2009 7-A (GO OF UNIV) (NR/WR)
1,000,000	2.500	10/01/13	1,000,000

Mississippi – 0.0%
University Mississippi Educational Building Corp. RB Refunding Series 2009 B (AA/WR)
1,790,000	3.000	10/01/13	1,790,000

New York – 0.1%
Suffolk County New York GO Refunding Bonds Series 2012 B (A+/WR)
680,000	3.000	10/01/13	680,000
Yonkers New York GO Bonds Series 2011 A (BBB+/WR)
2,000,000	5.000	10/01/13	2,000,000

			2,680,000

Texas – 0.1%
Harris County Texas Cultural Education Facilities Finance Corp. RB for Texas Children’s Hospitals Project Series 2009 (AA/WR)
1,680,000	3.500	10/01/13	1,680,000
Harris County Texas GO Bonds Refunding for Permanent Improvement Series 2009 B (AAA/NR)
1,000,000	4.000	10/01/13	1,000,000

			2,680,000

Short-Term Investments – (continued)
U.S. Virgin Islands – 0.0%
Virgin Islands Public Finance Authority Senior Lien RB Refunding for Matching Fund Loan Notes Series 2009 B (ETM) (BBB/WR)(d)
$2,500,000	5.000%	10/01/13	$2,500,000

Virginia – 0.0%
Fairfax County Economic Development Authority Residential Care Facilities RB for Goodwin House, Inc. Series 2007 (BBB/NR)
500,000	4.150	10/01/13	500,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $30,905,000)			$30,905,000

TOTAL INVESTMENTS – 97.8%
(Cost $4,084,324,164)			$4,071,133,356

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%			90,121,412

NET ASSETS – 100.0%			$4,161,254,768

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at September 30, 2013.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2013.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $27,612,113, which represents approximately 0.7% of net assets as of September 30, 2013.
(f)	Inverse floating rate security. Interest rate disclosed is that which is in effect at September 30, 2013.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Investment Abbreviations:
ACA	—Insured by American Capital Access
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BANS	—Bond Anticipation Notes
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CITY APPROP	—City Appropriation
CNTY GTD	—County Guaranteed
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF CITY	—General Obligation of City
GO OF UNIV	—General Obligation of University
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PRIV MTGS	—Private Mortgages
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RANS	—Revenue Anticipation Notes
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
ST AID DIR DEP	—State Aid Direct Deposit
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
VA	—Veterans Administration
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$5,000	1.000%	03/20/23	1.430%	$(5)	$(156,399)
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	03/20/23	1.430	(469,931)	157,123
Morgan Stanley & Co. International PLC	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	11,000	1.000	03/20/23	1.430	(437,196)	93,107
TOTAL						$(907,132)	$93,831

(a) Credit	spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000’s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$150,000	07/31/20	3 Month LIBOR	2.183%	$1,936	$(1,078,153)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2013 (Unaudited)

	High Yield Municipal Fund	Municipal Income Fund	Short Duration Tax-Free Fund
Assets:
Investments, at value (cost $3,172,791,887, $506,598,522 and $4,084,324,164)	$3,031,009,350	$521,184,227	$4,071,133,356
Cash	10,850,670	1,964,148	36,548,391
Receivables:
Interest and dividends, net of allowances	47,141,056	7,309,133	35,943,206
Unrealized gain on swap contracts	11,744,843	1,894,955	250,230
Investments sold	8,947,160	900,000	4,750,000
Fund shares sold	7,643,424	513,370	40,820,074
Investments sold on an extended-settlement basis	540,000	201,400	3,355,000
Reimbursement from investment adviser	25,693	44,125	42,249
Collateral on certain derivative contracts	—	—	4,756,209
Other assets	49,607	16,820	46,500
Total assets	3,117,951,803	534,028,178	4,197,645,215

Liabilities:
Payables:
Fund shares redeemed	21,476,593	1,686,496	32,344,156
Collateral on certain derivative contracts	8,330,000	1,850,000	—
Investments purchased on an extended-settlement basis	5,656,725	—	—
Upfront payments received on swap contracts	3,353,232	133,720	907,132
Amounts owed to affiliates	1,572,404	262,321	1,427,008
Income distribution	610,734	226,736	546,822
Unrealized loss on swap contracts	81,513	—	156,399
Investments purchased	—	1,483,125	725,504
Variation margin on certain derivative contracts	—	—	70,765
Accrued expenses	225,496	121,724	212,661
Total liabilities	41,306,697	5,764,122	36,390,447

Net Assets:
Paid-in capital	4,540,330,441	548,568,717	4,170,015,074
Undistributed net investment income	55,868,262	1,891,680	4,337,025
Accumulated net realized gain (loss)	(1,389,434,390)	(38,677,001)	1,077,799
Net unrealized gain (loss)	(130,119,207)	16,480,660	(14,175,130)
NET ASSETS	$3,076,645,106	$528,264,056	$4,161,254,768
Net Assets:
Class A	$278,880,561	$173,385,981	$263,383,375
Class B	6,569,350	3,103,113	11,782
Class C	83,504,320	21,430,680	50,998,561
Institutional	2,704,416,082	327,951,650	3,831,181,334
Service	—	39,704	216,903
Class IR	3,274,793	2,352,928	15,462,813
Total Net Assets	$3,076,645,106	$528,264,056	$4,161,254,768
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	32,325,705	11,489,392	25,041,169
Class B	761,325	205,583	1,122
Class C	9,679,511	1,419,624	4,853,567
Institutional	313,435,023	21,736,040	364,734,984
Service	—	2,618	20,652
Class IR	379,436	156,089	1,471,967
Net asset value, offering and redemption price per share:(a)
Class A	$8.63	$15.09	$10.52
Class B	8.63	15.09	10.50
Class C	8.63	15.10	10.51
Institutional	8.63	15.09	10.50
Service	—	15.17	10.50
Class IR	8.63	15.07	10.50

(a)	Maximum public offering price per share for Class A shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds is $9.04, $15.68 and $10.68, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2013 (Unaudited)

	High Yield Municipal Fund	Municipal Income Fund	Short Duration Tax-Free Fund
Investment income:
Interest, net of allowances	$97,734,555	$13,445,442	$36,535,003

Expenses:
Management fees	9,294,145	1,605,514	7,874,771
Distribution and Service fees(a)	924,472	381,862	642,679
Transfer Agent fees(a)	895,584	216,900	1,044,700
Custody, accounting and administrative services	109,366	29,991	137,872
Professional fees	77,028	54,736	62,738
Registration fees	54,677	60,222	64,864
Printing and mailing costs	52,011	39,563	60,695
Trustee fees	10,777	7,587	11,920
Service share fees — Service Plan	—	51	744
Service share fees — Shareholder Administration Plan	—	51	744
Other	46,982	13,038	44,035
Total expenses	11,465,042	2,409,515	9,945,762
Less — expense reductions	(395,483)	(632,128)	(709,843)
Net expenses	11,069,559	1,777,387	9,235,919
NET INVESTMENT INCOME	86,664,996	11,668,055	27,299,084

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(12,112,994)	(2,243,135)	(1,441,199)
Swap contracts	(642,078)	(182,813)	182,398
Forward contracts	432,000	—	—
Net change in unrealized gain (loss) on:
Investments	(344,133,030)	(40,364,925)	(72,912,579)
Swap contracts	10,840,347	1,853,460	(1,383,260)
Forward contracts	(46,290)	—	—
Net realized and unrealized loss	(345,662,045)	(40,937,413)	(75,554,640)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(258,997,049)	$(29,269,358)	$(48,255,556)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
High Yield Municipal	$396,050	$38,839	$489,583	$205,944	$5,049	$63,645	$618,024	$—	$2,922
Municipal Income	238,356	19,441	124,065	123,944	2,527	16,128	72,252	8	2,041
Short Duration Tax-Free	368,129	60	274,490	191,425	8	35,683	805,613	119	11,852

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	High Yield Municipal Fund
	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$86,664,996		$180,172,646
Net realized gain (loss)	(12,323,072)		9,210,311
Net change in unrealized gain (loss)	(333,338,973)		223,469,822
Net increase (decrease) in net assets resulting from operations	(258,997,049)		412,852,779

Distributions to shareholders:
From net investment income
Class A Shares	(7,092,242)		(15,755,744)
Class B Shares	(144,608)		(387,271)
Class C Shares	(1,823,151)		(3,897,197)
Institutional Shares	(73,582,747)		(152,462,489)
Service Shares	—		—
Class IR Shares	(106,107)		(223,798)
Total distributions to shareholders	(82,748,855)		(172,726,499)

From share transactions:
Proceeds from sales of shares	326,707,601		854,547,502
Reinvestment of distributions	78,959,262		163,425,870
Cost of shares redeemed	(884,978,355	)(a)	(781,216,967	)(b)
Net increase (decrease) in net assets resulting from share transactions	(479,311,492)		236,756,405
TOTAL INCREASE (DECREASE)	(821,057,396)		476,882,685

Net assets:
Beginning of period	3,897,702,502		3,420,819,817
End of period	$3,076,645,106		$3,897,702,502
Undistributed net investment income	$55,868,262		$51,952,121

(a)	Net of $592,041 of redemption fees.
(b)	Net of $82,048 of redemption fees.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund		Short Duration Tax-Free Fund
For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013	For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013

$11,668,055	$24,105,500	$27,299,084	$56,163,151
(2,425,948)	1,403,251	(1,258,801)	10,898,225
(38,511,465)	14,195,200	(74,295,839)	9,156,726
(29,269,358)	39,703,951	(48,255,556)	76,218,102

(3,398,833)	(12,553,452)	(1,243,639)	(9,324,650)
(54,779)	(151,520)	(15)	(137)
(349,290)	(796,458)	(121,569)	(432,204)
(7,051,570)	(9,562,348)	(23,825,831)	(45,531,383)
(698)	(1,589)	(2,149)	(35,857)
(59,876)	(113,583)	(99,809)	(229,000)
(10,915,046)	(23,178,950)	(25,293,012)	(55,553,231)

49,564,656	306,009,915	1,285,595,750	4,486,194,573
9,451,895	19,873,017	21,639,877	45,731,019
(116,153,959)	(321,032,301)	(1,744,112,151)	(3,088,442,516)
(57,137,408)	4,850,631	(436,876,524)	1,443,483,076
(97,321,812)	21,375,632	(510,425,092)	1,464,147,947

625,585,868	604,210,236	4,671,679,860	3,207,531,913
$528,264,056	$625,585,868	$4,161,254,768	$4,671,679,860
$1,891,680	$1,138,671	$4,337,025	$2,330,953

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$9.51	$0.21	$(0.89)	$(0.68)	$(0.20)
2013 - B	9.52	0.18	(0.90)	(0.72)	(0.17)
2013 - C	9.51	0.18	(0.89)	(0.71)	(0.17)
2013 - Institutional	9.52	0.23	(0.90)	(0.67)	(0.22)
2013 - IR	9.51	0.23	(0.89)	(0.66)	(0.22)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	8.90	0.43	0.59	1.02	(0.41)
2013 - B	8.91	0.36	0.59	0.95	(0.34)
2013 - C	8.90	0.36	0.59	0.95	(0.34)
2013 - Institutional	8.91	0.46	0.59	1.05	(0.44)
2013 - IR	8.91	0.45	0.58	1.03	(0.43)
2012 - A	8.00	0.46	0.88	1.34	(0.44)
2012 - B	8.00	0.40	0.88	1.28	(0.37)
2012 - C	8.00	0.40	0.88	1.28	(0.38)
2012 - Institutional	8.00	0.49	0.88	1.37	(0.46)
2012 - IR	8.00	0.47	0.90	1.37	(0.46)
2011 - A	8.45	0.46	(0.47)	(0.01)	(0.44)
2011 - B	8.45	0.40	(0.47)	(0.07)	(0.38)
2011 - C	8.45	0.40	(0.47)	(0.07)	(0.38)
2011 - Institutional	8.45	0.49	(0.47)	0.02	(0.47)
2011 - IR (Commenced July 30, 2010)	8.57	0.33	(0.58)	(0.25)	(0.32)
2010 - A	7.00	0.48	1.43	1.91	(0.46)
2010 - B	7.00	0.42	1.43	1.85	(0.40)
2010 - C	7.00	0.42	1.43	1.85	(0.40)
2010 - Institutional	7.00	0.50	1.44	1.94	(0.49)
2009 - A	9.77	0.50	(2.78)	(2.28)	(0.49)
2009 - B	9.77	0.43	(2.78)	(2.35)	(0.42)
2009 - C	9.77	0.43	(2.78)	(2.35)	(0.42)
2009 - Institutional	9.77	0.53	(2.78)	(2.25)	(0.52)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.63	(7.17)%	$278,881	0.86	%(d)	0.93	%(d)	4.70	%(d)	14%
8.63	(7.62)	6,569	1.61	(d)	1.68	(d)	3.95	(d)	14
8.63	(7.52)	83,504	1.61	(d)	1.68	(d)	3.95	(d)	14
8.63	(7.13)	2,704,416	0.57	(d)	0.59	(d)	4.99	(d)	14
8.63	(7.05)	3,275	0.62	(d)	0.68	(d)	4.95	(d)	14

9.51	11.64	347,693	0.86		0.92		4.62		19
9.52	10.81	8,995	1.61		1.67		3.88		19
9.51	10.82	108,291	1.61		1.67		3.87		19
9.52	11.95	3,425,590	0.57		0.58		4.90		19
9.51	11.79	7,134	0.61		0.67		4.82		19
8.90	17.08	348,577	0.88		0.94		5.42		27
8.91	16.33	11,505	1.63		1.69		4.70		27
8.90	16.21	99,817	1.63		1.69		4.67		27
8.91	17.55	2,957,868	0.58		0.60		5.72		27
8.91	17.50	3,054	0.63		0.69		5.49		27
8.00	(0.24)	326,886	0.91		0.93		5.46		28
8.00	(0.99)	14,113	1.66		1.68		4.70		28
8.00	(0.87)	96,011	1.66		1.68		4.71		28
8.00	0.09	2,650,808	0.57		0.59		5.80		28
8.00	(3.06)	451	0.66	(d)	0.68	(d)	6.08	(d)	28
8.45	27.93	438,134	0.91		0.94		6.15		31
8.45	26.99	21,083	1.66		1.69		5.33		31
8.45	26.84	118,070	1.66		1.69		5.28		31
8.45	28.37	3,108,202	0.57		0.60		6.18		31
7.00	(23.97)	1,049,054	0.91		0.93		5.76		57
7.00	(24.55)	22,705	1.66		1.68		5.08		57
7.00	(24.55)	94,113	1.66		1.68		5.09		57
7.00	(23.71)	868,537	0.57		0.59		6.08		57

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$16.16	$0.30	$(1.09)	$(0.79)	$(0.28)
2013 - B	16.16	0.24	(1.09)	(0.85)	(0.22)
2013 - C	16.16	0.24	(1.08)	(0.84)	(0.22)
2013 - Institutional	16.16	0.33	(1.09)	(0.76)	(0.31)
2013 - Service	16.24	0.29	(1.09)	(0.80)	(0.27)
2013 - IR	16.14	0.32	(1.09)	(0.77)	(0.30)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	15.73	0.61	0.41	1.02	(0.59)
2013 - B	15.73	0.49	0.40	0.89	(0.46)
2013 - C	15.73	0.49	0.40	0.89	(0.46)
2013 - Institutional	15.72	0.66	0.42	1.08	(0.64)
2013 - Service	15.80	0.59	0.41	1.00	(0.56)
2013 - IR	15.71	0.64	0.41	1.05	(0.62)
2012 - A	14.25	0.65	1.47	2.12	(0.64)
2012 - B	14.25	0.54	1.46	2.00	(0.52)
2012 - C	14.25	0.54	1.46	2.00	(0.52)
2012 - Institutional	14.25	0.70	1.46	2.16	(0.69)
2012 - Service	14.32	0.63	1.47	2.10	(0.62)
2012 - IR	14.26	0.68	1.44	2.12	(0.67)
2011 - A	14.83	0.63	(0.59)	0.04	(0.62)
2011 - B	14.83	0.52	(0.59)	(0.07)	(0.51)
2011 - C	14.84	0.52	(0.60)	(0.08)	(0.51)
2011 - Institutional	14.83	0.68	(0.59)	0.09	(0.67)
2011 - Service	14.91	0.61	(0.60)	0.01	(0.60)
2011 - IR (Commenced July 30, 2010)	15.06	0.45	(0.80)	(0.35)	(0.45)
2010 - A	13.39	0.64	1.43	2.07	(0.63)
2010 - B	13.40	0.53	1.43	1.96	(0.53)
2010 - C	13.40	0.53	1.44	1.97	(0.53)
2010 - Institutional	13.39	0.69	1.43	2.12	(0.68)
2010 - Service	13.47	0.61	1.44	2.05	(0.61)
2009 - A	14.64	0.63	(1.25)	(0.62)	(0.63)
2009 - B	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - C	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - Institutional	14.64	0.68	(1.25)	(0.57)	(0.68)
2009 - Service	14.72	0.62	(1.26)	(0.64)	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.09	(4.93)%	$173,386	0.78	%(d)	1.00	%(d)	3.82	%(d)	12%
15.09	(5.28)	3,103	1.54	(d)	1.75	(d)	3.08	(d)	12
15.10	(5.22)	21,431	1.53	(d)	1.75	(d)	3.07	(d)	12
15.09	(4.76)	327,952	0.44	(d)	0.66	(d)	4.16	(d)	12
15.17	(4.99)	40	0.94	(d)	1.16	(d)	3.66	(d)	12
15.07	(4.82)	2,353	0.53	(d)	0.75	(d)	4.07	(d)	12

16.16	6.51	204,892	0.78		0.98		3.78		16
16.16	5.72	4,581	1.53		1.73		3.04		16
16.16	5.72	27,047	1.53		1.73		3.03		16
16.16	6.93	385,480	0.44		0.64		4.10		16
16.24	6.31	42	0.94		1.15		3.63		16
16.14	6.77	3,544	0.53		0.73		3.97		16
15.73	15.09	348,890	0.81		0.99		4.32		9
15.73	14.24	5,644	1.56		1.74		3.58		9
15.73	14.24	26,448	1.56		1.74		3.56		9
15.72	15.41	221,617	0.47		0.65		4.66		9
15.80	14.86	84	0.97		1.15		4.15		9
15.71	15.15	1,527	0.56		0.74		4.43		9
14.25	0.20	326,083	0.88		0.98		4.26		14
14.25	(0.55)	6,264	1.63		1.73		3.51		14
14.25	(0.61)	23,443	1.63		1.73		3.52		14
14.25	0.55	222,650	0.54		0.64		4.62		14
14.32	(0.03)	75	1.04		1.14		4.05		14
14.26	(2.40)	123	0.63	(d)	0.73	(d)	4.74	(d)	14
14.83	15.73	398,646	0.88		0.98		4.42		20
14.83	14.77	9,480	1.63		1.73		3.69		20
14.84	14.86	26,645	1.63		1.73		3.67		20
14.83	16.12	200,596	0.54		0.64		4.77		20
14.91	15.44	207	1.04		1.14		4.25		20
13.39	(4.28)	333,034	0.88		0.98		4.55		49
13.40	(4.92)	10,305	1.63		1.73		3.80		49
13.40	(4.92)	19,978	1.63		1.73		3.82		49
13.39	(3.95)	187,838	0.54		0.64		4.89		49
13.47	(4.39)	231	1.04		1.14		4.39		49

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013 - A	$10.69	$0.05	$(0.18)	$(0.13)	$(0.04)
2013 - B	10.67	0.02	(0.18)	(0.16)	(0.01)
2013 - C	10.68	0.03	(0.18)	(0.15)	(0.02)
2013 - Institutional	10.68	0.07	(0.19)	(0.12)	(0.06)
2013 - Service	10.67	0.04	(0.17)	(0.13)	(0.04)
2013 - IR	10.68	0.06	(0.18)	(0.12)	(0.06)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	10.62	0.13	0.07	0.20	(0.13)
2013 - B	10.61	0.07	0.05	0.12	(0.06)
2013 - C	10.62	0.08	0.06	0.14	(0.08)
2013 - Institutional	10.61	0.16	0.07	0.23	(0.16)
2013 - Service	10.61	0.12	0.05	0.17	(0.11)
2013 - IR	10.61	0.15	0.07	0.22	(0.15)
2012 - A	10.44	0.18	0.18	0.36	(0.18)
2012 - B	10.43	0.12	0.18	0.30	(0.12)
2012 - C	10.44	0.14	0.18	0.32	(0.14)
2012 - Institutional	10.44	0.22	0.17	0.39	(0.22)
2012 - Service	10.43	0.17	0.17	0.34	(0.16)
2012 - IR	10.44	0.19	0.19	0.38	(0.21)
2011 - A	10.46	0.18	(0.02)	0.16	(0.18)
2011 - B	10.45	0.12	(0.03)	0.09	(0.11)
2011 - C	10.46	0.12	(0.02)	0.10	(0.12)
2011 - Institutional	10.46	0.22	(0.03)	0.19	(0.21)
2011 - Service	10.46	0.17	(0.04)	0.13	(0.16)
2011 - IR (Commenced July 30, 2010)	10.56	0.14	(0.12)	0.02	(0.14)
2010 - A	10.25	0.19	0.23	0.42	(0.21)
2010 - B	10.24	0.15	0.20	0.35	(0.14)
2010 - C	10.25	0.12	0.22	0.34	(0.13)
2010 - Institutional	10.25	0.22	0.23	0.45	(0.24)
2010 - Service	10.24	0.15	0.26	0.41	(0.19)
2009 - A	10.25	0.30	— (e)	0.30	(0.30)
2009 - B	10.24	0.25	(0.01)	0.24	(0.24)
2009 - C	10.25	0.22	0.01	0.23	(0.23)
2009 - Institutional	10.25	0.34	— (e)	0.34	(0.34)
2009 - Service	10.24	0.29	— (e)	0.29	(0.29)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.52	(1.17)%	$263,383	0.73	%(d)	0.76	%(d)	0.94	%(d)	8%
10.50	(1.47)	12	1.31	(d)	1.49	(d)	0.35	(d)	8
10.51	(1.37)	50,999	1.13	(d)	1.51	(d)	0.53	(d)	8
10.50	(1.10)	3,831,181	0.39	(d)	0.42	(d)	1.27	(d)	8
10.50	(1.25)	217	0.89	(d)	0.92	(d)	0.80	(d)	8
10.50	(1.15)	15,463	0.48	(d)	0.51	(d)	1.18	(d)	8

10.69	1.85	327,845	0.73		0.76		1.26		28
10.67	1.15	12	1.33		1.49		0.67		28
10.68	1.35	57,257	1.13		1.50		0.79		28
10.68	2.20	4,266,884	0.39		0.42		1.48		28
10.67	1.60	1,320	0.89		0.92		1.15		28
10.68	2.11	18,362	0.48		0.50		1.41		28
10.62	3.46	945,940	0.73		0.77		1.72		24
10.61	2.84	31	1.33		1.52		1.16		24
10.62	3.05	48,865	1.13		1.52		1.32		24
10.61	3.72	2,195,766	0.39		0.43		2.05		24
10.61	3.31	6,362	0.89		0.93		1.63		24
10.61	3.62	10,568	0.48		0.52		1.83		24
10.44	1.52	775,171	0.73		0.77		1.71		34
10.43	0.91	91	1.33		1.52		1.10		34
10.44	0.94	41,115	1.31		1.53		1.14		34
10.44	1.86	1,576,602	0.39		0.43		2.05		34
10.43	1.26	17,730	0.89		0.93		1.57		34
10.44	0.17	77	0.48	(d)	0.52	(d)	1.97	(d)	34
10.46	4.09	982,297	0.73		0.79		1.84		11
10.45	3.47	314	1.33		1.54		1.42		11
10.46	3.31	41,959	1.48		1.54		1.14		11
10.46	4.44	1,291,972	0.39		0.45		2.16		11
10.46	4.01	43,518	0.89		0.95		1.39		11
10.25	3.02	303,446	0.73		0.85		2.96		33
10.24	2.41	450	1.33		1.60		2.41		33
10.25	2.25	17,373	1.48		1.60		2.18		33
10.25	3.37	260,054	0.39		0.51		3.31		33
10.24	2.85	54	0.89		1.01		2.82		33

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2013 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
High Yield Municipal	A, B, C, Institutional and IR	Non-diversified
Municipal Income and Short Duration Tax-Free	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 4.50%, 3.75% and 1.50%, respectively. Class B Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, 5.00% to zero, and 2.00% to zero, respectively, depending upon the period of time that shares are held. Class C Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a CDSC of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as such in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A Rate Lock is a type of forward contract between a Fund and a rate lock provider pursuant to which the parties agree to make payments to each other based on a notional amount, contingent upon whether the referenced obligation is above or below a specified level on the termination date of the contract. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund’s investment in credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2013:

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$6,605	$—	$—
Municipal Debt Obligations	—	3,031,002,745	—
Total	$6,605	$3,031,002,745	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$1,232,742	$—
Interest Rate Swap Contracts	—	10,512,101	—
Total	$—	$11,744,843	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(81,513)	$—

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$521,184,227	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$39,878	$—
Interest Rate Swap Contracts	—	1,855,077	—
Total	$—	$1,894,955	$—

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$4,040,228,356	$—
Short-term Investments	—	30,905,000	—
Total	$—	$4,071,133,356	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$250,230	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(156,399)	$—
Interest Rate Swap Contracts	—	(1,078,153)	—
Total	$—	$(1,234,552)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Credit	Receivable for unrealized gain on swap contracts	$1,232,742	Payable for unrealized loss on swap contracts	$(81,513)
Interest Rate	Receivable for unrealized gain on swap contracts	10,512,101	—	—
Total		$11,744,843		$(81,513)

MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$39,878	—	$—
Interest Rate	Receivable for unrealized gain on swap contracts	1,855,077	—	—
Total		$1,894,955		$—

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$250,230	Payable for unrealized loss on swap contracts	$(156,399)	(a)
Interest Rate	—	—	Payable for unrealized loss on swap contracts	(1,078,153)	(b)
Total		$250,230		$(1,234,552)

(a)	Amount represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.
(b)	Includes unrealized gain (loss) on centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$521,069	$129,206	7
Interest Rate	Net realized gain (loss) from swap and forward contracts/Net change in unrealized gain (loss) on swap and forward contracts	(731,147)	10,664,851	2
Total		$(210,078)	$10,794,057	9

MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$22,411	$(36,742)	3
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(205,224)	1,890,202	1
Total		$(182,813)	$1,853,460	4

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$182,887	$(305,107)	3
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(489)	(1,078,153)	1
Total		$182,398	$(1,383,260)	4

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2013.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, options and certain swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post additional collateral to the counterparty in the form of initial margin, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2013:

HIGH YIELD MUNICIPAL
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Swaps
Bank of America, N.A.	$62,849	$—	$62,849	$(62,849)	$—
JPMorgan Chase Bank, N.A.	951,098	(81,513)	869,585	(869,585)	—
Morgan Stanley & Co. International PLC	218,795	—	218,795	(218,795)	—
Morgan Stanley Capital Services, Inc.	10,512,101	—	10,512,101	(7,178,771)	3,333,330
Total	$11,744,843	$(81,513)	$11,663,330	$(8,330,000)	$3,333,330

MUNICIPAL INCOME
	Derivative Assets(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps
Bank of America, N.A.	$15,712	$15,712	$(15,712)	$—
JPMorgan Chase Bank, N.A.	15,713	15,713	(15,713)	—
Morgan Stanley & Co. International PLC	8,453	8,453	(8,453)	—
Morgan Stanley Capital Services, Inc.	1,855,077	1,855,077	(1,810,122)	44,955
Total	$1,894,955	$1,894,955	$(1,850,000)	$44,955

SHORT DURATION TAX-FREE
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Swaps
Centrally Cleared	$—	$(70,765)	$(70,765)	$—	$(70,765)
Bank of America, N.A.	—	(156,399)	(156,399)	156,399	—
JPMorgan Chase Bank, N.A.	157,123		157,123	—	157,123
Morgan Stanley & Co. International PLC	93,107	—	93,107	—	93,107
Total	$250,230	$(227,164)	$23,066	$156,399	$179,465

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
High Yield Municipal	0.55%	0.55%	0.50%	0.48%	0.47%	0.53%	0.53%
Municipal Income	0.55	0.50	0.48	0.47	0.46	0.55	0.40	*
Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.36	0.34	*

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 29, 2014, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C
Distribution Plan	0.25%	0.75%	0.75%
Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2013, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.15% and 0.35% as an annual percentage rate of the average daily net assets attributable to Class B Shares and Class C Shares, respectively, of the Short Duration Tax-Free Fund. These arrangements will remain in place through at least July 29, 2014. Prior to such date, Goldman Sachs may not terminate these arrangements without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended September 30, 2013, Goldman Sachs advised that it retained front end sales charges of $18,753, $9,436 and $3,120 for the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C and Class IR Shares; and 0.04% of the average daily

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class B, Class C and Class IR Shares of the High Yield Municipal Fund. This arrangement will remain in effect through at least July 29, 2014. Prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense limitations will remain in place through at least July 29, 2014 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2013 these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class B Distribution and Service Fee	Class C Distribution and Service Fee	Transfer Agent Fee(a)	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
High Yield Municipal	$—	$—	$—	$106,758	$277,884	$10,841	$395,483
Municipal Income	437,869	—	—	—	192,202	2,057	632,128
Short Duration Tax-Free	300,834	9	96,071	—	292,153	20,776	709,843

(a)	Applicable to Class A, B, C and IR Shares.

As of September 30, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
High Yield Municipal	$1,329,527	$130,905	$111,972	$1,572,404
Municipal Income	173,977	56,127	32,217	262,321
Short Duration Tax-Free	1,181,505	83,667	161,836	1,427,008

G.  Line of Credit Facility — As of September 30, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of repurchases. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

H.  Other Transactions with Affiliates — As of September 30, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 7% of the Service Class Shares of the Municipal Income Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2013, were as follows:

Fund	Purchases	Sales and Maturities
High Yield Municipal	$478,830,574	$910,455,970
Municipal Income	65,962,090	110,800,454
Short Duration Tax-Free	342,895,468	657,852,756

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2013, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Capital loss carryforwards:(1)
Expiring 2015	$(2,478,411)	$(3,036,076)	$—
Expiring 2016	(220,731,177)	(5,753,929)	—
Expiring 2017	(553,071,659)	(13,220,467)	—
Expiring 2018	(431,124,617)	(11,494,807)	—
Expiring 2019	(11,174,752)	(704,599)	—
Perpetual Short-term	—	(1,786,963)	—
Perpetual Long-term	(139,702,520)	(228,384)	—
Total capital loss carryforwards	$(1,358,283,136)	$(36,225,225)	$—
Timing differences (Qualified Late Year Loss Deferral/income distribution payable/defaulted bond income)	$(7,685,393)	$(25,809)	$(359)

(1) With	the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

As of September 30, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Tax cost	$3,171,115,550	$506,356,912	$4,081,483,994
Gross unrealized gain	225,389,754	31,758,323	39,684,402
Gross unrealized loss	(365,495,954)	(16,931,008)	(50,035,040)
Net unrealized security gain (loss)	$(140,106,200)	$14,827,315	$(10,350,638)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, differences in the tax treatment of partnership investments, swap transactions, premium amortization and the accretion of market discount.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — High Yield Municipal Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On August 15, 2013, a definitive proxy statement (“proxy”) was filed with the SEC to, among other things, elect certain Trustees to the Trust. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	High Yield Municipal Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,450,972	$31,617,187	7,263,228	$67,685,917
Shares converted from Class B(a)	4	38	17,163	159,421
Reinvestment of distributions	724,037	6,522,104	1,525,114	14,247,181
Shares redeemed	(8,394,047)	(76,230,867)	(11,404,991)	(106,472,493)
	(4,219,034)	(38,091,538)	(2,599,486)	(24,379,974)
Class B Shares
Shares sold	1,008	9,107	26,615	248,566
Shares converted to Class A(a)	(4)	(38)	(17,156)	(159,421)
Reinvestment of distributions	14,219	128,119	36,563	341,077
Shares redeemed	(199,205)	(1,826,920)	(392,464)	(3,659,710)
	(183,982)	(1,689,732)	(346,442)	(3,229,488)
Class C Shares
Shares sold	393,530	3,622,508	2,132,796	19,884,677
Reinvestment of distributions	158,063	1,423,594	322,695	3,015,665
Shares redeemed	(2,254,618)	(20,230,153)	(2,282,793)	(21,349,101)
	(1,703,025)	(15,184,051)	172,698	1,551,241
Institutional Shares
Shares sold	32,376,305	291,215,155	81,505,809	761,045,271
Reinvestment of distributions	7,848,768	70,779,326	15,569,692	145,595,952
Shares redeemed	(86,800,795)	(782,854,291)	(69,190,359)	(647,653,773)
	(46,575,722)	(420,859,810)	27,885,142	258,987,450
Class IR Shares
Shares sold	25,583	243,644	604,820	5,683,071
Reinvestment of distributions	11,665	106,119	24,070	225,995
Shares redeemed	(407,768)	(3,836,124)	(221,765)	(2,081,890)
	(370,520)	(3,486,361)	407,125	3,827,176
NET INCREASE (DECREASE)	(53,052,283)	$(479,311,492)	25,519,037	$236,756,405

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Municipal Income Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	965,464	$15,200,230	4,242,615	$68,405,907
Shares converted from Class B(a)	2,523	38,212	5,984	96,203
Reinvestment of distributions	207,781	3,223,314	750,815	12,131,887
Shares redeemed	(2,366,396)	(36,814,808)	(14,502,986)	(234,292,475)
	(1,190,628)	(18,353,052)	(9,503,572)	(153,658,478)
Class B Shares
Shares sold	3,715	57,240	18,498	298,381
Shares converted to Class A(a)	(2,523)	(38,212)	(5,984)	(96,203)
Reinvestment of distributions	3,021	46,911	7,687	124,127
Shares redeemed	(82,072)	(1,277,583)	(95,651)	(1,542,474)
	(77,859)	(1,211,644)	(75,450)	(1,216,169)
Class C Shares
Shares sold	98,126	1,559,200	455,027	7,352,293
Reinvestment of distributions	18,219	282,809	38,318	619,297
Shares redeemed	(369,956)	(5,727,068)	(501,461)	(8,107,442)
	(253,611)	(3,885,059)	(8,116)	(135,852)
Institutional Shares
Shares sold	2,066,343	32,469,016	14,013,681	226,561,301
Reinvestment of distributions	376,366	5,838,630	425,956	6,883,413
Shares redeemed	(4,567,420)	(71,036,269)	(4,674,799)	(75,519,169)
	(2,124,711)	(32,728,623)	9,764,838	157,925,545
Service Shares
Reinvestment of distributions	22	354	44	723
Shares redeemed	(1)	(23)	(2,767)	(44,232)
	21	331	(2,723)	(43,509)
Class IR Shares
Shares sold	17,416	278,970	209,658	3,392,033
Reinvestment of distributions	3,859	59,877	7,022	113,570
Shares redeemed	(84,790)	(1,298,208)	(94,279)	(1,526,509)
	(63,515)	(959,361)	122,401	1,979,094
NET INCREASE (DECREASE)	(3,710,303)	$(57,137,408)	297,378	$4,850,631

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free Fund

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,441,217	$57,839,435	49,419,906	$527,062,785
Reinvestment of distributions	98,455	1,043,154	776,155	8,276,621
Shares redeemed	(11,165,800)	(118,574,300)	(108,627,085)	(1,160,275,084)
	(5,626,128)	(59,691,711)	(58,431,024)	(624,935,678)
Class B Shares
Shares sold	—	—	1	14
Reinvestment of distributions	1	15	13	138
Shares redeemed	(1)	(10)	(1,806)	(19,240)
	—	5	(1,792)	(19,088)
Class C Shares
Shares sold	640,633	6,800,455	2,279,154	24,301,407
Reinvestment of distributions	7,884	83,431	27,624	294,570
Shares redeemed	(1,156,379)	(12,240,957)	(1,548,409)	(16,517,243)
	(507,862)	(5,357,071)	758,369	8,078,734
Institutional Shares
Shares sold	114,801,026	1,217,854,748	366,826,588	3,913,902,776
Reinvestment of distributions	1,929,868	20,411,469	3,459,941	36,895,127
Shares redeemed	(151,648,193)	(1,606,407,731)	(177,531,560)	(1,893,085,632)
	(34,917,299)	(368,141,514)	192,754,969	2,057,712,271
Service Shares
Shares sold	—	162	—	—
Reinvestment of distributions	193	2,046	3,363	35,820
Shares redeemed	(103,202)	(1,100,190)	(479,500)	(5,103,753)
	(103,009)	(1,097,982)	(476,137)	(5,067,933)
Class IR Shares
Shares sold	290,711	3,100,950	1,962,432	20,927,591
Reinvestment of distributions	9,430	99,762	21,452	228,743
Shares redeemed	(547,892)	(5,788,963)	(1,260,068)	(13,441,564)
	(247,751)	(2,588,251)	723,816	7,714,770
NET INCREASE (DECREASE)	(41,402,049)	$(436,876,524)	135,328,201	$1,443,483,076

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and redemption fees (with respect to Class A, Class B, Class C, Institutional, Service and Class IR Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	High Yield Municipal Fund				Municipal Income Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 4/01/13	Ending Account Value 9/30/13		Expenses Paid for the 6 Months Ended 9/30/13*	Beginning Account Value 4/01/13	Ending Account Value 9/30/13		Expenses Paid for the 6 Months Ended 9/30/13*	Beginning Account Value 4/01/13	Ending Account Value 9/30/13		Expenses Paid for the 6 Months Ended 9/30/13*
Class A
Actual	$1,000	$928.30		$4.16	$1,000	$950.70		$3.81	$1,000	$988.30		$3.64
Hypothetical 5% return	1,000	1,020.76	+	4.36	1,000	1,021.16	+	3.95	1,000	1,021.41	+	3.70
Class B
Actual	1,000	923.80		7.76	1,000	947.20		7.52	1,000	985.30		6.52
Hypothetical 5% return	1,000	1,017.00	+	8.14	1,000	1,017.35	+	7.79	1,000	1,018.50	+	6.63
Class C
Actual	1,000	924.80		7.77	1,000	947.80		7.47	1,000	986.30		5.63
Hypothetical 5% return	1,000	1,017.00	+	8.14	1,000	1,017.40	+	7.74	1,000	1,019.40	+	5.72
Institutional
Actual	1,000	928.70		2.76	1,000	952.40		2.15	1,000	989.00		1.94
Hypothetical 5% return	1,000	1,022.21	+	2.89	1,000	1,022.86	+	2.23	1,000	1,023.11	+	1.98
Service
Actual	N/A	N/A		N/A	1,000	950.10		4.60	1,000	987.50		4.43
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,020.36	+	4.76	1,000	1,020.61	+	4.51
Class IR
Actual	1,000	929.50		3.00	1,000	951.80		2.59	1,000	988.50		2.39
Hypothetical 5% return	1,000	1,021.96	+	3.14	1,000	1,022.41	+	2.69	1,000	1,022.66	+	2.43

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR
High Yield Municipal	0.86%	1.61%	1.61%	0.57%	N/A	0.62%
Municipal Income	0.78	1.54	1.53	0.44	0.94%	0.53
Short Duration Tax-Free	0.73	1.31	1.13	0.39	0.89	0.48

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs High Yield Municipal, Goldman Sachs Municipal Income and Goldman Sachs Short Duration Tax-Free Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and (for the Municipal Income Fund) a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain management fees of the Municipal Income and Short Duration Tax-Free Funds and to limit certain expenses of each of the Funds that exceed specified levels; the undertakings of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor and transfer agent, to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class B and Class C Shares and a portion of the transfer agency fees paid by the High Yield Municipal Fund’s Class A, Class B, Class C and Class IR Shares; and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Municipal Income and Short Duration Tax-Free Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2013. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

objective and policies and market conditions. The Trustees also received information comparing the Municipal Income Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the High Yield Municipal Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the fourth quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2013. They noted that the Municipal Income Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods, and underperformed for the ten-year period ended March 31, 2013. They noted that the Short Duration Tax-Free Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods, and underperformed for the five- and ten-year periods ended March 31, 2013. The Trustees also noted the addition of a key hire to the Investment Adviser’s staff in 2012.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees for the Municipal Income and Short Duration Tax-Free Funds and to limit certain expenses of each of the Funds that exceed specified levels, as well as Goldman Sachs’ undertakings to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class B and Class C Shares and to waive a portion of the transfer agency fees paid by the High Yield Municipal Fund’s Class A, Class B, Class C and Class IR Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	High Yield Municipal Fund	Municipal Income Fund	Short Duration Tax-Free Fund
First $1 billion	0.55%	0.55%	0.40%
Next $1 billion	0.55%	0.50%	0.36%
Next $3 billion	0.50%	0.48%	0.34%
Next $3 billion	0.48%	0.47%	0.33%
Over $8 billion	0.47%	0.46%	0.32%

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees for the Municipal Income and Short Duration Tax-Free Funds and to limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield Municipal and Short Duration Tax-Free Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley*

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin*

*Effective as of October 15, 2013.

**Effective as of November 14, 2013, Mr. McHugh was appointed Principal Financial Officer.

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer** and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of September 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 115324.MF.MED.TMPL / 11 / 2013 / TFFISAR13 / 20k

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2013 and August 31, 2012 were approximately $819,198 and $661,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2013

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 3, 2013